                                                      Reg. Nos. 2-51727/811-2507


                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC  20549
                                     FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                [ X ]

     Pre-Effective Amendment No.                                      [   ]
                                 ----

     Post-Effective Amendment No. 48                                  [ X ]
                                 ----

                                       and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940                                                   [ X ]


     Amendment No.  48                                                [ X ]
                   ----

                       (Check appropriate box or boxes.)

                           COLUMBIA DAILY INCOME COMPANY
                 (Exact Name of Registrant as Specified in Charter)

1301 SW Fifth Avenue, PO Box 1350, Portland, Oregon 97207
(Address of Principal Executive Offices         (Zip Code)

Registrant's Telephone Number, including Area Code:  (503) 222-3600


J. Jerry Inskeep, Jr.
1301 SW Fifth Avenue, PO Box 1350, Portland, Oregon 97207
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (Check appropriate box)

               immediately upon filing pursuant to paragraph (b)
     ------

        X      on February 23, 1998 pursuant to paragraph (b)
     ------

               60 days after filing pursuant to paragraph (a)
     ------
               on ___________ pursuant to paragraph (a) of Rule 485.
     ------
               75 days after filing pursuant to paragraph (a)(2)
     ------
               on __________ pursuant to paragraph (a)(2) of Rule 485
     ------

If appropriate, check the following box:

               this post-effective amendment designates a new effective date for
     ------    a previously filed post-effective amendment.

Please forward copies of communications to:

          Robert J. Moorman
          Stoel Rives LLP
          900 SW Fifth Avenue, Suite 2300
          Portland, Oregon  97204

                                        -------------------

Title of Securities Being Registered:  Common Stock, par value $.001 per share

                            COLUMBIA DAILY INCOME COMPANY.

                                CROSS-REFERENCE SHEET



Item
---------------------------------------------------------
                                                                      Location in
Part A -  INFORMATION REQUIRED IN A PROSPECTUS                        Prospectus
                                                                      -----------

          Item 1.      Cover Page . . . . . . . . . . . . . . . . .   Cover

          Item 2.      Synopsis . . . . . . . . . . . . . . . . . .   "Fund Expenses"

          Item 3.      Condensed Financial Information. . . . . . .   "Financial Highlights" and "Performance"

          Item 4.      General Description of Registrant. . . . . .   "Fund Descriptions" and "Additional Information"

          Item 5.      Management of the Fund . . . . . . . . . . .   "Fund Management"

          Item 5A.     Management's Discussion of Fund Performance    Contained in the Annual Report of the Fund

          Item 6.      Capital Stock and Other Securities . . . . .   "Fund Management"; Distributions and "Taxes"; "Investor
                                                                      Services"; "Fund Descriptions"; and Cover

          Item 7.      Purchase of Securities Being Offered . . . .   "Investor Services"; "Fund Descriptions" and "Fund Management"

          Item 8.      Redemption or Repurchase . . . . . . . . . .   "Investor Services"

          Item 9.      Pending Legal Proceedings. . . . . . . . . .   Not applicable

                                                                      Location in Statement
Part B -  INFORMATION REQUIRED IN A STATEMENT                         of Additional
          OF ADDITIONAL INFORMATION . . . . . . . . . . . . . . . .   Information
                                                                      ---------------------

          Item 10.     Cover Page . . . . . . . . . . . . . . . . .   Cover

          Item 11.     Table of Contents. . . . . . . . . . . . . .   "Table of Contents"

          Item 12.     General Information and History. . . . . . .   Not applicable

          Item 13.     Investment Objectives and Policies . . . . .   "Investment Restrictions" and "Additional Information
                                                                      Regarding Certain Investments by the Funds."  Additional
                                                                      information is in Prospectus under "Fund Descriptions" and
                                                                      "Additional Information."


                                                                      3

          Item 14.     Management of the Fund . . . . . . . . . . .   "Management"

          Item 15.     Control Persons and Principal
                        Holders of Securities . . . . . . . . . . .   "Management"

          Item 16.     Investment Advisory and Other Services . . .   "Investment Advisory and Other Fees Paid to Affiliates" and
                                                                      "Custodians."  Additional information is in Prospectus under
                                                                      "Fund Management."

          Item 17.     Brokerage Allocation and Other Practices . .   "Portfolio Transactions"

          Item 18.     Capital Stock and Other Securities . . . . .   All required information is in Prospectus under "Fund
                                                                      Management."

          Item 19.     Purchase, Redemption and
                        Pricing of Securities
                        Being Offered . . . . . . . . . . . . . . .   "Redemptions."  Additional information is in Prospectus under
                                                                      "Investor Services."

          Item 20.     Tax Status . . . . . . . . . . . . . . . . .   "Taxes."  Additional information is in Prospectus under
                                                                      Distributions and "Taxes."

          Item 21.     Underwriters . . . . . . . . . . . . . . . .   "Management"

          Item 22.     Calculation of Performance Data. . . . . . .   "Yield and Performance"

          Item 23.     Financial Statements . . . . . . . . . . . .   "Accounting Services and Financial Statements"

                                      [LOGO]

                                 COLUMBIA FUNDS
                                   PROSPECTUS
                               February 23, 1998


                           COLUMBIA COMMON STOCK FUND
              ----------------------------------------------------
              ----------------------------------------------------
                              COLUMBIA GROWTH FUND
              ----------------------------------------------------
              ----------------------------------------------------
                       COLUMBIA INTERNATIONAL STOCK FUND
              ----------------------------------------------------
              ----------------------------------------------------
                             COLUMBIA SPECIAL FUND
              ----------------------------------------------------
              ----------------------------------------------------
                            COLUMBIA SMALL CAP FUND
              ----------------------------------------------------
              ----------------------------------------------------
                        COLUMBIA REAL ESTATE EQUITY FUND
              ----------------------------------------------------
              ----------------------------------------------------
                             COLUMBIA BALANCED FUND
              ----------------------------------------------------
              ----------------------------------------------------
                         COLUMBIA DAILY INCOME COMPANY
              ----------------------------------------------------
              ----------------------------------------------------
                    COLUMBIA U.S. GOVERNMENT SECURITIES FUND
              ----------------------------------------------------
              ----------------------------------------------------
                     COLUMBIA FIXED INCOME SECURITIES FUND
              ----------------------------------------------------
              ----------------------------------------------------
                          COLUMBIA MUNICIPAL BOND FUND
              ----------------------------------------------------
              ----------------------------------------------------
                            COLUMBIA HIGH YIELD FUND

DEAR INVESTOR:

We are pleased to present the Columbia Funds prospectus for 1998. Inside, you will find detailed descriptions of each of the Columbia Funds. We encourage you to read the prospectus carefully before investing, since it will provide greater insight to our investment philosophy, fund objectives, and management fees and expenses.

As you may know, we are committed to providing our investors with consistent, long-term investment returns while managing risk. And we work hard to keep our expenses low, enabling more of your money to work for you.

Investing with Columbia is easy, and everything you need to know about opening an account -- or adding to an existing account -- is included right here. If you have any questions about these materials, please be sure to contact us toll-free at 1-800-547-1707 or at 222-3606 in Portland. One of our Investor Services Representatives will be happy to assist you.

Sincerely,

        [SIG]                             [SIG]
John A. Kemp                              Thomas L. Thomsen
CHAIRMAN AND CHIEF EXECUTIVE OFFICER      PRESIDENT AND CHIEF INVESTMENT OFFICER
COLUMBIA FUNDS MANAGEMENT COMPANY         COLUMBIA FUNDS MANAGEMENT COMPANY

                           COLUMBIA FUNDS PROSPECTUS
       -----------------------------------------------------------------


                               FEBRUARY 23, 1998


C olumbia Funds is a family of 12 mutual funds managed by Columbia Funds Management Company (the "Advisor"). Because the
Funds are no-load, you pay no sales charges to invest in them. This Prospectus describes the different investment objectives of each Columbia Fund and provides other information about opening an account and conducting business with the Funds. Please read it carefully before investing and retain it for future reference.



A Statement of Additional Information about the Funds dated February 23, 1998 has been filed with the Securities and Exchange Commission and is available along with other related materials on the SEC's Internet Web site (www.sec.gov). For a printed copy of the Statement of Additional Information, please call the Funds at 1-800-547-1707. The Statement of Additional Information is legally a part of (incorporated by reference into) this Prospectus.


This Prospectus constitutes an offer to sell securities of a Fund only in those states where the Fund's shares have been registered for sale. A Fund will not accept applications from persons residing in states where the Fund's shares are not registered.


Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Fleet Financial Group, Inc. or any of its affiliates, the Advisor, or any Fleet bank. Shares of the Funds are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risk, including the possible loss of principal.



Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC"), nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                               TABLE OF CONTENTS
FUND EXPENSES..................................................................1
FINANCIAL HIGHLIGHTS...........................................................2
FUND DESCRIPTIONS.............................................................14
  Common Stock Fund...........................................................15
  Growth Fund.................................................................15
  International Stock Fund....................................................16
  Special Fund................................................................17
  Small Cap Fund..............................................................18
  Real Estate Fund............................................................19
  Balanced Fund...............................................................21
  Money Market Fund...........................................................22
  Government Bond Fund........................................................23
  Bond Fund...................................................................24
  Municipal Bond Fund.........................................................25
  High Yield Fund.............................................................28
RISK FACTORS..................................................................31
PERFORMANCE...................................................................35
FUND MANAGEMENT...............................................................37
  Investment Advisor..........................................................37
  Investment Team.............................................................38

  Personal Trading............................................................40

  Other Service Providers.....................................................40

  Other Information...........................................................40

INVESTOR SERVICES.............................................................41
  How to Open a New Account...................................................41
  How to Purchase Shares......................................................41
  Paying for Your Shares......................................................42
  How to Redeem (Sell) Shares.................................................42
  Payment of Redemption Proceeds..............................................44
  How to Exchange Shares......................................................44
  Processing Your Order.......................................................45
  Determining Your Share Price................................................45
  Investor Inquiries..........................................................46
  Account Privileges..........................................................46

  IRAs and Retirement Plans...................................................47


  Private Management Accounts.................................................47

DISTRIBUTIONS AND TAXES.......................................................48
ADDITIONAL INFORMATION........................................................51

                           COLUMBIA FUNDS PROSPECTUS
       -----------------------------------------------------------------


T   HE DIFFERENT INVESTMENT OBJECTIVES OF THE COLUMBIA
    FUNDS ARE SUMMARIZED BELOW. MORE INFORMATION ABOUT THE FUNDS AND THE SERVICES AVAILABLE TO SHAREHOLDERS ARE DESCRIBED IN DETAIL IN THIS PROSPECTUS.


                       -- NO SALES LOAD OR 12B-1 FEES --

 MANY MUTUAL FUNDS CHARGE FEES TO COMPENSATE SALES REPRESENTATIVES FOR PROMOTING AND SELLING THEIR FUNDS. THERE ARE FUNDS, HOWEVER, THAT CHARGE NO SALES FEES WHEN YOU BUY SHARES. WITH THESE FUNDS, ALL OF YOUR MONEY, INSTEAD OF JUST A PORTION, IS INVESTED. IN ADDITION, SOME "NO-LOAD" MUTUAL FUNDS CHARGE AN ANNUAL 12B-1 FEE AGAINST FUND ASSETS TO HELP PAY FOR THE SALE OF FUND SHARES. COLUMBIA FUNDS ARE SOLD WITHOUT SALES LOADS OR 12B-1 FEES; ALL THE MONEY YOU PAY TO BUY SHARES IS INVESTED IN THE COLUMBIA FUND YOU SELECT.

                               -- STOCK FUNDS --

COLUMBIA COMMON STOCK FUND, INC.

(the "Common Stock Fund") seeks growth of capital and dividend income through a diversified portfolio of common stocks issued primarily by larger, well established companies, many of which have a history of paying dividends.

COLUMBIA GROWTH FUND, INC.

(the "Growth Fund") seeks long-term capital appreciation by investing primarily in common stocks believed to offer above-average earnings growth.

COLUMBIA INTERNATIONAL STOCK FUND, INC.

(the "International Stock Fund") seeks long-term capital appreciation by investing primarily in foreign equity securities. Under normal conditions, at least 65% of its total assets will be invested in at least three countries other than the United States.

COLUMBIA SPECIAL FUND, INC.


(the "Special Fund") seeks capital appreciation by investing in securities that are considered more volatile than the market as a whole (as measured by the S&P 500 Stock Index). The Fund invests primarily in small to mid-sized companies, as well as special situations such as new issues, companies that may benefit from technological or product developments or new management, or companies involved in mergers and buyouts.


COLUMBIA SMALL CAP FUND, INC.

(the "Small Cap Fund") seeks significant capital appreciation by investing primarily in common stocks of smaller companies ("small cap"). A company is considered small cap if it has a market capitalization of less than $1 billion. Investing in small cap companies may offer greater potential for capital growth, but is generally riskier than investing in larger, more established companies.

COLUMBIA REAL ESTATE EQUITY FUND, INC.

(the "Real Estate Fund") seeks capital appreciation and above-average current income, with equal emphasis, by investing primarily in equity securities of companies that are principally engaged in the real estate industry, including real estate investment trusts (REITs).

                           COLUMBIA FUNDS PROSPECTUS
       -----------------------------------------------------------------
                              -- BALANCED FUND --

COLUMBIA BALANCED FUND, INC.

(the "Balanced Fund") is designed to provide high total return (growth of capital and income) by investing in common stocks and fixed income securities.

                            -- MONEY MARKET FUND --

COLUMBIA DAILY INCOME COMPANY

(the "Money Market Fund") seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital by investing in short-term, money market securities. Income is paid, compounded, and reinvested daily. SHARES OF THE MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE FUND INTENDS TO MAINTAIN A CONSTANT NET ASSET VALUE OF ONE DOLLAR PER SHARE, THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

                                -- BOND FUNDS --

COLUMBIA U.S. GOVERNMENT
SECURITIES FUND, INC.

(the "Government Bond Fund") seeks to provide shareholders with preservation of capital and a high level of income. It invests substantially all of its assets in U.S. Government obligations with a maximum maturity of three years. The Fund's shares are not guaranteed by the U.S. Government.

COLUMBIA FIXED INCOME SECURITIES FUND, INC.

(the "Bond Fund") seeks a high level of income by investing in a broad range of investment-grade, fixed income securities with intermediate- to long-term maturities.

COLUMBIA MUNICIPAL BOND FUND, INC.

(the "Municipal Bond Fund") is a tax-exempt bond fund whose goal is to provide a high level of income exempt from federal and State of Oregon income taxes.


The Municipal Bond Fund concentrates its investments in obligations of Oregon issuers, to the extent consistent with its other investment policies and restrictions. Therefore, the Municipal Bond Fund's portfolio may be exposed to special risks that would not affect funds that do not concentrate in obligations of one state. See "Columbia Municipal Bond Fund -- Special Investment Considerations."


COLUMBIA HIGH YIELD FUND, INC.

(the "High Yield Fund") seeks to provide a high level of current income by investing primarily in lower-rated fixed income securities, commonly known as "junk bonds." INVESTMENTS OF THIS TYPE ARE SUBJECT TO GREATER RISK OF LOSS OF PRINCIPAL AND NONPAYMENT OF INTEREST THAN ARE HIGHER-RATED INVESTMENTS. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "FUND DESCRIPTIONS -- RISK FACTORS."

              ----------------------------------------------------


                    FOR FURTHER INFORMATION OR ASSISTANCE IN
                    OPENING AN ACCOUNT, PLEASE CALL 222-3606
                         IN PORTLAND OR 1-800-547-1707
                                  NATIONWIDE.
                     YOU MAY ALSO VISIT THE FUNDS' WEB SITE
                           AT WWW.COLUMBIAFUNDS.COM.

                                 FUND EXPENSES
       -----------------------------------------------------------------


The following information is provided to assist you in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. "Annual Fund Operating Expenses" are the expenses incurred by each Fund for 1997. Expenses paid by the Funds include management fees as well as audit, transfer agent, custodian and legal fees and other business operating expenses. For more information about Fund expenses, see "Columbia Funds Prospectus -- No Sales Load or 12b-1 Fees" and "Fund Management."


                      -- SHAREHOLDER TRANSACTION COSTS --
                                 FOR ALL FUNDS

SALES LOAD IMPOSED ON PURCHASES......       NONE
SALES LOAD IMPOSED ON REINVESTED
DIVIDENDS............................       NONE
REDEMPTION FEES*.....................       NONE
EXCHANGE FEES........................       NONE
*WIRE REDEMPTIONS MAY BE SUBJECT TO A FEE OF UP
 TO $5, IN ADDITION TO ANY CHARGES BY YOUR BANK.

--------------------------------------------------------------------------------
                         ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                    INTERNATIONAL                         REAL                   MONEY
                               COMMON     GROWTH       STOCK       SPECIAL   SMALL CAP   ESTATE     BALANCED    MARKET
                             STOCK FUND    FUND         FUND        FUND       FUND       FUND        FUND       FUND
                             ----------  ---------  ------------  ---------  ---------  ---------  ----------  ---------
Management fees                  0.60%       0.58%       1.00%        0.84%      1.00%      0.75%      0.50%       0.48%
12b-1 fees                        None        None        None         None       None       None       None        None
Other expenses*                  0.17%       0.13%       0.62%        0.14%      0.46%      0.27%      0.18%       0.15%
TOTAL OPERATING EXPENSES         0.77%       0.71%       1.62%        0.98%      1.46%      1.02%      0.68%       0.63%

                             GOVERNMENT                            HIGH
                                BOND                 MUNICIPAL     YIELD
                                FUND      BOND FUND  BOND FUND     FUND
                             -----------  ---------  ----------  ---------
Management fees                   0.50%       0.50%      0.50%       0.60%
12b-1 fees                         None        None       None        None
Other expenses*                   0.37%       0.16%      0.07%       0.40%
TOTAL OPERATING EXPENSES          0.87%       0.66%      0.57%       1.00%



*The Advisor has voluntarily agreed to assume ordinary recurring expenses of the High Yield Fund to the extent these expenses, together with the Fund's Management Fee, exceed 1% of the Fund's average net assets. Without the expense reimbursement, the "Total operating expenses" for the Fund for 1997 would have been 1.02%.

--------------------------------------------------------------------------------
                              EXAMPLE OF EXPENSES
-----------------------------------------------------------------

Based on the expense ratios above, you would pay the following expenses on a $1,000 investment (assuming a 5% annual return and redemption at the end of each time period).


                                                    INTERNATIONAL                         REAL                   MONEY
                               COMMON     GROWTH       STOCK       SPECIAL   SMALL CAP   ESTATE     BALANCED    MARKET
                             STOCK FUND    FUND         FUND        FUND       FUND       FUND        FUND       FUND
                             ----------  ---------  ------------  ---------  ---------  ---------  ----------  ---------
1 year                              $8          $7         $16          $10        $15        $10         $7          $6
3 years                            $25         $23         $51          $31        $46        $32        $22         $20
5 years                            $43         $40         $88          $54        $80        $56        $38         $35
10 years                           $95         $88        $192         $120       $175       $125        $85         $79

                             GOVERNMENT                            HIGH
                                BOND                 MUNICIPAL     YIELD
                                FUND      BOND FUND  BOND FUND     FUND
                             -----------  ---------  ----------  ---------
1 year                               $9          $7         $6         $10
3 years                             $28         $21        $18         $32
5 years                             $48         $37        $32         $55
10 years                           $107         $82        $71        $122


This example should not be considered a representation of past or future expenses or performance; actual expenses and performance may be greater or less than those shown.

                                       -

                              FINANCIAL HIGHLIGHTS
       -----------------------------------------------------------------
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


The tables below have been audited by Coopers & Lybrand L.L.P., independent accountants, as stated in their report appearing in the 1997 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Additional information about the performance of the Funds for 1997, including a discussion by the investment advisor to the Funds, is contained in the 1997 Annual Report to Shareholders. For a copy of that report, please write to the Funds or call 1-800-547-1707.


---------------------                                      ---------------------

                     -- COLUMBIA COMMON STOCK FUND, INC. --
                 ---------------------------------------------


                                                      1997      1996      1995      1994      1993      1992      1991(1)
NET ASSET VALUE, BEGINNING OF PERIOD                  $19.26    $18.59    $15.16    $15.29    $14.04    $13.15    $12.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........................       .29       .25       .26       .27       .22       .24       .09
  Net realized and unrealized gains on
   investments....................................      4.58      3.61      4.38       .04      2.08      1.06      1.17
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations..............      4.87      3.86      4.64       .31      2.30      1.30      1.26
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends (from net investment income)..........      (.27)     (.23)     (.26)     (.25)     (.21)     (.24)     (.10)
  Distributions (from capital gains)..............     (1.84)    (2.96)     (.95)     (.19)     (.84)     (.17)     (.01)
----------------------------------------------------------------------------------------------------------------------------
    Total distributions...........................     (2.11)    (3.19)    (1.21)     (.44)    (1.05)     (.41)     (.11)
NET ASSET VALUE, END OF PERIOD                        $22.02    $19.26    $18.59    $15.16    $15.29    $14.04    $13.15
TOTAL RETURN......................................    25.37%    20.71%    30.84%     2.06%    16.44%     9.99%    10.25%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..........  $783,906  $536,760  $358,523  $124,263  $100,715   $51,049   $20,457
Ratio of expenses to average net assets...........     0.77%     0.76%     0.80%     0.84%     0.84%     0.86%     0.86%
Ratio of net investment income to average net
 assets...........................................     1.37%     1.32%     1.68%     1.82%     1.48%     1.97%     2.48%
Portfolio turnover rate...........................    90.23%   111.39%    75.36%    64.21%    90.90%    67.83%    12.08%
Average commission rate paid on portfolio
 transactions (3).................................   $0.0601   $0.0601



(1) From inception of operations on September 12, 1991. Ratios and portfolio turnover rate are annualized.


(2)  Not annualized.


(3) The average commission rate paid by the Fund is computed by dividing the dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


--------------------------------------------------------------------------------

                                       -

                              FINANCIAL HIGHLIGHTS
       -----------------------------------------------------------------
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

-------------------------                              -------------------------

                        -- COLUMBIA GROWTH FUND, INC. --
                     --------------------------------------

                                       1997         1996        1995       1994       1993
NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $30.74       $29.84     $24.84     $26.38     $26.18
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income............         .19          .19        .31        .29        .16
  Net realized and unrealized gains
   (losses) on investments.........        7.90         6.04       7.86       (.46)      3.24
---------------------------------------------------------------------------------------------
    Total from investment
     operations....................        8.09         6.23       8.17       (.17)      3.40
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends (from net investment
   income).........................        (.17)        (.17)      (.29)      (.26)      (.18)
  Distributions (from capital
   gains)..........................       (4.32)       (5.14)     (2.87)     (1.11)     (2.98)
  Distributions (in excess of
   capital gains)..................                     (.02)      (.01)                 (.04)
---------------------------------------------------------------------------------------------
    Total distributions............       (4.49)       (5.33)     (3.17)     (1.37)     (3.20)
NET ASSET VALUE, END OF PERIOD           $34.34       $30.74     $29.84     $24.84     $26.38
TOTAL RETURN.......................      26.32%       20.80%     32.98%     -0.63%     13.01%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)........................  $1,324,918   $1,064,100   $848,731   $591,694   $605,401
Ratio of expenses to average net
 assets............................       0.71%        0.71%      0.75%      0.81%      0.82%
Ratio of net investment income to
 average net assets................       0.55%        0.63%      1.14%      1.12%      0.66%
Portfolio turnover rate............      95.67%       75.49%     94.73%     79.28%    105.64%
Average commission rate paid on
 portfolio transactions (1)........     $0.0594      $0.0590

                                      1992       1991       1990       1989       1988
NET ASSET VALUE, BEGINNING OF
 PERIOD                                $26.26     $21.68     $23.40     $21.21     $20.19
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income............       .17        .32        .45        .48        .52
  Net realized and unrealized gains
   (losses) on investments.........      2.93       7.09      (1.23)      5.65       1.66
----------------------------------- -----------------------------------------------------
    Total from investment
     operations....................      3.10       7.41       (.78)      6.13       2.18
----------------------------------- -----------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends (from net investment
   income).........................      (.20)      (.39)      (.48)      (.54)      (.52)
  Distributions (from capital
   gains)..........................     (2.98)     (2.44)      (.46)     (3.40)      (.64)
  Distributions (in excess of
   capital gains)..................
----------------------------------- -----------------------------------------------------
    Total distributions............     (3.18)     (2.83)      (.94)     (3.94)     (1.16)
NET ASSET VALUE, END OF PERIOD         $26.18     $26.26     $21.68     $23.40     $21.21
TOTAL RETURN.......................    11.82%     34.26%     -3.31%     29.09%     10.81%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)........................  $518,366   $431,460   $270,667   $266,925   $204,353
Ratio of expenses to average net
 assets............................     0.86%      0.90%      0.96%      0.96%      1.04%
Ratio of net investment income to
 average net assets................     0.77%      1.50%      2.08%      2.14%      2.33%
Portfolio turnover rate............   116.38%    163.91%    171.80%    166.06%    179.08%
Average commission rate paid on
 portfolio transactions (1)........



(1) The average commission rate paid by the Fund is computed by dividing the dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


--------------------------------------------------------------------------------

                                       -

                              FINANCIAL HIGHLIGHTS
       -----------------------------------------------------------------
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

------------------                                            ------------------

                 -- COLUMBIA INTERNATIONAL STOCK FUND, INC. --
              ----------------------------------------------------


                                                           1997        1996        1995        1994        1993       1992(1)
NET ASSET VALUE, BEGINNING OF PERIOD                        $13.86      $13.07      $12.43      $12.96       $9.95     $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss).........................        .03         .03         .02        (.02)       (.02)      (.03)
  Net realized and unrealized gains (losses) on
   investments and foreign currency transactions.......       1.56        2.13         .62        (.30)       3.34        .11
------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations...................       1.59        2.16         .64        (.32)       3.32        .08
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends (from net investment income)...............                   (.03)
  Dividends (in excess of net investment income).......                   (.20)
  Distributions (from capital gains)...................      (1.75)      (1.14)                   (.21)       (.31)      (.13)(2)
------------------------------------------------------------------------------------------------------------------------------
    Total distributions................................      (1.75)      (1.37)         --        (.21)       (.31)      (.13)
NET ASSET VALUE, END OF PERIOD                              $13.70      $13.86      $13.07      $12.43      $12.96      $9.95
TOTAL RETURN...........................................     11.47%      16.59%       5.15%      -2.47%      33.37%      0.60%(3)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...............   $146,281    $125,510    $100,873    $118,484     $73,047     $9,745
Ratio of expenses to average net assets................      1.62%       1.54%       1.54%       1.52%       1.71%      2.22%
Ratio of net investment income (loss) to average net
 assets................................................      0.19%       0.22%       0.15%     (0.21)%     (0.62)%     (1.28)%
Portfolio turnover rate................................    121.53%     129.40%     156.09%     138.79%     144.78%     25.75%
Average commission rate paid on portfolio transactions
 (4)...................................................    $0.0039     $0.0011



(1) From inception of operations on September 10, 1992. Ratios and portfolio turnover rate are annualized.


(2) Includes amounts distributed from net realized gains on foreign currency transactions taxable as ordinary income.


(3)  Not annualized.


(4) The average commission rate paid by the Fund is computed by dividing the dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


--------------------------------------------------------------------------------

                                       -

                              FINANCIAL HIGHLIGHTS
       -----------------------------------------------------------------
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

------------------------                                ------------------------


                      -- COLUMBIA SPECIAL FUND, INC.(1) --

                    ----------------------------------------


                              1997        1996       1995      1994      1993      1992      1991      1990      1989      1988
NET ASSET VALUE,
 BEGINNING OF PERIOD           $19.85      $21.44    $18.69    $19.51    $18.79    $17.45    $12.12    $13.85    $11.32     $9.26
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income
   (loss)................         .01        (.06)      .03       .08       .01      (.03)     (.01)      .01       .07       .03
  Net realized and
   unrealized gains on
   investments...........        2.50        2.85      5.45       .36      4.04      2.41      6.11     (1.72)     3.52      3.90
---------------------------------------------------------------------------------------------------------------------------------
    Total from investment
     operations..........        2.51        2.79      5.48       .44      4.05      2.38      6.10     (1.71)     3.59      3.93
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends (from net
   investment income)....                              (.02)     (.07)                                   (.02)     (.01)
  Dividends (in excess of
   net investment
   income)...............                                                  (.01)
  Distributions (from
   capital gains)........       (2.10)      (4.38)    (2.68)    (1.16)    (3.32)    (1.04)     (.77)              (1.05)    (1.87)
  Distributions (in
   excess of capital
   gains)................                              (.03)     (.03)
---------------------------------------------------------------------------------------------------------------------------------
    Total
     distributions.......       (2.10)      (4.38)    (2.73)    (1.26)    (3.33)    (1.04)     (.77)     (.02)    (1.06)    (1.87)
NET ASSET VALUE, END OF
 PERIOD                        $20.26      $19.85    $21.44    $18.69    $19.51    $18.79    $17.45    $12.12    $13.85    $11.32
TOTAL RETURN.............      12.64%      13.07%    29.53%     2.29%    21.68%    13.70%    50.46%   -12.39%    31.92%    42.55%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (in thousands)..........  $1,249,718  $1,585,284  $1,384,415 $889,526 $772,741  $470,663  $264,358  $121,592   $95,939   $30,471
Ratio of expenses to
 average net assets......       0.98%       0.94%     0.98%     1.05%     1.12%     1.19%     1.22%     1.32%     1.35%     1.38%
Ratio of net investment
 income (loss) to average
 net assets..............       0.04%     (0.29)%     0.16%     0.40%     0.01%   (0.25)%   (0.16)%     0.05%     0.18%     0.06%
Portfolio turnover
 rate....................     166.46%     150.07%   182.99%   178.91%   154.68%   116.75%   114.53%   147.04%   124.29%   244.36%
Average commission rate
 paid on portfolio
 transactions (2)........     $0.0585     $0.0553



(1) As of December 31, 1991, historical per share data has been restated to reflect a 3 for 1 stock split to shareholders of record on January 31, 1992.


(2) The average commission rate paid by the Fund is computed by dividing the dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


--------------------------------------------------------------------------------

                                       -

                              FINANCIAL HIGHLIGHTS
       -----------------------------------------------------------------
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

------------------------                                ------------------------

                      -- COLUMBIA SMALL CAP FUND, INC. --
                    ----------------------------------------


                                                                          1997    1996(1)
NET ASSET VALUE, BEGINNING OF PERIOD                                      $12.99   $12.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss.................................................      (.08)
  Net realized and unrealized gains on investments....................      4.51      .99
------------------------------------------------------------------------------------------
    Total from investment operations..................................      4.43      .99
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Distributions (from capital gains)..................................      (.77)
------------------------------------------------------------------------------------------
    Total distributions...............................................      (.77)      --
NET ASSET VALUE, END OF PERIOD                                            $16.65   $12.99
TOTAL RETURN..........................................................    34.10%    7.62% (2)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..............................   $96,431  $21,061
Ratio of expenses to average net assets...............................     1.46%    1.61%
Ratio of net investment income (loss) to average net assets...........   (0.81)%    0.00%
Portfolio turnover rate...............................................   171.75%   32.57%
Average commission rate paid on portfolio transactions (3)............   $0.0564  $0.0546



(1) From inception of operations on September 11, 1996. Ratios and portfolio turnover rate are annualized.


(2)  Not annualized.


(3) The average commission rate paid by the Fund is computed by dividing the dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


--------------------------------------------------------------------------------

                                       -

                              FINANCIAL HIGHLIGHTS
       -----------------------------------------------------------------
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

-------------------                                          -------------------

                  -- COLUMBIA REAL ESTATE EQUITY FUND, INC. --
               --------------------------------------------------


                                                                          1997      1996      1995     1994(1)
NET ASSET VALUE, BEGINNING OF PERIOD                                      $16.16    $12.71    $11.72    $12.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............................................       .79       .77       .78       .49
  Net realized and unrealized gains (losses) on investments...........      3.15      3.94      1.12      (.27)
---------------------------------------------------------------------------------------------------------------
    Total from investment operations..................................      3.94      4.71      1.90       .22
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends (from net investment income)..............................      (.62)     (.52)     (.49)     (.31)
  Dividends (in excess of net investment income)......................                                    (.01)
  Distributions (from capital gains)..................................      (.48)     (.41)
  Distributions (in excess of capital gains)..........................      (.03)     (.12)     (.14)
  Tax return of capital...............................................      (.17)     (.21)     (.28)     (.18)
---------------------------------------------------------------------------------------------------------------
    Total distributions...............................................     (1.30)    (1.26)     (.91)     (.50)
NET ASSET VALUE, END OF PERIOD                                            $18.80    $16.16    $12.71    $11.72
TOTAL RETURN..........................................................    24.74%    38.30%    16.86%     1.76%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..............................  $151,554   $68,073   $21,587   $17,402
Ratio of expenses to average net assets...............................     1.02%     1.06%     1.18%     1.14%
Ratio of net investment income to average net assets..................     4.87%     6.23%     6.71%     6.28%
Portfolio turnover rate...............................................    33.55%    45.82%    53.91%     7.61%
Average commission rate paid on portfolio transactions (3)............   $0.0588   $0.0594



(1) From inception of operations on March 16, 1994. Ratios and portfolio turnover rate are annualized.


(2)  Not annualized.


(3) The average commission rate paid by the Fund is computed by dividing the dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


--------------------------------------------------------------------------------

                                       -

                              FINANCIAL HIGHLIGHTS
       -----------------------------------------------------------------
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

------------------------                                ------------------------

                       -- COLUMBIA BALANCED FUND, INC. --
                    ---------------------------------------


                                                      1997      1996      1995      1994      1993      1992      1991(1)
NET ASSET VALUE, BEGINNING OF PERIOD                  $20.32    $20.08    $17.28    $17.91    $16.80    $16.05    $15.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........................       .84       .76       .73       .65       .56       .58       .11
  Net realized and unrealized gains (losses) on
   investments....................................      2.92      1.58      3.54      (.64)     1.71       .82      1.10
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations..............      3.76      2.34      4.27       .01      2.27      1.40      1.21
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends (from net investment income)..........      (.83)     (.76)     (.73)     (.64)     (.56)     (.57)     (.12)
  Dividends (in excess of net investment
   income)........................................                                              (.01)
  Distributions (from capital gains)..............     (1.83)    (1.34)     (.74)               (.59)     (.08)     (.04)
----------------------------------------------------------------------------------------------------------------------------
    Total distributions...........................     (2.66)    (2.10)    (1.47)     (.64)    (1.16)     (.65)     (.16)
NET ASSET VALUE, END OF PERIOD                        $21.42    $20.32    $20.08    $17.28    $17.91    $16.80    $16.05
TOTAL RETURN......................................    18.74%    11.78%    25.08%     0.10%    13.62%     8.89%     7.80%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..........  $792,378  $672,593  $486,767  $249,670  $186,589   $90,230   $12,986
Ratio of expenses to average net assets...........     0.68%     0.66%     0.69%     0.72%     0.73%     0.81%     0.62%
Ratio of net investment income to average net
 assets...........................................     3.83%     3.82%     4.05%     3.82%     3.32%     4.08%     3.41%
Portfolio turnover rate...........................   148.91%   133.21%   108.04%    98.48%   107.60%   138.08%   179.80%
Average commission rate paid on portfolio
 transactions (3).................................   $0.0610   $0.0596



(1) From inception of operations on September 12, 1991. Ratios and portfolio turnover rate are annualized.


(2)  Not annualized.


(3) The average commission rate paid by the Fund is computed by dividing the dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


--------------------------------------------------------------------------------

                                       -

                              FINANCIAL HIGHLIGHTS
       -----------------------------------------------------------------
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

-----------------------                                  -----------------------

                      -- COLUMBIA DAILY INCOME COMPANY --
                   ------------------------------------------

                                          1997       1996      1995      1994      1993
NET ASSET VALUE, BEGINNING OF PERIOD        $1.00     $1.00     $1.00     $1.00     $1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..............        .050      .048      .053      .036      .025
-----------------------------------------------------------------------------------------
    Total from investment
     operations......................        .050      .048      .053      .036      .025
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends (from net investment
   income)...........................       (.050)    (.048)    (.053)    (.036)    (.025)
-----------------------------------------------------------------------------------------
    Total distributions..............       (.050)    (.048)    (.053)    (.036)    (.025)
NET ASSET VALUE, END OF PERIOD              $1.00     $1.00     $1.00     $1.00     $1.00
TOTAL RETURN.........................       5.11%     4.96%     5.49%     3.68%     2.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)..........................  $1,169,096  $889,800  $800,656  $730,067  $544,500
Ratio of expenses to average net
 assets..............................       0.63%     0.62%     0.64%     0.70%     0.75%
Ratio of net investment income to
 average net assets..................       4.99%     4.84%     5.34%     3.68%     2.49%


                                         1992      1991      1990      1989      1988
NET ASSET VALUE, BEGINNING OF PERIOD      $1.00     $1.00     $1.00     $1.00     $1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..............      .032      .055      .075      .085      .068
-------------------------------------  ------------------------------------------------
    Total from investment
     operations......................      .032      .055      .075      .085      .068
-------------------------------------  ------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends (from net investment
   income)...........................     (.032)    (.055)    (.075)    (.085)    (.068)
-------------------------------------  ------------------------------------------------
    Total distributions..............     (.032)    (.055)    (.075)    (.085)    (.068)
NET ASSET VALUE, END OF PERIOD            $1.00     $1.00     $1.00     $1.00     $1.00
TOTAL RETURN.........................     3.25%     5.66%     7.84%     8.89%     7.07%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)..........................  $591,186  $737,584  $819,926  $703,704  $546,634
Ratio of expenses to average net
 assets..............................     0.71%     0.69%     0.69%     0.73%     0.76%
Ratio of net investment income to
 average net assets..................     3.22%     5.53%     7.51%     8.49%     6.87%


--------------------------------------------------------------------------------

                                       -

                              FINANCIAL HIGHLIGHTS
       -----------------------------------------------------------------
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------                                                    --------------

              -- COLUMBIA U.S. GOVERNMENT SECURITIES FUND, INC. --
          ------------------------------------------------------------

                                            1997       1996      1995      1994      1993
NET ASSET VALUE, BEGINNING OF PERIOD          $8.24     $8.34     $7.99     $8.36     $8.35
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................         .41       .41       .45       .37       .32
  Net realized and unrealized gains
   (losses) on investments.............         .05      (.10)      .35      (.37)      .17
-------------------------------------------------------------------------------------------
    Total from investment operations...         .46       .31       .80        --       .49
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends (from net investment
   income).............................        (.41)     (.41)     (.45)     (.37)     (.32)
  Distributions (from capital gains)...                                                (.16)
-------------------------------------------------------------------------------------------
    Total distributions................        (.41)     (.41)     (.45)     (.37)     (.48)
NET ASSET VALUE, END OF PERIOD                $8.29     $8.24     $8.34     $7.99     $8.36
TOTAL RETURN...........................       5.76%     3.85%    10.21%    -0.03%     5.91%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (in thousands)........................     $37,837   $40,776   $41,842   $33,512   $35,877
Ratio of expenses to average net
 assets................................       0.87%     0.80%     0.79%     0.81%     0.75%
Ratio of net investment income to
 average net assets....................       4.99%     4.99%     5.45%     4.51%     3.74%
Portfolio turnover rate................     184.43%   179.38%   253.17%   253.80%   254.59%


                                           1992      1991      1990      1989      1988
NET ASSET VALUE, BEGINNING OF PERIOD        $8.47     $8.43     $8.30     $8.17     $8.30
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................       .39       .53       .61       .63       .56
  Net realized and unrealized gains
   (losses) on investments.............       .09       .50       .13       .13      (.13)
---------------------------------------  ------------------------------------------------
    Total from investment operations...       .48      1.03       .74       .76       .43
---------------------------------------  ------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends (from net investment
   income).............................      (.39)     (.53)     (.61)     (.63)     (.56)
  Distributions (from capital gains)...      (.21)     (.46)
---------------------------------------  ------------------------------------------------
    Total distributions................      (.60)     (.99)     (.61)     (.63)     (.56)
NET ASSET VALUE, END OF PERIOD              $8.35     $8.47     $8.43     $8.30     $8.17
TOTAL RETURN...........................     5.81%    12.72%     9.29%     9.63%     5.34%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (in thousands)........................   $35,479   $34,867   $22,628   $13,349    $9,112
Ratio of expenses to average net
 assets................................     0.76%     0.76%     0.85%     0.85%     0.85%
Ratio of net investment income to
 average net assets....................     4.60%     6.18%     7.33%     7.66%     6.88%
Portfolio turnover rate................   289.05%   309.13%   221.86%   158.96%   393.59%


--------------------------------------------------------------------------------

                                       -

                              FINANCIAL HIGHLIGHTS
       -----------------------------------------------------------------
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

----------------                                                ----------------

               -- COLUMBIA FIXED INCOME SECURITIES FUND, INC. --
            --------------------------------------------------------

                                            1997       1996      1995      1994      1993
NET ASSET VALUE, BEGINNING OF PERIOD         $13.08    $13.51    $12.16    $13.44    $13.28
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................         .85       .85       .88       .83       .85
  Net realized and unrealized gains
   (losses) on investments.............         .36      (.43)     1.35     (1.28)      .52
-------------------------------------------------------------------------------------------
    Total from investment operations...        1.21      0.42      2.23      (.45)     1.37
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends (from net investment
   income).............................        (.85)     (.85)     (.88)     (.83)     (.85)
  Distributions (from capital gains)...        (.03)                                   (.36)
-------------------------------------------------------------------------------------------
    Total distributions................        (.88)     (.85)     (.88)     (.83)    (1.21)
NET ASSET VALUE, END OF PERIOD               $13.41    $13.08    $13.51    $12.16    $13.44
TOTAL RETURN...........................       9.56%     3.37%    18.91%    -3.36%    10.47%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (in thousands)........................    $381,333  $356,421  $316,259  $252,090  $300,532
Ratio of expenses to average net
 assets................................       0.66%     0.64%     0.65%     0.66%     0.66%
Ratio of net investment income to
 average net assets....................       6.43%     6.53%     6.80%     6.53%     6.14%
Portfolio turnover rate................     196.28%   178.25%   137.41%   139.81%   118.80%


                                           1992      1991      1990      1989      1988
NET ASSET VALUE, BEGINNING OF PERIOD       $13.59    $12.72    $12.75    $12.11    $12.23
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................       .95      1.00      1.03      1.04      1.04
  Net realized and unrealized gains
   (losses) on investments.............       .09      1.05      (.03)      .64      (.12)
---------------------------------------  ------------------------------------------------
    Total from investment operations...      1.04      2.05      1.00      1.68       .92
---------------------------------------  ------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends (from net investment
   income).............................      (.95)    (1.00)    (1.03)    (1.04)    (1.04)
  Distributions (from capital gains)...      (.40)     (.18)
---------------------------------------  ------------------------------------------------
    Total distributions................     (1.35)    (1.18)    (1.03)    (1.04)    (1.04)
NET ASSET VALUE, END OF PERIOD             $13.28    $13.59    $12.72    $12.75    $12.11
TOTAL RETURN...........................     7.99%    16.84%     8.30%    14.35%     7.72%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (in thousands)........................  $262,647  $207,271  $133,875  $110,525  $102,604
Ratio of expenses to average net
 assets................................     0.66%     0.69%     0.73%     0.74%     0.77%
Ratio of net investment income to
 average net assets....................     7.03%     7.63%     8.20%     8.27%     8.44%
Portfolio turnover rate................   195.67%   158.95%   131.81%   114.00%   133.20%


--------------------------------------------------------------------------------

                                       -

                              FINANCIAL HIGHLIGHTS
       -----------------------------------------------------------------
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

---------------------                                      ---------------------

                    -- COLUMBIA MUNICIPAL BOND FUND, INC. --
                -----------------------------------------------

                                            1997       1996      1995      1994      1993
NET ASSET VALUE, BEGINNING OF PERIOD         $12.15    $12.37    $11.48    $12.71    $12.17
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................         .60       .61       .63       .64       .66
  Net realized and unrealized gains
   (losses) on investments.............         .39      (.16)      .96     (1.23)      .62
-------------------------------------------------------------------------------------------
    Total from investment operations...         .99       .45      1.59      (.59)     1.28
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends (from net investment
   income) (1).........................        (.60)     (.61)     (.63)     (.64)     (.66)
  Distributions (from capital gains)...        (.07)     (.06)     (.07)               (.08)
-------------------------------------------------------------------------------------------
    Total distributions................        (.67)     (.67)     (.70)     (.64)     (.74)
NET ASSET VALUE, END OF PERIOD               $12.47    $12.15    $12.37    $11.48    $12.71
TOTAL RETURN...........................       8.36%     3.77%    14.15%    -4.68%    10.73%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (in thousands)........................    $409,148  $375,667  $383,796  $339,817  $430,367
Ratio of expenses to average net
 assets................................       0.57%     0.56%     0.57%     0.57%     0.58%
Ratio of net investment income to
 average net assets....................       4.87%     5.00%     5.22%     5.36%     5.25%
Portfolio turnover rate................      16.88%    19.03%    21.45%    19.40%     9.92%


                                           1992      1991      1990      1989      1988
NET ASSET VALUE, BEGINNING OF PERIOD       $12.22    $11.65    $11.64    $11.42    $11.11
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................       .69       .72       .75       .76       .77
  Net realized and unrealized gains
   (losses) on investments.............       .07       .60       .02       .23       .34
---------------------------------------  ------------------------------------------------
    Total from investment operations...       .76      1.32       .77       .99      1.11
---------------------------------------  ------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends (from net investment
   income) (1).........................      (.69)     (.72)     (.75)     (.76)     (.77)
  Distributions (from capital gains)...      (.12)     (.03)     (.01)     (.01)     (.03)
---------------------------------------  ------------------------------------------------
    Total distributions................      (.81)     (.75)     (.76)     (.77)     (.80)
NET ASSET VALUE, END OF PERIOD             $12.17    $12.22    $11.65    $11.64    $11.42
TOTAL RETURN...........................     6.46%    11.73%     6.89%     8.95%    10.19%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (in thousands)........................  $341,924  $285,099  $207,690  $166,590  $140,842
Ratio of expenses to average net
 assets................................     0.59%     0.59%     0.60%     0.61%     0.63%
Ratio of net investment income to
 average net assets....................     5.69%     6.07%     6.50%     6.59%     6.71%
Portfolio turnover rate................    17.82%    15.28%     6.57%    10.61%    10.04%



(1)  100% exempt from federal taxation.


--------------------------------------------------------------------------------

                                       -

                              FINANCIAL HIGHLIGHTS
       -----------------------------------------------------------------
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

------------------------                                ------------------------

                      -- COLUMBIA HIGH YIELD FUND, INC. --
                   -----------------------------------------


                                                    1997            1996            1995            1994             1993(1)
NET ASSET VALUE, BEGINNING OF PERIOD                   $9.94           $9.88           $9.04           $9.94        $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income........................          .81             .81             .82             .80           .18
  Net realized and unrealized gains (losses) on
   investments.................................          .40             .07             .84            (.90)         (.06)
------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations...........         1.21             .88            1.66            (.10)          .12
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends (from net investment income).......         (.81)           (.81)           (.82)           (.80)         (.18)
  Distributions (from capital gains)                    (.30)           (.01)
------------------------------------------------------------------------------------------------------------------------------
    Total distributions........................        (1.11)           (.82)           (.82)           (.80)         (.18)
NET ASSET VALUE, END OF PERIOD                        $10.04           $9.94           $9.88           $9.04         $9.94
TOTAL RETURN...................................       12.70%           9.43%          19.12%          -0.92%         1.12%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands).......      $39,278         $28,818         $23,471         $12,834        $5,940
Ratio of expenses to average net assets (3)....        1.00%           0.93%           1.00%           1.00%         1.00%
Ratio of net investment income to average net
 assets........................................        8.05%           8.29%           8.62%           8.69%         7.30%
Portfolio turnover rate........................      124.23%          62.27%          51.60%          36.67%         0.00%



(1) From inception of operations on September 15, 1993. Ratios and portfolio turnover rate are annualized.


(2)  Not annualized.


(3)  The ratio was 1.02% in 1997, 1.00% in 1996, 1.06% in 1995, 1.19% in 1994
     and 2.03% in 1993, before voluntary reimbursement of certain expenses by the investment advisor.


--------------------------------------------------------------------------------

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                               FUND DESCRIPTIONS
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The Columbia Family of Funds consists of 12 no-load mutual funds designed to meet a wide range of financial and investment objectives. Each Fund is an open-end management investment company (that is, a "mutual fund") and, except for the Municipal Bond Fund, is diversified. Although the Municipal Bond Fund holds a large number of individual securities, it is not considered "diversified" under the Investment Company Act because of its concentration in Oregon municipal securities. Each Fund is managed by Columbia Funds Management Company (the "Advisor").


                       -- A TEAM APPROACH TO INVESTING --


Columbia Funds are managed by the Advisor using a team approach (please see "Fund Management"). Stocks and bonds are selected using a "top down, sector rotation" emphasis, supplemented by a bottoms up, company analysis. The top down analysis begins with an overall evaluation of the investment environment before focusing on individual security selection. As part of this review, the investment team considers such broad indicators as:



- economic growth, because industries and asset classes behave differently at various stages of a business cycle



- inflation, which is a major factor in determining the price investors are willing to pay for a given level of earnings (price/earnings ratio)



- interest rates, which provide information about the cost of money and the attractiveness of different asset classes



- Federal Reserve policy, which controls the availability of money to help regulate the economy



- corporate profits, which indicate the overall health and prosperity of companies whose stocks and bonds are publicly traded



- demographics, which refer to the characteristics and dynamics of the population



- money flows, which refer to the current and expected level of equity investments by major classes of investors.



To ensure depth and breadth of analysis, each Columbia investment team member has responsibility for analyzing and researching specific market sectors or industries and bringing their findings to team meetings for review and discussion. Once individual sectors are identified for emphasis, securities within the targeted sectors are recommended based on fundamental and technical analysis.


"S ECTOR ROTATION" REFERS TO THE DYNAMIC PROCESS OF EMPHASIZING OR DE-EMPHASIZING INVESTMENT IN INDUSTRY GROUPS OR ASSET CLASSES BASED ON THEIR
RELATIVE ATTRACTIVENESS.

Fundamental analysis employed for security selection is based on a thorough review of individual companies, including such factors as:

- financial condition

- quality of management

- industry dynamics

- earnings growth and profit margins

- sales trends

- potential for new product development

- dividend payment history and potential

- financial ratios -- including price/earnings and price/book ratios


- investment in research and development


For fixed income securities, a top down analysis is also used to determine sector emphasis between different types of instruments used by a Fund (for example, corporate bonds, Treasuries, or mortgage pass-through securities) and desired levels of average quality, maturity and duration. These determinations are made in light of each Fund's individual investment objective.


A top down, sector rotation emphasis is intended to give the investment team a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, Columbia's investment team


                                       -

                               FUND DESCRIPTIONS
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is better able to anticipate and act upon market change, understand its effect on the risk and rewards of fund securities, and thereby generate consistent, competitive results over the long term.



While top down, sector rotation is an important element of the Advisor's investment process, identifying individual companies with growth potential using fundamental analysis is also important to the process, especially when a Fund is researching investment in small to mid-size companies.


Although the Funds will generally emphasize investments for long-term capital appreciation, a Fund may invest for short-term capital appreciation when management believes it is consistent with sound investment practices and the Fund's overall objective. These determinations will be made without a vote of the shareholders of the Fund. There is no assurance that the Funds will achieve their investment objectives.

                             -- COLUMBIA COMMON --

                                   STOCK FUND
                           -------------------------

The Common Stock Fund was incorporated on June 13, 1991 under Oregon law and began offering shares to the public on October 1, 1991.

                           -- INVESTMENT OBJECTIVE --


The investment objective of the Common Stock Fund is to provide growth of capital and dividend income for shareholders through a professionally managed, diversified portfolio consisting primarily (at least 65% of its assets under normal investing conditions) of common stocks. This objective may not be changed without a vote of a majority of the outstanding voting securities of the Common Stock Fund.


The Common Stock Fund invests primarily in larger companies that are well established. Many of the common stocks that will make up the Fund's portfolio are expected to have a history of paying level or rising dividends. The Fund may invest up to one-third of its portfolio in common stocks issued by companies located in developed foreign countries, principally those companies located in North America, Western Europe, or Asia.

                       -- INVESTMENT RESTRICTIONS AND --
                                  RISK FACTORS

For information about the risks of investing in the Fund, including the risks of investing in foreign securities, please see "Risk Factors." For information on the investment by the Fund in repurchase agreements, illiquid securities, when-issued securities, options, and temporary investments, please see "Additional Infor-mation." A description of other investment restrictions and certain investment practices of the Common Stock Fund is included in the Statement of Additional Information. The Fund's investment restrictions include a prohibition on investing more than 5% of its total assets at cost in either illiquid securities or the securities of companies that have a record of less than three years of continuous operation.

                           -- COLUMBIA GROWTH FUND --
                        -------------------------------

The Growth Fund was incorporated on November 25, 1966 under Oregon law and began offering shares to the public on June 16, 1967.

                           -- INVESTMENT OBJECTIVE --

The Growth Fund seeks to increase shareholders' capital by selecting investments, primarily common stocks, that the Advisor expects to increase in market value. This objective may not be changed without a vote of a majority of the outstanding voting securities of the Growth Fund.

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                               FUND DESCRIPTIONS
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The Growth Fund seeks to achieve its objective by investing in companies that the Advisor expects to have above-average earnings growth over the long term. The Advisor believes that such companies typically have strong competitive positions within their industry groups. In addition, the Growth Fund may invest in common stocks issued by companies located in developed foreign countries, principally those located in North America, Western Europe, or Asia, provided that less than 10% of the value of its assets are so invested.


                       -- INVESTMENT RESTRICTIONS AND --
                                  RISK FACTORS

For information about the risks of investing in the Fund, including the risks of investing in foreign securities, please see "Risk Factors." For information on the investment by the Fund in repurchase agreements, illiquid securities, when-issued securities, options, and temporary investments, please see "Additional Infor-mation." A description of other investment restrictions and certain investment practices of the Growth Fund is included in the Statement of Additional Information. The Fund's investment restrictions include a prohibition on investing more than 5% of its total assets at cost in either illiquid securities or the securities of companies that have a record of less than three years of continuous operation.

                          -- COLUMBIA INTERNATIONAL --

                                   STOCK FUND
                        --------------------------------

The International Stock Fund was incorporated on June 29, 1992 under Oregon law and began offering shares to the public on October 1, 1992.

                           -- INVESTMENT OBJECTIVE --

The International Stock Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of companies based outside the United States. This objective may not be changed without a vote of a majority of the outstanding voting securities of the Fund. Under normal market conditions, the International Stock Fund will invest at least 65% of its total assets in equity securities (i.e., common stock and preferred stock), including securities convertible into equity securities, of issuers from at least three countries other than the United States.

At least 75% of the Fund's equity securities will, under normal conditions, be invested in securities of well-capitalized, seasoned companies. The Fund considers a foreign company well capitalized if it has an aggregate market valuation of over $500 million. The International Stock Fund may invest in smaller, less seasoned companies when the Advisor believes they offer attractive opportunities consistent with the Fund's overall investment objective. An investment in a less seasoned company may involve greater risks than an investment in a larger, more established company. See "Risk Factors -- Investments in Small and Unseasoned Companies." In addition to investing in equity securities, the Fund may also enter into foreign currency exchange contracts and purchase other securities to protect against fluctuations in exchange rates. These securities are described below and under "Additional Information."

The International Stock Fund may invest in companies located anywhere in the world but intends to invest principally in the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Italy, The Netherlands, Norway, Spain, Sweden, Switzerland, the United Kingdom, Australia, Hong Kong, Japan, New Zealand, Singapore, Canada, and Mexico. Although the Fund intends to invest primarily in companies located outside the United States, it is permitted to invest up to 35% of its total assets in U.S. companies. The Fund may invest more heavily in U.S. companies (up to 35% of its total assets) when the Advisor believes foreign market or economic conditions or trends in currency exchange rates favor domestic securities.

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                           -- CURRENCY MANAGEMENT --

The value of the International Stock Fund will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to adverse changes in currency exchange rates (referred to as "hedging"), the Fund may enter into forward currency exchange contracts that, in effect, lock in a rate of exchange during the period of the forward contract. Forward contracts are usually entered into with currency traders, are not traded on securities exchanges, and usually have a term of less than one year, but can be renewed. A default on a contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the market price. The Fund will enter into forward contracts only for hedging purposes and not for speculation. If required by the Investment Company Act or the Securities and Exchange Commission, the Fund may "cover" its commitment under forward contracts by segregating cash or liquid high-grade securities with the Fund's custodian in an amount not less than the current value of the Fund's total assets committed to the consummation of the contracts. Under normal market conditions, no more than 25% of the International Stock Fund's assets may be committed to the consummation of currency exchange contracts.


The International Stock Fund may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. The Fund will use this hedging technique in an attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received.


Hedging against adverse changes in exchange rates will not eliminate fluctuation in the prices of the International Stock Fund's portfolio securities or prevent loss if the prices of those securities decline. In addition, the use of forward contracts may limit potential gains from an appreciation in the U.S. dollar value of a foreign currency. Forecasting short-term currency market movements is very difficult, and there is no assurance that short-term hedging strategies used by the International Stock Fund will be successful.

                       -- INVESTMENT RESTRICTIONS AND --
                                  RISK FACTORS

For more information about the risks of investing in the Fund, including the risks of investing in foreign securities, please see "Risk Factors." For information on the investment by the Fund in repurchase agreements, illiquid securities, when-issued securities, options, and temporary investments, please see "Additional Information." A description of other investment restrictions and certain investment practices of the International Stock Fund is included in the Statement of Additional Information. The International Stock Fund's investment restrictions include a prohibition on investing more than 5% of its total assets in the securities of companies that have a record of less than 3 years of continuous operations or more than 10% of its total assets in illiquid securities.

                          -- COLUMBIA SPECIAL FUND --
                        -------------------------------

The Special Fund was incorporated on July 18, 1985 under Oregon law and began offering shares to the public on November 20, 1985.

                           -- INVESTMENT OBJECTIVE --


The investment objective of the Special Fund is to achieve capital appreciation for shareholders by investing in securities the Advisor believes are considered more volatile than the market as a whole (as measured


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                               FUND DESCRIPTIONS
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by the S&P 500 Stock Index) and therefore carry more risk than the market as a whole. This objective may be changed by the Board of Directors without shareholder approval upon 30 days written notice. In the unlikely event the Fund changes its investment objective, shareholders should consider whether the Fund remains an appropriate investment.

The Special Fund intends to invest primarily in small to mid-size companies (for example, companies with capitalizations that are less than the average for the companies included in the S&P 500 Stock Index). However, the Special Fund may invest in larger companies when the Advisor believes they offer comparable capital appreciation opportunities or to stabilize the Fund's portfolio. Management reserves the right to determine the percentage of the Special Fund's assets that will be invested in smaller companies.

The Special Fund may also invest in special situations such as new issues; companies that may benefit from technological or product developments or new management; and companies involved in tender offers, leveraged buy-outs, or mergers. Up to one-third of the Fund's assets may be invested in foreign securities.

The Special Fund may also invest in securities convertible into or exercisable for common stock (including preferred stock, warrants, and debentures), restricted securities, repurchase agreements, and certain options and financial futures contracts.

                       -- INVESTMENT RESTRICTIONS AND --
                                  RISK FACTORS

Investments in unseasoned companies and special situations may involve greater risks than more traditional equity investments because the securities may be more likely to experience unexpected fluctuations in price. For this reason, the Special Fund should only be used as part of a balanced investment portfolio. The Special Fund is designed for that portion of an investor's funds that can be appropriately invested in securities with greater risk but also greater potential for appreciation.

For information about the risks of investing in the Fund, including portfolio turnover and the risks of investing in smaller companies and foreign securities, please see "Risk Factors." For information on the investment by the Fund in repurchase agreements, illiquid securities, when-issued securities, options, and temporary investments, please see "Additional Information." A description of other investment restrictions and certain investment practices of the Special Fund is included in the Statement of Additional Information.

                         -- COLUMBIA SMALL CAP FUND --
                       ----------------------------------

The Small Cap Fund was incorporated on May 31, 1996 under Oregon law and began offering shares to the public on October 1, 1996.

                           -- INVESTMENT OBJECTIVE --


The investment objective of the Small Cap Fund is to achieve significant capital appreciation by investing, in normal circumstances, at least 65 percent of the value of the Fund's total assets in common stocks, or securities convertible into common stocks, of "small cap" companies. A company is considered small cap if it has an aggregate market capitalization of less than $1 billion. Upon notice to shareholders, the definition of small cap may be modified if the Advisor determines, based on changes in market levels and accepted industry definitions, that a different market capitalization is more appropriate. There is no minimum aggregate market capitalization for a company to be considered an appropriate investment for the Fund. Additionally, the Fund may invest from time to time up to 35 percent of the value of its total assets in the securities of larger, more established companies when the Advisor believes they offer capital appreciation potential that is generally comparable to small cap securities. The Fund's investment objective may not be changed without shareholder approval.


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                               FUND DESCRIPTIONS
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The Small Cap Fund may also invest in debt securities or preferred stock that are convertible into or exchangeable for small cap stocks. Convertible debt securities, typically unsecured, are interest bearing and represent a claim to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. Convertible preferred stocks are securities that represent a claim to the corporation's earnings and assets before common stock owners but after bond owners. Investments by the Fund in convertible debt or preferred stock could be a substitute for an investment in the underlying common stock in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities). In addition, such securities may be purchased if the conversion price of the convertible security is comparable to the price of the underlying common stock. In this case, a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.


The Small Cap Fund may invest up to 25% of its total assets in foreign securities or American Depository Receipts ("ADRs") for foreign securities. Subject to that limitation, the Fund may invest in companies located anywhere in the world but expects to invest principally in the following countries:
Argentina, Australia, Brazil, Canada, Chile, China, Hong Kong, Indonesia, Japan, Malaysia, Mexico, New Zealand, Singapore, and any country in Western Europe. For a discussion of the special risks involved with investing in foreign securities, see "Risk Factors -- Foreign Securities."

                       -- INVESTMENT RESTRICTIONS AND --
                                  RISK FACTORS

Investments in small cap companies may involve greater risks than investments in larger companies, with a corresponding effect on the Fund's net asset value. For this reason, the Fund is not intended to be used as the sole investment in your portfolio. The Fund is designed for that portion of a portfolio that can appropriately be invested in securities with greater risk but also greater potential for appreciation.

For information about the risks of investing in the Fund, including portfolio turnover and the risks of investing in smaller companies and foreign securities, please refer to "Risk Factors." For information on the investment by the Fund in repurchase agreements, illiquid securities, when-issued securities, options, and temporary investments, please see "Additional Information." A description of other investment restrictions and certain investment practices of the Fund is included in the Statement of Additional Information.

                           -- COLUMBIA REAL ESTATE --

                                  EQUITY FUND
                         ------------------------------

The Real Estate Fund was incorporated on December 29, 1993 under Oregon law and began offering shares to the public on April 1, 1994.

                           -- INVESTMENT OBJECTIVE --

The Real Estate Fund seeks, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry. With respect to current income, the Fund seeks to provide a yield that exceeds the composite yield of securities comprising the S&P 500. The Fund's investment objective may not be changed without a vote of a majority of the outstanding shares of the Fund.

Under normal conditions, the Real Estate Fund will invest at least 65% of its total assets in the equity securities of companies principally engaged in the real estate industry. A company is "principally engaged" in the real estate industry if at least 50% of its gross income or net profits are attributable to the ownership, construction, management, or sale of residential, commercial, or industrial real estate. These companies may include, among others: equity real estate investment

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                               FUND DESCRIPTIONS
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trusts ("REITs"), which own primarily commercial income properties; mortgage REITs, which make construction, development, and long-term mortgage loans; and real estate brokers or developers. The Fund will not invest directly in real estate. Equity securities include common stock, preferred stock, and securities convertible into common stock. The Fund may invest up to 20% of its total assets in foreign real estate industry companies.

The Real Estate Fund may also invest up to 35% of its total net assets in equity securities of companies outside the real estate industry and in non-convertible debt securities. The Fund's Advisor anticipates that investments outside the real estate industry will be primarily in securities of companies whose products and services are related to the real estate industry. They may include manufacturers and distributors of building supplies, financial institutions that make or service mortgages, or companies with substantial real estate assets relative to their stock market valuations, such as certain retailers and railroads.

The types of non-convertible debt securities in which the Real Estate Fund may invest include corporate debt securities (bonds, debentures, and notes), asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, repurchase agreements, savings and loan obligations, and U.S. Government and agency obligations. The Fund will only invest in "investment-grade" debt securities, which are securities that, at the time of investment, are rated Baa or higher by Moody's Investors Services, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("Standard & Poor's") or, if unrated, are believed by the Advisor to be equivalent to securities with those ratings. Although debt securities rated Baa by Moody's or BBB by Standard & Poor's are believed to have adequate capacity to pay principal and interest, they have speculative characteristics because they lack certain protective elements. In addition, the prices of securities rated Baa by Moody's or BBB by Standard & Poor's may be more sensitive to adverse economic changes than securities with a higher investment rating. The Fund will evaluate the appropriateness, in light of the then existing circumstances, of retaining any security whose credit rating drops below the rating it held when purchased by the Fund.

The Real Estate Fund may invest without limit in shares of REITs, which pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests.

A REIT IS NOT TAXED ON INCOME DISTRIBUTED TO SHAREHOLDERS IF IT COMPLIES WITH SEVERAL REQUIREMENTS RELATING TO ITS ORGANIZATION, OWNERSHIP, ASSETS, AND
INCOME, AND A REQUIREMENT THAT IT DISTRIBUTE TO ITS SHAREHOLDERS AT LEAST 95% OF ITS TAXABLE INCOME (OTHER THAN NET CAPITAL GAINS) FOR EACH TAXABLE YEAR.

REITs are generally classified as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT, which invests the majority of its assets directly in real properties -- such as shopping centers, malls, multi-family housing, and commercial properties -- derives its income primarily from rents and lease payments. An equity REIT can also realize capital gains by selling properties that have appreciated in value. A mortgage REIT, which invests the majority of its assets in real estate mortgages, derives its income primarily from interest payments. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs.

                       -- INVESTMENT RESTRICTIONS AND --
                                  RISK FACTORS

Although the Real Estate Fund does not invest in real estate directly, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to stock market risk) because of its policy of concentration in the securities of companies in the real estate industry. For more information about the risks of investing in the Fund, including the risks of investing in real estate securities and foreign securities,

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                               FUND DESCRIPTIONS
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please see "Risk Factors." For information on the investment by the Fund in repurchase agreements, illiquid securities, when-issued securities, options, and temporary investments, please see "Additional Information." A description of other investment restrictions and certain investment practices of the Real Estate Fund is included in the Statement of Additional Information.

                          -- COLUMBIA BALANCED FUND --
                       ---------------------------------

The Balanced Fund was incorporated on June 13, 1991 under Oregon law and began offering shares to the public on October 1, 1991.

                           -- INVESTMENT OBJECTIVE --

The investment objective of the Balanced Fund is to provide shareholders with a high total return (growth of capital and income) by investing in common stocks and fixed income securities. This objective may not be changed without a vote of a majority of the outstanding voting securities of the Fund.

The Advisor intends to use top down analysis to determine appropriate weightings between common stocks and fixed income securities, based on expected relative returns for those two classes of assets. The Advisor does not intend to try to time the markets, and changes between the asset classes normally will be made gradually. Under normal investing conditions, the assets of the Balanced Fund will be allocated within the following parameters: 35-65% in common stocks and 35-65% in fixed income securities. At least 25% of the Balanced Fund's assets will be invested at all times in nonconvertible fixed income securities. Individual security selection for each portion of the Balanced Fund is discussed separately below.

                              -- COMMON STOCKS --

The Balanced Fund selects equity securities based on the same factors used to select securities for the Common Stock Fund. See "A Team Approach to Investing" and "Columbia Common Stock Fund -- Investment Objective." The Balanced Fund may invest up to one-third of its common stock portfolio in companies located in developed foreign countries, principally those located in North America, Western Europe, or Asia. Further information regarding securities in which the Balanced Fund may invest is provided in the Statement of Additional Information.

                         -- FIXED INCOME SECURITIES --


The Balanced Fund seeks to provide shareholders with significant income through investment of a portion of its total assets in fixed income securities, consisting of the same type of securities that may form the portfolio for the Bond Fund. For information on the types of fixed income securities that will be held by the Balanced Fund and the effect of changes in interest rates on the values of such securities, see "Columbia Fixed Income Securities Fund -- Investment Objective."


The Balanced Fund intends to use cash or cash equivalents to maintain liquidity and to partially protect against declines in value of common stocks and longer-term fixed income securities. All of the Balanced Fund's cash equivalent assets will be invested in short-term obligations maturing within one year. Cash equivalent investments by the Balanced Fund normally will not exceed 10% of the Fund's assets and may include: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements relating to these securities; bank deposits and other financial institution obligations; commercial paper rated A-1 by Standard & Poor's, Prime 1 by Moody's, or, if not rated, issued by companies that, at the date of investment, have an outstanding debt issue rated AA or better by Standard & Poor's or Aa or better by Moody's; and other corporate obligations, including bonds and notes that, at the date of investment, are rated AA or better by Standard & Poor's or Aa or better by Moody's.

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                       -- INVESTMENT RESTRICTIONS AND --
                                  RISK FACTORS

For more information about the risks of investing in the Fund, including the risks of investing in foreign securities, please see "Risk Factors." For information on the investment by the Fund in repurchase agreements, illiquid securities, when-issued securities, options, and temporary investments, please see "Additional Information." A description of other investment restrictions and certain investment practices of the Balanced Fund is included in the Statement of Additional Information. The Balanced Fund's investment restrictions include a prohibition on investing more than 5% of its total assets at cost in illiquid securities or the equity securities of companies that have a record of less than three years of continuous operations.

                              -- COLUMBIA DAILY --

                                 INCOME COMPANY
                             ----------------------

The Money Market Fund was incorporated on July 22, 1974 under Oregon law and began offering shares to the public on October 1, 1974.

                           -- INVESTMENT OBJECTIVE --

The investment objective of the Money Market Fund is to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital. This investment objective may not be changed without a vote of a majority of the outstanding voting securities of the Money Market Fund.

Investments by the Money Market Fund are restricted to the following:

1. Securities issued or guaranteed as to principal and interest by the U.S. Government or issued or guaranteed by agencies or instrumentalities thereof and repurchase agreements relating to these securities.

2. Commercial paper which, if rated by Standard & Poor's or Moody's, is rated A-1 by Standard & Poor's and Prime 1 by Moody's or, if not rated, is determined to be of comparable quality by the Money Market Fund.

3. Other corporate debt securities with remaining maturities of less than 12 months, including bonds and notes, of an issuer that has received ratings from Standard & Poor's and Moody's for its other short-term debt obligations as described in paragraph 2 above, where such corporate debt securities are comparable in priority and security to the rated short-term debt obligations or, if no ratings are available, where such corporate debt securities are determined to be of comparable quality under procedures approved by the Money Market Fund.

4. Obligations of U.S. banks that are members of the Federal Reserve System and have capital surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million and are determined by the Money Market Fund to be of comparable quality to the obligations described in paragraphs 2 or 3 above. Currently, these obligations are certificates of deposit, bankers' acceptances, and letters of credit.

All of the Money Market Fund's assets will be invested in short-term debt obligations maturing within one year. The average dollar-weighted maturity of the portfolio may not exceed 90 days. The Money Market Fund will buy and sell securities in an effort to improve current income return from its assets, trading holdings when there appear to be advantages from moving between particular instruments within the high-grade money market. The Money Market Fund may realize capital gains or losses from such trading.

Further information regarding securities in which the Money Market Fund may invest and the rating systems used by the Money Market Fund in selecting investments is provided in the Statement of Additional Information.

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                       -- INVESTMENT RESTRICTIONS AND --
                                  RISK FACTORS

A description of the investment restrictions and certain investment practices of the Money Market Fund is included in the Statement of Additional Information. The Money Market Fund's portfolio will be affected by general changes in interest rates, since these changes increase or decrease the value of the assets held. The value of these assets generally will vary inversely to changes in prevailing interest rates. If interest rates increase after an asset is purchased, the asset, if sold, may be sold at a price below its cost. The Money Market Fund's normal policy is to hold investments until maturity. The Money Market Fund anticipates that, except for efforts to improve current income, only heavy redemptions would cause it to sell securities below their purchase price.

                         -- COLUMBIA U.S. GOVERNMENT --

                                SECURITIES FUND
                      -----------------------------------

The Government Bond Fund was incorporated on October 16, 1986 under Maryland law and began offering shares to the public on November 6, 1986. The Government Bond Fund was reincorporated under Oregon law on April 29, 1988.

                           -- INVESTMENT OBJECTIVE --

The Government Bond Fund seeks to provide shareholders with preservation of capital and a high level of income. This investment objective may not be changed without a vote of the majority of the outstanding voting securities of the Government Bond Fund.

T O ACHIEVE ITS INVESTMENT OBJECTIVE, THE GOVERNMENT BOND FUND INVESTS SUBSTANTIALLY ALL ITS ASSETS IN DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT.

Direct obligations of the U.S. Government fall into three categories -- bills, notes, and bonds -- distinguished primarily by their maturity at the time of issuance. Treasury bills have maturities of one year or less at the time of issuance. Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years. Because the Government Bond Fund will restrict investments to obligations with a maturity of three years or less, the Government Bond Fund will not acquire Treasury bonds upon issuance, but may acquire previously issued Treasury bonds that will mature within three years of the purchase date.

The Government Bond Fund may commit up to 25 percent of its total assets to when-issued and delayed-delivery purchases. Although the Government Bond Fund would have ownership rights to these obligations, it will not be required to pay for them until they are delivered to the Government Bond Fund, normally 15 to 45 days later. Descriptions of when-issued and delayed-delivery purchases are provided under "Additional Information."

No security in the portfolio will have a maturity in excess of three years. Securities will be selected on the basis of the Advisor's assessment of interest rate trends. Generally, securities purchased will be of a shorter maturity when interest rates are expected to rise and of longer maturity when interest rates are expected to decline. Shifting the average maturity of the portfolio in response to anticipated changes in interest rates will generally be carried out through the sale of securities and the purchase of different securities within the desired maturity range. This may result in greater realized capital gains and losses than if the Government Bond Fund generally held all securities to maturity.

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                       -- INVESTMENT RESTRICTIONS AND --
                                  RISK FACTORS

The Government Bond Fund may invest up to 10% of its net assets in repurchase agreements for direct obligations of the U.S. Government. See "Additional Information." A description of the investment restrictions and certain investment practices of the Government Bond Fund is included in the Statement of Additional Information. The principal risk of an investment in the Government Bond Fund is interest rate risk, which is discussed under "Risk Factors."

                          -- COLUMBIA FIXED INCOME --

                                SECURITIES FUND
                        -------------------------------

The Bond Fund was incorporated on October 12, 1982 under Delaware law and began offering shares to the public on February 25, 1983. The Bond Fund was reincorporated under Oregon law on April 29, 1988.

                           -- INVESTMENT OBJECTIVE --

The Bond Fund seeks to provide shareholders with a high level of income, consistent with preservation of capital. To achieve this objective, the Bond Fund invests in a broad range of fixed income securities, consisting of corporate debt securities (bonds, debentures, and notes), asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, preferred stocks, repurchase agreements, savings and loan obligations, and U.S. Government and agency obligations. Debt securities and preferred stocks may be convertible into, or exchangeable for, common stocks, and may have warrants attached. Information regarding these securities is provided in the Statement of Additional Information. This investment objective may not be changed without a vote of a majority of the outstanding voting securities of the Bond Fund.

T O ACHIEVE ITS INVESTMENT OBJECTIVE, THE BOND FUND EXPECTS TO INVEST A MAJOR PORTION (NORMALLY AT LEAST 95%) OF ITS ASSETS IN INVESTMENT-GRADE DEBT
SECURITIES.

"Investment-grade" debt securities are considered to be those which, at the time of investment are: (a) rated Baa or higher by Moody's; (b) rated BBB or higher by Standard & Poor's; or (c) unrated, but believed by the Advisor to be equivalent to securities with those ratings. Up to 5% of the Bond Fund's assets may be invested in lower-grade securities (rated Ba or B by Moody's or BB or B by Standard & Poor's) when the Advisor believes these securities present attractive investment opportunities despite their speculative characteristics. For information on the risks of lower-rated securities, see "Risk Factors -- Lower-Rated Securities."

Although bonds rated Baa or BBB are believed to have adequate capacity to pay principal and interest, they have speculative characteristics because they lack certain protective elements. In addition, the prices of bonds rated Baa or BBB may be more sensitive to adverse economic changes or individual corporate developments than bonds with higher investment ratings. The Fund will evaluate the appropriateness, in light of the then existing circumstances, of retaining any security whose credit rating drops below Baa or BBB after its purchase by the Bond Fund. Additional ratings information is provided under "Additional Information -- Bond Ratings."

A portion of the Bond Fund's portfolio will ordinarily be invested in obligations issued by the U.S. Government and its agencies and instrumentalities (such as the Federal Home Loan Mortgage Corp., the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Housing Administration) and in short-term corporate obligations when the Advisor believes the issuer is financially

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sound. The Bond Fund may also invest in repurchase agreements, which are described under "Additional Information."

The Bond Fund will usually invest some portion of its assets in collateralized mortgage obligations ("CMOs") issued by a U.S. agency or instrumentality, or in privately issued CMOs that carry an investment-grade rating. The holder of a CMO is entitled to interest and/or principal payments that are fully collateralized by a portfolio or pool of mortgages or mortgage-backed securities. CMOs are generally issued in different classes, with different priorities as to the receipt of interest and/or principal payments on the underlying mortgages. In addition to the interest rate risk carried by all fixed income securities, mortgage-related securities and CMOs are also subject to risks relating to cash flow uncertainty; that is, the risk that assumed prepayment rates on the underlying mortgages will increase or decrease. Changes in assumed prepayment rates have the effect of shortening or lengthening the effective maturity of the CMO held by the Fund, which may have an adverse effect on the value of the CMO. The Bond Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

There are no limitations on the average maturity of the Bond Fund's portfolio. Securities will be selected on the basis of the Advisor's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average maturity of the portfolio in response to anticipated changes in interest rates will generally be carried out through the sale of securities and the purchase of different securities within the desired maturity range. This may result in a greater level of realized capital gains and losses than if the Bond Fund held all securities to maturity. Portfolio decisions will be made solely on the basis of investment, rather than tax, considerations. Generally, the securities purchased will be of an intermediate maturity (less than 10 years) when interest rates are expected to rise and of a relatively long maturity (over 10 years) when interest rates are expected to decline.

                         -- INVESTMENT RESTRICTIONS --
                                AND RISK FACTORS

For information on the risks of investing in the Fund, please see "Risk Factors -- Credit and Interest Rate Risk." For information on the investment by the Fund in repurchase agreements, illiquid securities, when-issued securities, and temporary investments, please see "Additional Information." A description of other investment restrictions and certain investment practices of the Bond Fund is included in the Statement of Additional Information.

                            -- COLUMBIA MUNICIPAL --

                                   BOND FUND
                          ---------------------------

The Municipal Bond Fund was incorporated on October 31, 1983 under Delaware law and began offering shares to the public on July 2, 1984. The Municipal Bond Fund was reincorporated under Oregon law on April 29, 1988.

                           -- INVESTMENT OBJECTIVE --

The Municipal Bond Fund seeks to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with preservation of capital. Consistent with this primary objective, the Municipal Bond Fund seeks to provide shareholders with income exempt from State of Oregon income taxes, and it may concentrate up to 100% of its investments in obligations of Oregon issuers. These investment objectives may not be changed without a vote of a majority of the outstanding voting securities of the Municipal Bond Fund.

The Municipal Bond Fund normally expects to invest substantially all of its assets in municipal securities, of which at least 60% are expected to pay interest that is

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exempt from Oregon income taxes. Municipal securities are debt obligations issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities, and instrumentalities, the interest from which, in the opinion of bond counsel, is not includible in gross income for federal income tax purposes. The Municipal Bond Fund may invest temporarily in other securities for defensive purposes.

All of the Municipal Bond Fund's bond portfolio will be invested in municipal securities which, at the time of investment, are either:

- general obligation bonds of Oregon or its political subdivisions;

- rated Baa or higher by Moody's or rated BBB or higher by Standard & Poor's; or

- not rated, but believed by its Advisor to be equivalent to securities with those ratings.

Although bonds rated Baa or BBB are believed to have adequate capacity to pay principal and interest, they have speculative characteristics because they lack certain protective elements. In addition, the prices of bonds rated Baa or BBB may be more sensitive to adverse economic changes than bonds with a higher investment rating. The Fund will evaluate the appropriateness of retaining any security whose credit rating drops below Baa or BBB after its purchase by the Fund. Additional ratings information is provided under "Additional Information."

A LTHOUGH THE MUNICIPAL BOND FUND'S PORTFOLIO WILL BE ACTIVELY MANAGED, THE FUND WILL GENERALLY PURCHASE PORTFOLIO SECURITIES FOR LONG-TERM HOLDINGS.

From time to time, the Municipal Bond Fund may invest temporarily in securities that produce income subject to federal income tax. These investments may consist of obligations of the U.S. Government or its agencies or instrumentalities; obligations of U.S. banks (including certificates of deposit, bankers' acceptances, and letters of credit) that are members of the Federal Reserve System and that have capital surplus and undivided profits as of the date of their most recent published financial statement in excess of $100 million; commercial paper rated Prime 1 by Moody's, A-1 or better by Standard & Poor's, or, if not rated, issued by a company that, at the date of investment by the Municipal Bond Fund, has an outstanding debt issue rated AA or better by Standard & Poor's or Aa or better by Moody's; and repurchase agreements for any of these types of investments. Interest earned from these investments will be taxable to investors. Except for temporary defensive purposes, the Municipal Bond Fund will not invest more than 20% of its net assets in securities that produce income subject to federal income tax.

The Municipal Bond Fund will generally have an average portfolio maturity of 10 years or longer, although average maturity may be expected to vary when the Advisor anticipates general movements in interest rates. Securities may be purchased or sold at a discount or premium depending upon market conditions at the time of the transaction.

Although the Municipal Bond Fund intends to concentrate its investments in municipal securities that are exempt from State of Oregon income taxes, a portion of the interest earned on municipal securities held by the Municipal Bond Fund may be subject to State of Oregon income taxes. The Municipal Bond Fund expects to invest up to 25% of its assets in general obligation bonds of the State of Oregon, including bonds issued by divisions of the State of Oregon and backed by the full faith and credit of the State of Oregon, or any higher percentage permitted from time to time by the Internal Revenue Code.

The Municipal Bond Fund expects to invest all or a portion of the balance of its assets in municipal securities of other Oregon issuers, for which there may not be an active trading market, and in obligations of Puerto Rico, Guam, and the possessions of the United States, the interest on which is exempt from State of Oregon

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income taxes. However, the Municipal Bond Fund may, for liquidity reasons, also invest in actively-traded municipal securities of issuers in other states, the interest on which will be subject to State of Oregon income taxes.

                    -- SPECIAL INVESTMENT CONSIDERATIONS --

Subject to its investment restrictions, the Municipal Bond Fund may engage in a variety of securities transactions, some of which may present special risks as described below. Further information regarding these matters is provided under "Additional Information" and in the Statement of Additional Information.


CONCENTRATION IN OREGON BONDS. The Municipal Bond Fund's intent is to concentrate its investments, to the extent possible, in obligations of Oregon issuers and other obligations, the interest on which is exempt from State of Oregon income taxes. This concentration may cause the Municipal Bond Fund's portfolio to be exposed to special risks that do not apply to funds that do not concentrate in obligations of one state. Only investors subject to Oregon personal income taxes will receive the state tax benefits resulting from the concentration in obligations of Oregon issuers.


Because most issues of municipal bonds in Oregon, other than certain bonds issued by the State, are relatively small, the Advisor believes there is not an active trading market for municipal bonds of Oregon issuers other than general obligation bonds issued by the State of Oregon. Therefore, relatively small changes in the supply or demand for bonds of these other Oregon issuers can have a large impact on the market price of the bonds. If the Municipal Bond Fund were required to sell bonds held in its portfolio because of redemptions in large amounts or for other reasons, the sale could significantly reduce the market value of these securities, which could result in a reduction in the net asset value of the Fund's shares.

To maintain sufficient liquidity in the Municipal Bond Fund's portfolio for normal redemptions, management intends to invest a significant portion of the Municipal Bond Fund's assets in general obligations of the State of Oregon and in municipal bonds of other issuers for which there is an active trading market. However, this strategy will not completely insulate the Municipal Bond Fund's investments from liquidity risk.


Certain municipal securities purchased by the Municipal Bond Fund from Oregon issuers may rely in whole or in part on ad valorem real property taxes as a source of revenue for the payment of principal and interest. There are state constitutional and statutory limitations on the issuance of bonds payable from tax revenues. In November 1990, Oregon voters passed a statewide initiative (Measure 5) that limits ad valorem property taxes, subject to certain exceptions. These exceptions include ad valorem property taxes levied to pay general obligation indebtedness that is specifically approved by the voters, general obligation indebtedness outstanding at the time of the adoption of Measure 5, and general obligation indebtedness specifically authorized by other provisions of the Oregon Constitution. A new ad valorem property tax limitation constitutional amendment adopted by the voters in May 1997 (Measure 50) "rolls back" ad valorem property taxes and generally limits future property tax increases. As a result, there is expected to be a significant reduction in the amount of ad valorem property tax revenues available to local governments to fund operations that have traditionally been financed from these taxes.



The State of Oregon does not impose any ad valorem property taxes to fund state operations, but it is expected that the State will provide financial support to school districts and certain units of local government adversely affected by Measure 5 or Measure 50. In addition, recent constitutional amendments relating to criminal sentencing are expected to require the State to undertake a major program of prison financing and expansion in the near future. Limitations on ad valorem property taxes and the revenue replacement efforts by the State are expected to continue to have a significant effect on the operating funds available to state and local


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governments. Limiting the ability of governments to issue new general obligation debt because of limits on property tax revenues could reduce the number of municipal bonds of Oregon issuers available for purchase by the Municipal Bond Fund and could adversely affect the market value of bonds issued by Oregon issuers generally.

Because of the Municipal Bond Fund's concentration in obligations of Oregon issuers, unfavorable economic conditions in Oregon could adversely affect the market value of municipal bonds held by the Municipal Bond Fund or the ability of these issuers to make required payments. For example, proposed restrictions on the level of timber harvests on federal and private lands, if adopted, could have a generally negative economic effect, particularly in certain rural counties that receive significant direct revenues based on timber harvests. In addition, any restrictions on the use and control of river and stream waters to protect diminishing salmon runs could adversely affect electricity rates, agricultural development, commercial and recreational fishing industries, and the costs of river navigation.

                         -- INVESTMENT RESTRICTIONS --
                                AND RISK FACTORS

For additional information on the risks of investing in the Fund, please see "Risk Factors -- Credit and Interest Rate Risk." New issues of municipal bonds are usually offered on a when-issued basis, with delivery and payment normally taking place within 45 days after the date of the commitment to purchase. The Municipal Bond Fund may invest in repurchase agreements. Descriptions of repurchase agreements and when-issued and delayed-delivery purchases are provided under "Additional Information." A description of other investment restrictions and certain investment practices of the Municipal Bond Fund is included in the Statement of Additional Information.

                         -- COLUMBIA HIGH YIELD FUND --
                      -----------------------------------

The Columbia High Yield Fund was incorporated on June 30, 1993 under Oregon law and began offering shares to the public on October 1, 1993.

                           -- INVESTMENT OBJECTIVE --

The High Yield Fund's primary investment objective is to provide shareholders with a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary objective when consistent with the objective of high current income. The High Yield Fund may invest in the same types of fixed income securities as the Bond Fund. See "Columbia Fixed Income Securities Fund -- Investment Objective." The High Yield Fund's objective may not be changed without a vote of a majority of the outstanding voting securities of the Fund.

To achieve its investment objective, the High Yield Fund generally will invest at least 65% of its total assets in high yielding fixed income securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's. Because the Fund intends to invest primarily in "upper tier" noninvestment grade securities (that is, BB- or B-rated), no more than 10% of the Fund's total assets will be invested in fixed income securities rated Caa or lower by Moody's or CCC or lower by Standard & Poor's. The Fund may also invest in unrated fixed income securities when the Advisor believes the security is of comparable quality to that of securities eligible for purchase by the Fund. If the credit rating of a security drops below the rating it held when purchased by the Fund, the Fund will evaluate the appropriateness of retaining that security.

T HE FUND INTENDS TO INVEST PRIMARILY IN "UPPER TIER" NONINVESTMENT-GRADE SECURITIES (THAT IS, BB- OR B-RATED).

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Securities rated Ba or less by Moody's or BB or less by Standard & Poor's are considered to be noninvestment grade. These types of bonds are commonly referred to as "junk bonds." They are subject to a high degree of risk, and are considered speculative by the major credit rating agencies with respect to the issuer's ability to meet principal and interest payments. The High Yield Fund is designed for investors who are willing to assume substantial risks of significant fluctuations in principal value in order to achieve a high level of current income. The Fund should represent only a portion of a balanced investment program. See "Risk Factors" for a description of the risks of investing in lower-rated securities and "Additional Information" for a description of corporate bond ratings.


The table below shows the ratings assigned to the fixed income securities held by the High Yield Fund during 1997. These figures, expressed as a percentage of total net assets, are dollar-weighted averages of month-end holdings for 1997. The Fund did not hold any securities unrated by either Moody's or Standard & Poor's or securities rated above Baa/BBB or below B/B during 1997.



                    -- 1997 HIGH YIELD FUND BOND RATINGS --



        MOODY'S             STANDARD & POOR'S
-----------------------  -----------------------
  RATING      AVERAGE      RATING      AVERAGE
----------  -----------  ----------  -----------
      BAA          0.4%        BBB          7.7%
       BA         41.6%         BB         43.8%
        B         50.6%          B         41.0%


There are no limitations on the average maturity of the High Yield Fund's portfolio. Securities will be selected on the basis of the Advisor's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average maturity of the portfolio in response to anticipated changes in interest rates generally will be carried out through the sale of securities and the purchase of different securities within the desired maturity range. This may result in greater realized capital gains and losses than if the Fund held all securities to maturity. Portfolio decisions will be made solely on the basis of investment, rather than tax, considerations.

The High Yield Fund may invest in corporate debt securities or preferred stocks that are convertible into or exchangeable for common stock. The Fund may acquire common stock in the following circumstances:


- in connection with the purchase of a unit of securities that includes both fixed income securities and common stock



- when fixed income securities held by the Fund are converted by the issuer into common stock



- upon the exercise of warrants attached to fixed income securities held by the Fund



- when purchased as part of a corporate transaction in which the holders of common stock will receive newly issued fixed income securities


Common stock acquired by the Fund in these circumstances may be held to permit orderly disposition or to establish long-term holding periods for income tax purposes.

The High Yield Fund may invest up to 10% of its total assets in fixed income securities of foreign issuers, including foreign governments, denominated in U.S. dollars.

Special tax considerations are associated with investing in lower-rated debt securities structured as zero coupon or pay-in-kind securities. A zero coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value.

The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying debt plus an amount representing accrued interest

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since the last payment. Zero coupon and pay-in-kind securities are more volatile than cash pay securities. The High Yield Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.


                         -- INVESTMENT RESTRICTIONS --
                                AND RISK FACTORS

For information on the risks of investing in the Fund, including the specific risks of lower-rated securities, please see "Risk Factors." For information on the investment by the Fund in repurchase agreements, illiquid securities, when-issued securities, loan transactions, and temporary investments, please see "Additional Information." A description of other investment restrictions and certain investment practices of the High Yield Fund is included in the Statement of Additional Information.

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An investment in any mutual fund, including any of the Columbia Funds, involves certain risks, some of which are explained under the description of each Fund. General market risk and other specific risks associated with different types of securities used by the Funds, including foreign securities, lower-rated bonds, and stocks of small companies, are discussed below.

STOCK MARKET RISK. The principal risk associated with a stock mutual fund is that the stocks held by the fund will decline in value. Stock values may fluctuate in response to the activities and financial prospects of an individual company or in response to general market and economic conditions. Investments in smaller or unseasoned companies may be both more volatile and more speculative. See "Investments in Small and Unseasoned Companies."

A LTHOUGH COMMON STOCKS HAVE HISTORICALLY PROVIDED LONG-TERM RETURNS THAT ARE GREATER THAN OTHER TYPES OF INVESTMENTS, STOCK RETURNS HAVE ALSO BEEN MORE
VOLATILE OVER SHORTER PERIODS OF TIME.


PORTFOLIO TURNOVER. Each Fund generally intends to purchase securities for long-term investment rather than short-term gains. When circumstances warrant, however, a Fund may sell securities without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund's transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held eighteen months or less, shareholders will be subject to taxes at ordinary income rates or at the higher of the two capital gains rates. See "Distributions and Taxes." Historical portfolio turnover rates for all Funds are shown in the "Financial Highlights" section.


FOREIGN SECURITIES. The International Stock Fund, and to a much lesser extent the other Stock Funds and the Balanced Fund, are subject to the risks of investing in foreign securities. Foreign securities, which are generally denominated in foreign currencies, and forward currency exchange contracts involve risks not typically associated with investing in domestic securities. The value of a Fund's portfolio will be affected by changes in currency exchange rates and in currency exchange regulations to the extent the Fund holds foreign securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income a Fund receives from its foreign investments.

Foreign investments involve certain other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of the obligation. The Funds will normally execute their portfolio securities transactions on the principal stock exchange on which the security is traded.

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The International Stock Fund may invest a portion of its assets in developing countries or in countries with new or developing capital markets, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. The considerations noted above regarding the risk of investing in foreign securities are generally more significant for these investments. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investments in these markets may involve significantly greater risks, as well as the potential for greater gains.

In addition to investing directly in foreign equity securities, the Funds may also purchase such securities in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

Additional costs may be incurred in connection with a Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

REAL ESTATE SECURITIES. The Real Estate Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks) because of its policy of concentrating in the securities of companies in the real estate industry. These risks include declines in the value of real estate, risks related to general, local, and regional economic conditions, dependence on management skills and heavy cash flow, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, natural disasters, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. These risks may be more significant to the extent the Fund's investments are concentrated in a particular geographic region.


T HE REAL ESTATE FUND INVESTS IN SECURITIES ISSUED BY COMPANIES IN THE REAL ESTATE INDUSTRY. THE FUND WILL NOT INVEST IN REAL ESTATE DIRECTLY.


In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills, may not be diversified, and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. In addition, a REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act. The above factors may also adversely affect a borrower's or a lessee's ability to meets its obligations to the REIT. If a borrower or lessee defaults, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

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INVESTMENTS IN SMALL AND UNSEASONED COMPANIES. Investments by the International Stock Fund, the Special Fund and the Small Cap Fund in small or unseasoned companies may be regarded as speculative. These companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and young companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may have to sell them over an extended period of time or below the original purchase price. Because of these factors, an investment in these Funds may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies.

SPECIAL SITUATIONS. Special situations are those in which the Advisor to the Special Fund and Small Cap Fund expects a substantial change in the market value of a company's securities due to a new development. An example would be a small company expected to emerge as a leader in a new business area. Other special situations include acquisitions, mergers, reorganizations, management changes, product developments, and the awarding of large contracts. Because these types of situations may involve major corporate changes and a high degree of uncertainty as to market effects, investments in special situations are characterized by higher risk as well as the potential for higher returns.

CREDIT AND INTEREST RATE RISK. All fixed income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the ability of the issuer to meet interest and principal payments when due. Generally, lower-rated (but higher yielding) bonds, such as those acquired by the High Yield Fund, are subject to greater credit risk than higher quality (but lower yielding) bonds, such as those held by the Bond Fund. See "Risk Factors -- Lower-Rated Securities." The ratings of fixed income securities by Moody's and Standard & Poor's are a generally accepted barometer of credit risk. See "Additional Information -- Bond Ratings."

Interest rate risk refers to fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price of fixed income securities and interest rates.

W HEN INTEREST RATES RISE, BOND PRICES GENERALLY FALL AND, CONVERSELY, WHEN INTEREST RATES FALL, BOND PRICES GENERALLY RISE.

The change in net asset value depends upon several factors, including a bond's maturity date. In general, bonds with longer maturities are more sensitive to interest rate changes than bonds with shorter maturities.

LOWER-RATED SECURITIES. The lower-rated but higher yielding bonds purchased by the High Yield Fund may be issued in connection with corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events. In addition, high yield bonds are often issued by smaller, less creditworthy companies or by companies with substantial debt. The securities ratings by Moody's and Standard & Poor's are based largely on the issuer's historical financial condition and the rating agency's investment analysis at the time of the rating. As a result, the rating assigned to a security does not necessarily reflect the issuer's current financial condition, which may be better or worse than the rating indicates. Credit ratings are only one factor the Advisor relies on in evaluating lower-rated fixed income securities. The analysis by the Advisor of a lower-rated security may also include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, regulatory concerns, and responsiveness to changes in business conditions and interest rates. The Advisor also

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may consider relative values based on anticipated cash flow, interest or dividend coverage, balance sheet analysis, and earnings prospects.

B ECAUSE OF THE NUMBER OF INVESTMENT CONSIDERATIONS INVOLVED IN INVESTING IN LOWER-RATED SECURITIES, ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE MAY BE
MORE DEPENDENT UPON THE ADVISOR'S CREDIT ANALYSIS THAN IS THE CASE WITH INVESTING IN HIGHER QUALITY DEBT SECURITIES.

The market for lower-rated debt securities is relatively new and until recently its growth has paralleled a long economic expansion. Past experience, therefore, may not provide an accurate indication of future performance of this market, particularly during an economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on the ability of the issuers of the High Yield Fund's securities to pay principal and interest, meet projected business goals, and obtain additional financing. These circumstances also may result in a higher incidence of defaults compared to higher-rated securities. As a result, adverse changes in economic conditions and increases in interest rates may adversely affect the market for lower-rated debt securities, the value of such securities in the Fund's portfolio, and, therefore, the Fund's net asset value. As a result, investment in the Fund is more speculative than investment in a fund that invests primarily in higher-rated debt securities.

Although the High Yield Fund intends generally to purchase lower-rated securities that have secondary markets, these markets may be less liquid and less active than markets for higher-rated securities. These factors may limit the ability of the Fund to sell lower-rated securities at their expected value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. If market quotations are not readily available for the Fund's lower-rated or nonrated securities, these securities will be valued by a method the Advisor believes accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than it does in valuing securities for which more extensive quotations and last sale information are available.

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       -----------------------------------------------------------------

This section is designed to help you understand terms used to describe Fund performance, such as "total return," "average annual total return," and "yield." For additional information on yield and total return calculations for each of the Funds, see the Statement of Additional Information.

                          -- UNDERSTANDING "RETURN" --

 "TOTAL RETURN" REFERS TO THE CHANGE IN VALUE OF AN INVESTMENT IN A FUND OVER A STATED PERIOD, ASSUMING THE REINVESTMENT OF ANY DIVIDENDS AND CAPITAL GAINS. "AVERAGE ANNUAL TOTAL RETURN" IS A HYPOTHETICAL RATE OF RETURN THAT, IF ACHIEVED ANNUALLY, WOULD HAVE PRODUCED THE SAME TOTAL RETURN IF PERFORMANCE HAD BEEN CONSTANT OVER THE ENTIRE PERIOD. AVERAGE ANNUAL TOTAL RETURNS SMOOTH OUT THE VARIATIONS IN PERFORMANCE BUT ARE NOT THE SAME AS ACTUAL ANNUAL RESULTS.
                                  -- YIELD --

The Money Market Fund, the Common Stock Fund, the Real Estate Fund, the Balanced Fund, and each of the Bond Funds will, from time to time, advertise or quote current yields. The current yield of the Money Market Fund refers to the net income generated by an investment in that Fund over a stated seven-day period. This income is then annualized. This means that the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Money Market Fund may also advertise or quote its compound effective yield, which is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The compound effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
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The table below shows yield and total return performance information for the periods ended December 31, 1997.


                                                                  AVERAGE ANNUAL TOTAL RETURN
                                                              -----------------------------------
                                                    CURRENT                                SINCE
                                                     YIELD    1 YEAR   5 YEAR   10 YEAR   INCEPTION*
Stock Funds
  Common Stock Fund...............................   1.48%    25.37%   18.66%     N/A     18.11%
  Growth Fund.....................................    N/A     26.32%   17.91%   16.81%    13.75%
  International Stock Fund........................    N/A     11.47%   12.19%     N/A     11.59%
  Special Fund....................................    N/A     12.64%   15.48%   19.19%    18.38%
  Small Cap Fund..................................    N/A     34.10%     N/A      N/A     35.76%
  Real Estate Fund................................   3.82%+   24.74%     N/A      N/A     20.82%
Balanced Fund
  Balanced Fund...................................   3.85%    18.74%   13.55%     N/A     13.46%
Bond Funds
  Government Bond Fund............................   4.92%     5.76%    5.09%    6.79%     6.49%
  Bond Fund.......................................   6.35%     9.56%    7.53%    9.24%     9.66%
  Municipal Bond Fund.............................   4.17%     8.36%    6.26%    7.54%     9.04%
  High Yield Fund.................................   7.57%++  12.70%     N/A      N/A      9.40%
Money Market Fund
  Money Market Fund...............................   5.21%**   5.11%    4.35%    5.43%     7.29%
Market Comparisons
  S&P 500 Stock Index.............................            33.36%   20.27%   18.04%      N/A
  Russell 2000 Stock Index........................            22.36%   16.40%   15.77%      N/A
  Lehman Agg. Bond Index..........................             9.65%    7.48%    9.18%      N/A


                                                                    TOTAL RETURN
                                                    ---------------------------------------------
                                                    1 YEAR   5 YEAR    10 YEAR   SINCE INCEPTION*
Stock Funds
  Common Stock Fund...............................  25.37%   135.28%      N/A         185.31%
  Growth Fund.....................................  26.32%   127.87%   373.12%       5051.86%
  International Stock Fund........................  11.47%    77.75%      N/A          78.81%
  Special Fund....................................  12.64%   105.35%   478.79%        670.54%
  Small Cap Fund..................................  34.10%      N/A       N/A          44.32%
  Real Estate Fund................................  24.74%      N/A       N/A         105.15%
Balanced Fund
  Balanced Fund...................................  18.74%    88.80%      N/A         121.60%
Bond Funds
  Government Bond Fund............................   5.76%    28.17%    92.95%        102.32%
  Bond Fund.......................................   9.56%    43.76%   141.96%        295.12%
  Municipal Bond Fund.............................   8.36%    35.48%   106.80%        221.62%
  High Yield Fund.................................  12.70%      N/A       N/A          47.17%
Money Market Fund
  Money Market Fund...............................   5.11%    23.70%    69.67%        411.81%
Market Comparisons
  S&P 500 Stock Index.............................  33.36%   151.67%   425.33%           N/A
  Russell 2000 Stock Index........................  22.36%   113.71%   332.54%           N/A
  Lehman Agg. Bond Index..........................   9.65%    43.42%   140.59%           N/A



   * INCEPTION DATES: COMMON STOCK FUND 10/1/91; GROWTH FUND 6/16/67; INTERNATIONAL STOCK FUND 10/1/92; SPECIAL FUND 11/20/85; SMALL CAP FUND 10/1/96; REAL ESTATE FUND 4/1/94; BALANCED FUND 10/1/91; GOVERNMENT BOND FUND 11/6/86; BOND FUND 2/25/83; MUNICIPAL BOND FUND 7/2/84; HIGH YIELD FUND 10/1/93; MONEY MARKET FUND 10/1/74.


  ** COMPOUND YIELD 5.35%.

   + SOME PORTION OF THE NET INVESTMENT INCOME OF THE REAL ESTATE FUND USED TO
     CALCULATE CURRENT YIELD IS A TAX RETURN OF CAPITAL. SEE "DISTRIBUTIONS AND TAXES."

  ++ WITHOUT THE REIMBURSEMENT OF CERTAIN EXPENSES BY THE HIGH YIELD FUND'S
     ADVISOR, THE CURRENT YIELD WOULD HAVE BEEN 7.55%.


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                                  PERFORMANCE
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The current yield for the Common Stock Fund, the Real Estate Fund, the Balanced Fund, and each of the Bond Funds represents the annualization of the Fund's net investment income over a recent 30-day period divided by that Fund's net asset value at the end of that period.

                         -- PERFORMANCE COMPARISONS --

The Funds may compare their performance to other mutual funds and to the mutual fund industry as a whole, as quoted by ranking services such as Lipper Analytical Services, Inc. or Morningstar, Inc., or as reported in financial publications such as BARRON'S, BUSINESS WEEK, FORBES, MONEY MAGAZINE, and THE WALL STREET JOURNAL. The Funds may also compare their performance to that of a recognized stock or bond index, such as the S&P 500 Stock Index, the Russell 2000 Stock Index, the Lehman Aggregate Bond Index, and other relevant indices. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.

P ERFORMANCE INFORMATION ON THE FUNDS DOES NOT GUARANTEE FUTURE RESULTS. SHARE PRICE AND RETURNS WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU
SELL YOUR SHARES OF A FUND (EXCEPT, UNDER NORMAL CIRCUMSTANCES, FOR THE MONEY MARKET FUND).


In addition, the Funds may also compare their performance to other income-producing securities such as: (i) money market funds; (ii) various bank products (such as certificates of deposit and money market deposit accounts); and (iii) U.S. Treasury bills or notes. There are differences between these income-producing alternatives and the Funds other than their yields. For example, the yields of the Funds are not fixed and will fluctuate. In addition, your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest, and their principal and interest are also guaranteed and insured up to $100,000. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits before maturity will normally be subject to a penalty.


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                                FUND MANAGEMENT
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                            -- BOARD OF DIRECTORS --

Each Fund is managed under the supervision of its Board of Directors, which has responsibility for overseeing decisions relating to the investment policies and objectives of the Fund. The Board of Directors of each Fund meets quarterly to review the Fund's investment policies, performance, expenses, and other business matters.
                            -- INVESTMENT ADVISOR --


Each Fund has contracted with Columbia Funds Management Company (the "Advisor") to provide investment advisory services. The Advisor, subject to general oversight responsibility of each Fund's Board of Directors, is responsible for the overall management of the Fund's business affairs. The Advisor or its predecessor has acted in this capacity since 1967. The Advisor is an indirect wholly owned subsidiary of Fleet Financial Group, Inc. ("Fleet"), a publicly owned multibank holding company registered under the Bank Holding Company Act of 1956 with total assets of approximately $85 billion at December 31, 1997. The address of the Advisor is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350.



Under each investment advisory contract, the Advisor provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest. The Advisor provides office space and pays all executive salaries and expenses of each Fund (other than the expense of clerical services relating to the administration of the Fund).


The investment advisory fee of each Fund is accrued daily and paid monthly based on the following fee schedule:

                           -- ADVISOR FEE SCHEDULE --


                                ANNUAL RATE
                       (AS A PERCENTAGE OF DAILY NET
FUND                              ASSETS)
---------------------  -----------------------------
BALANCED FUND          0.50% ON ALL ASSETS
GOVERNMENT BOND FUND
BOND FUND
MUNICIPAL BOND FUND
----------------------------------------------------
MONEY MARKET FUND      0.50% ON FIRST $500 MILLION
                       0.45% ON NEXT $500 MILLION
                       0.40% ON ASSETS OVER $1
                       BILLION
----------------------------------------------------
COMMON STOCK FUND      0.60% ON ALL ASSETS
HIGH YIELD FUND
----------------------------------------------------
GROWTH FUND            0.75% ON FIRST $200 MILLION
                       0.625% ON NEXT $300 MILLION
                       0.50% ON ASSETS OVER $500
                       MILLION
----------------------------------------------------
REAL ESTATE FUND       0.75% ON ALL ASSETS
----------------------------------------------------
SPECIAL FUND           1.00% ON FIRST $500 MILLION
                       0.75% ON ASSETS OVER $500
                       MILLION
----------------------------------------------------
INTERNATIONAL STOCK    1.00% ON ALL ASSETS
FUND
SMALL CAP FUND


The advisory fees for the Small Cap Fund, the Real Estate Fund, the Special Fund, and the International Stock Fund, while comparable to the fees paid by other mutual funds with similar investment objectives, are higher than the fees paid by most mutual funds.


For the year ended December 31, 1997, the investment advisory fees incurred by the Funds, expressed as a percentage of average net assets, were as follows:



Common Stock Fund                0.60%
Growth Fund                      0.58%
International Stock Fund         1.00%
Special Fund                     0.84%
Small Cap Fund                   1.00%
Real Estate Fund                 0.75%
Balanced Fund                    0.50%
Money Market Fund                0.48%
Government Bond Fund             0.50%
Bond Fund                        0.50%
Municipal Bond Fund              0.50%
High Yield Fund                  0.60%


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                                FUND MANAGEMENT
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The Advisor has entered into an agreement with Columbia Management Co. ("CMC"), under which CMC provides the Advisor with statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities. CMC, upon receipt of specific instructions from the Advisor, also contacts brokerage firms to conduct securities transactions for the Funds. The Advisor pays CMC a fee for these services. A Fund's expenses are not increased by this arrangement, and no amounts are paid by a Fund to CMC under this agreement. CMC is an indirect wholly owned subsidiary of Fleet.



Each Fund assumes the following costs and expenses: costs relating to corporate matters; cost of services to shareholders; transfer and dividend paying agent fees; custodian fees; legal, auditing, and accounting expenses; disinterested directors' fees; taxes and governmental fees; interest; brokers' commissions; transaction expenses; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares; expenses of registering or qualifying its shares for sale; transfer taxes; all expenses of preparing its registration statements, prospectuses, and reports; and the cost of printing and delivering to shareholders its prospectuses and reports. Information on each Fund's expenses as a percentage of its average net assets is located under "Fund Expenses" and "Financial Highlights."



The Advisor may use its broker-dealer affiliates and other firms that sell Fund shares to carry out a Fund's transactions, provided that the Fund receives brokerage services and commission rates comparable to those of other broker-dealers.



Third-party administrators of tax-qualified retirement plans and other financial institutions ("Financial Intermediaries") may establish omnibus accounts with the Funds and provide sub-transfer agency, recordkeeping, or other services to participants and beneficial owners in the omnibus accounts. In recognition that these arrangements reduce or eliminate the need for the Fund's transfer agent to provide such services, the Funds and the Advisor may pay the Financial Intermediary a sub-transfer agent or recordkeeping fee. All Financial Intermediaries enter into an agreement with the Funds that authorizes them to accept purchase and redemption orders on behalf of the Funds. The Fund will be deemed to have received a purchase or redemption order when an authorized Financial Intermediary or its delegate accepts the order. The order will be priced at the Fund's net asset value next computed after it is accepted by the Financial Intermediary or its delegate.


T HE ADVISOR HAS VOLUNTARILY AGREED TO ASSUME THE ORDINARY RECURRING EXPENSES OF THE HIGH YIELD FUND FOR 1997 TO THE EXTENT THESE EXPENSES, TOGETHER WITH
THE FUND'S ADVISORY FEE, EXCEED 1% OF THE FUND'S AVERAGE NET ASSETS FOR THOSE PERIODS.

                         -- COLUMBIA INVESTMENT TEAM --


The Advisor uses an investment team approach to analyze investment themes and strategies for the Funds. Thomas L. Thomsen, President, Chief Investment Officer and Director of the Advisor, supervises the Investment Team in establishing these broad investment themes and strategies and determining portfolio guidelines for each of the Funds. Prior to joining the Investment Team in 1978, Mr. Thomsen was a Senior Investment Officer for the Treasury Department of the State of Oregon (1974-1978) and a Fixed Income Portfolio Manager for First National Bank of Oregon (1969-1973).



Members of the Investment Team are responsible for the analysis of particular industries or types of fixed income securities and for recommendations on individual securities within those industries or asset categories. See "Fund Descriptions -- A Team Approach to Investing." Investment decisions for a Fund are then made by the Investment Team and, for most Funds, a portfolio manager who is principally responsible for investment decisions on behalf of the Fund.



COMMON STOCK FUND. The Common Stock Fund is managed by the Columbia Investment Team. Based


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                                FUND MANAGEMENT
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on an analysis of macro-economic factors and the investment environment, the Asset Allocation Committee is responsible for determining the sector or industry weightings within the Fund. Individual members of the Investment Team then select securities within the sectors or asset classes over which they have research and analytic responsibility. See "Fund Descriptions -- A Team Approach to Investing."


GROWTH FUND. Alexander S. Macmillan (since 1992), a Vice President of the Advisor and a Chartered Financial Analyst. Prior to joining the Investment Team in 1989, Mr. Macmillan was a Vice President and Portfolio Manager for Gardner & Preston Moss (1982-1989). Mr. Macmillan received a Masters of Business Administration from the Amos Tuck School at Dartmouth College in 1980.

INTERNATIONAL STOCK FUND.  James M. McAlear (since inception of the Fund in
1992), a Vice President of the Advisor. Prior to joining the Investment Team in 1992, Mr. McAlear was a Senior Vice President of IDS International, Inc. (1985-1992) and an Executive Director for Merrill Lynch Europe (1972-1985). Mr. McAlear received an M.A. in Economics from Michigan State University in 1964.

SPECIAL FUND. Alan J. Folkman (since 1997). Mr. Folkman also served as portfolio manager of the Special Fund from its inception in 1985 through June 1994.


SMALL CAP FUND. Richard J. Johnson (since inception of the Fund in 1996), a Vice President of the Advisor and a Chartered Financial Analyst. Before joining Columbia, Mr. Johnson served as a Portfolio Manager and Analyst at Provident Investment Counsel (1990-1994). A 1980 graduate of Occidental College, Mr. Johnson received a Masters of Business Administration from the Anderson School of Management at UCLA in 1990.


REAL ESTATE FUND. David W. Jellison (since inception of the Fund in 1994), a Vice President of the Advisor and a Chartered Financial Analyst. Prior to joining the Investment Team in 1992, Mr. Jellison was a Senior Research Associate for RCM Capital Management (1987-1992). Mr. Jellison received a Master of Management from the J. L. Kellogg Graduate School of Management of Northwestern University in 1984.


BALANCED FUND. The Balanced Fund is managed by the Columbia Investment Team. The Asset Allocation Committee is responsible for determining the Fund's portfolio weightings in stocks, bonds and cash investments based on an analysis of macro-economic factors and the investment environment. That committee is also responsible for deciding the sector or industry weightings of the equity portion of the Fund. The Investment Team members responsible for the Columbia Bond Funds determine the sector emphasis between different types of fixed income securities. Individual members of the Investment Team select the securities within the sector or asset classes over which they have research and analytic responsibility. See "Fund Descriptions -- A Team Approach to Investing."


MONEY MARKET FUND. Leonard A. Aplet (since 1988), a Vice President of the Advisor and a Chartered Financial Analyst. Mr. Aplet received a Masters of Business Administration from the University of California at Berkeley prior to joining the Investment Team in 1987.

GOVERNMENT BOND FUND. Jeffrey L. Rippey (since 1987), a Vice President of the Advisor and a Chartered Financial Analyst. Prior to joining the Investment Team in 1981, Mr. Rippey worked in the Trust Department of Rainier National Bank (1978-1981).

BOND FUND.  Leonard A. Aplet and Jeffrey L. Rippey (both since 1989).


MUNICIPAL BOND FUND. Greta R. Clapp (since 1992), a Vice President of the Advisor and a Chartered Financial Analyst. Prior to joining the Investment Team in 1991, Ms. Clapp received her Masters of Business Administration from the University of Michigan (1990) and was an Assistant Vice President and Portfolio Manager at The Putnam Companies (1985-1988).


HIGH YIELD FUND.  Jeffrey L. Rippey (since inception of the Fund in 1993).

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                                FUND MANAGEMENT
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                             -- PERSONAL TRADING --

Members of the Investment Team and other personnel of the Funds or the Advisor are permitted to trade securities for their own or family accounts, subject to the rules of the Code of Ethics adopted by the Funds and the Advisor.

The Funds have adopted the recommendations of the Investment Company Institute, an organization composed of members of the mutual fund industry, relating to restrictions on personal trading. For more information on the Code of Ethics and specific trading restrictions, see the Statement of Additional Information.

T HE RULES THAT GOVERN PERSONAL TRADING BY INVESTMENT PERSONNEL ARE BASED ON THE PRINCIPLE THAT EMPLOYEES OWE A FIDUCIARY DUTY TO CONDUCT THEIR TRADES IN
A MANNER THAT IS NOT DETRIMENTAL TO THE FUNDS OR THEIR SHAREHOLDERS.

                         -- OTHER SERVICE PROVIDERS --


TRANSFER AGENT. Columbia Trust Company acts as transfer agent and dividend paying agent for the Funds. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350. The transfer agent is an indirect wholly owned subsidiary of Fleet.



DISTRIBUTOR. Provident Distributors, Inc. ("PDI") is the principal underwriter of the Funds' shares. PDI's address is Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961. Columbia Financial Center Incorporated ("Columbia Financial"), an indirect wholly owned subsidiary of Fleet, has entered into a Broker-Dealer Agreement to sell shares of the Funds. You may invest or redeem in a Fund through Columbia Financial. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350. PDI and Columbia Financial do not charge any fees or commissions to investors of the Funds for the sale of shares of a Fund.


CUSTODIANS. United States National Bank of Oregon, 321 S.W. Sixth Avenue, Portland, Oregon 97208, serves as general custodian for all Funds other than the International Stock Fund. Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York, NY 11201, serves as general custodian for the International Stock Fund and provides custody services to those other Funds that may hold foreign securities.

                            -- OTHER INFORMATION --

VOTING RIGHTS. Each Fund is a separate corporation. All shares of each Fund have equal voting, redemption, dividend, and liquidation rights. All issued and outstanding shares of each Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of each Fund do not have cumulative voting rights, which means that holders of more than 50 percent of the shares of a Fund voting for the election of directors can elect all of the directors.

SHAREHOLDER MEETINGS. The Funds are not required to hold annual shareholder meetings. Special meetings may be called, however, as required or deemed desirable for purposes such as electing directors, changing fundamental investment policies, or approving an investment management agreement. The holders of not less than 10% of the shares of a Fund may request in writing that a special meeting be called for a specified purpose. If such a special meeting is called to vote on the removal of one or more directors of a Fund, shareholders of the Fund will be assisted in communications with other shareholders of the Fund.

COMBINED PROSPECTUS. Although each Fund is offering only its own shares, it is possible that one Fund might become liable for a misstatement in this Prospectus relating to another Fund. The Board of Directors of each Fund has considered this factor in approving the use of this single Prospectus.

                                       -

                               INVESTOR SERVICES
       -----------------------------------------------------------------

This section is designed to provide you with information about opening an account and conducting transactions with Columbia Funds. In addition, information is provided on the different types of accounts and services offered by the Funds as well as the policies relating to those services.

                        -- HOW TO OPEN A NEW ACCOUNT --

Please complete and sign a Columbia Funds application and make your check payable to COLUMBIA FUNDS for the minimum required investment. See "Minimum Investments." Please be sure to include a tax identification number on your application or it may be rejected and returned to you. The completed application and a check should be mailed to:

                           Columbia Financial Center
                                 P.O. Box 1350
                          Portland, Oregon 97207-1350
                              Attn.: New Accounts
                          -- HOW TO PURCHASE SHARES --


Shares of each Fund are offered at the share price, or net asset value ("NAV"), next determined (normally 4 p.m., New York time) after an order is accepted. See "Processing Your Order" and "Determining Your Share Price." Shares can be purchased in the following ways:

IN PERSON: Investments can be made in person by visiting Columbia Funds at 1301 S.W. Fifth Avenue, Portland, Oregon between 7:30 a.m. and 5:00 p.m. on any business day that the New York Stock Exchange (NYSE) is open for business.
BY MAIL: Send a check, with either a completed Investment Slip from the bottom of a confirmation statement, or a letter indicating the account number and registration, to:

                           Columbia Financial Center
                                 P.O. Box 1350
                          Portland, Oregon 97207-1350
                               Attn.: Investments

BY WIRE: You may have your bank wire federal funds. Call the Funds for instructions and notification that money is being wired:

                            Portland area  222-3606
                             Nationwide (toll-free)
                                 1-800-547-1707


BY TELEPHONE: You may make additional investments in a Fund by telephone from a predesignated bank account ("Televest"). The minimum investment that can be made by Televest is $100. Shareholders must complete the appropriate sections of the application or call the Funds to request a Televest form. An investment using Televest is processed on the day the Fund receives your investment from your bank, usually the business day following the day of your telephone call.


                           -- MINIMUM INVESTMENTS --


 ALL FUNDS HAVE A MINIMUM INITIAL INVESTMENT REQUIREMENT OF $1,000 EXCEPT THE SPECIAL FUND AND THE SMALL CAP FUND, WHICH HAVE A $2,000 MINIMUM. THESE MINIMUMS ARE WAIVED FOR ACCOUNTS USING THE AUTOMATIC INVESTMENT PLAN. SUBSEQUENT INVESTMENTS (OTHER THAN THROUGH THE AUTOMATIC INVESTMENT PLAN) MUST BE AT LEAST $100 AND SHOULD ALWAYS IDENTIFY YOUR NAME, THE FUND'S NAME, AND YOUR ACCOUNT NUMBER. MANAGEMENT OF EACH FUND MAY, AT ITS SOLE DISCRETION, WAIVE THE MINIMUM PURCHASE AND ACCOUNT SIZE REQUIREMENTS FOR CERTAIN GROUP PLANS OR ACCOUNTS OPENED BY AGENTS OR FIDUCIARIES (SUCH AS A BANK TRUST DEPARTMENT, INVESTMENT ADVISOR, OR SECURITIES BROKER), FOR INDIVIDUAL RETIREMENT PLANS OR IN OTHER CIRCUMSTANCES.


BY AUTOMATIC INVESTMENT: Investments in a Fund may be made automatically from your bank under Columbia's Automatic Investment Plan ("AIP"). Shareholders whose bank is a member of the National

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                               INVESTOR SERVICES
       -----------------------------------------------------------------
Automated Clearing House Association may choose to have amounts of $50 or more automatically transferred from a bank checking account to a designated Fund on or about the 5th or 20th, or both, of each month. Shareholders must complete the AIP section of the application or a separate AIP form to participate in the AIP. If you stop investing in a Fund using an AIP, your account may be closed if you fail to reach or maintain a minimum account balance. See "Account Privileges -- Involuntary Redemptions."

BY EXCHANGE: You may purchase shares of any Fund with the proceeds from a redemption of shares of any other Columbia Fund with the same account number. See "How to Exchange Shares."

THROUGH YOUR BROKER-DEALER OR BANK: You may purchase or redeem shares of a Fund through your broker, bank, or other financial institution, which may charge a commission or fee for assisting in handling your order and which may be required to be registered as a broker or dealer under federal or state securities laws.

CLOSING A FUND TO NEW INVESTORS: The Advisor to the Funds reserves the right at its discretion to close a Fund to new investors. A number of factors may be considered in making such a decision, including the total assets and flow of new investments into the Fund. If a Fund is closed, shareholders who maintain open accounts with the Fund may make additional investments in the Fund. Once a shareholder's account in that Fund is closed, however, additional investments may not be possible.

                          -- PAYING FOR YOUR SHARES --

Payment for Fund shares is subject to the following policies:


- Checks should be drawn on U.S. banks and made payable to COLUMBIA FUNDS



- Never send cash or cash equivalents; the Funds will not accept responsibility for their receipt



- The Funds reserve the right to reject any order



- If your order is canceled because your check did not clear the bank or the Funds were unable to debit your predesignated bank account, you will be responsible for any losses or fees imposed by your bank or attributable to a loss in value of the shares purchased



- The Funds may reject any third party checks used to make an investment or open a new account


                       -- HOW TO REDEEM (SELL) SHARES --

You may redeem all or a portion of your investment in a Fund on any business day that the NYSE is open for business. All redemptions of shares of a Fund will be at the share price (NAV) computed after receipt of a valid redemption request. In every case, sufficient full and fractional shares will be redeemed to cover the amount of the redemption request.

If certificates for Fund shares have been issued to you, they must be returned to the Fund and properly endorsed before a redemption of these shares may be processed. Redemptions from a Columbia-sponsored IRA or retirement plan require the completion of certain additional forms to ensure compliance with IRS regulations. If a redemption request cannot be processed for any of these reasons, the redemption request will be returned to you and no redemption will be made until a valid request is submitted. Shares can be redeemed in the following ways:

IN WRITING: You may redeem shares of a Fund by providing a written instruction to the Fund at the address below. A signature guarantee may be required. Please see "Signature Requirements."

                           Columbia Financial Center
                                 P.O. Box 1350
                          Portland, Oregon 97207-1350
                               Attn.: Redemptions

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                               INVESTOR SERVICES
       -----------------------------------------------------------------

SIGNATURE REQUIREMENTS: Redemption requests must be signed by each shareholder required to sign on the account. Accounts in the names of corporations, fiduciaries, and institutions may require additional documentation. Please contact Columbia Funds if your account falls into one of these categories.

To protect you and the Funds against fraud, a SIGNATURE GUARANTEE is also required in any of the following situations:


- The redemption request exceeds $50,000



- You request a check made payable to anyone other than the shareholder(s) of record or other predesignated party



- You request that proceeds be sent to an address other than the address of record or to an account other than a previously designated bank account



- You would like the check mailed to an address that has changed in the last 10 days



- You wish to transfer or change ownership of the account



The Funds reserve the right to require a signature guarantee in other circumstances or to reject an order for certain legal reasons. You may obtain a signature guarantee from an eligible guarantor institution such as a bank, broker-dealer, credit union, savings and loan association, national securities exchange or trust company. A notary public cannot provide a signature guarantee.



BY TELEPHONE: You may redeem shares by telephone unless you decline this service by checking the appropriate box on the application. Proceeds from telephone redemptions may be mailed only to the registered name and address on your account or transferred to the bank designated on the application or to another Columbia Fund with an identical account number. A maximum of $50,000 may be redeemed by telephone and mailed to your registered address. There is no such limitation on telephone redemptions transferred to your bank. Telephone redemptions may be made by calling the Funds between 7:30 a.m. and 5:00 p.m., Pacific Time, at:


                            Portland area  222-3606
                             Nationwide (toll-free)
                                 1-800-547-1707

You may experience some difficulty in implementing a telephone redemption during periods of drastic economic or financial market changes. Telephone redemption privileges may be modified or terminated at any time without notice to shareholders. Please see "Account Privileges -- Telephone Redemptions."

BY DRAFT -- MONEY MARKET FUND ONLY: Redemption by draft is available to Money Market Fund investors who complete the appropriate section of the application. The Money Market Fund will provide you with free drafts issued by the Money Market Fund's bank. You may make drafts payable to any person for amounts of $500 or more. Your investment will continue to earn income until your draft is presented to the Money Market Fund's bank for collection. Redemptions are by draft and, therefore, payment is subject to the Money Market Fund's approval. The redemption by draft service may be terminated by the bank or the Money Market Fund upon written notice to the other.

The processing of drafts against the Money Market Fund's account is subject to the bank's rules and regulations. THESE ARRANGEMENTS DO NOT ESTABLISH A CHECKING OR OTHER ACCOUNT BETWEEN YOU AND THE BANK FOR THE PURPOSE OF FEDERAL DEPOSIT INSURANCE OR OTHERWISE. The agreements and procedures described above relate solely to the bank's intermediary status for redemption of investments in the Money Market Fund.

YOUR DRAFT WILL NOT BE PAID UNLESS SUFFICIENT COLLECTED FUNDS ARE AVAILABLE IN YOUR MONEY MARKET FUND ACCOUNT. SEE "PAYMENT OF REDEMPTION PROCEEDS."

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                               INVESTOR SERVICES
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BY AUTOMATIC WITHDRAWAL: If your account value in any Fund is $5,000 or more, you may elect to receive automatic cash withdrawals of $50 or more from that Fund in accordance with either of the following withdrawal options:


- Income earned; you may elect to receive any dividends or capital gains distributions on your shares, provided such dividends and distributions exceed $25



- Fixed amount; you may elect to receive a monthly or quarterly fixed amount of $50 or more


Automatic withdrawals will be made within seven days after the end of the month or quarter to which they relate.

To the extent redemptions for automatic withdrawals exceed dividends declared on shares in your account, the number of shares in your account will be reduced. If the value of your account falls below the Fund minimum, your account is subject to being closed on 60 days written notice. The minimum withdrawal amount has been established for administrative convenience and should not be considered as recommended for all investors. For tax reporting, a capital gain or loss may be realized on each fixed-amount withdrawal.

An automatic withdrawal plan may be modified or terminated at any time upon prior notice by the Fund or the shareholder.

                      -- PAYMENT OF REDEMPTION PROCEEDS --

Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Proceeds transmitted over the Automated Clearing House (ACH) system are usually credited to a shareholder's account on the second business day following the redemption request. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

REDEMPTION OF RECENTLY PURCHASED SHARES. Although you may redeem shares of a Fund (other than the Money Market Fund) that you have recently purchased by check, the Fund may hold the redemption proceeds until payment for the purchase of such shares has cleared, which may take up to 15 days from the date of purchase. No interest is paid on the redemption proceeds after the redemption date and before the proceeds are sent to you. If you request the redemption (by draft or other means) of Money Market Fund shares recently purchased by check, the redemption will not be effective, and proceeds will not be transmitted, unless the purchase of those shares has cleared. These holding periods do not apply to the redemption of shares purchased by bank wire or with a cashiers or certified check.

There is no charge for redemption payments that are mailed. Amounts transferred by wire must be at least $1,000, and the bank wire cost for each redemption will be charged against your account. Your bank may also impose an incoming wire charge.

                          -- HOW TO EXCHANGE SHARES --

You may use proceeds from the redemption of shares of any Fund to purchase shares of other Funds offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portions of the Prospectus relating to the Fund or Funds into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after acceptance of the purchase order by that Fund in accordance with its policy for accepting investments. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. Certain restrictions may apply to exchange transactions. See "Account Privileges -- Exchange Privilege."

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                               INVESTOR SERVICES
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                          -- PROCESSING YOUR ORDER --

Orders received by a Fund other than the Money Market Fund will be processed the day they are received. Since the Money Market Fund invests in obligations normally requiring payment in federal funds, purchase orders will not be processed unless received in federal funds or until converted by the Fund into federal funds. Checks or negotiable U.S. bank drafts require one day to convert into federal funds. Checks drawn on banks that are not members of the Federal Reserve System may take longer to convert into federal funds. Prior to conversion into federal funds, your money will not be invested or working for you. Information about federal funds is available from any U.S. bank that is a member of the Federal Reserve System.

Orders received before the close of regular trading on the NYSE (normally 4 p.m. New York time) will be entered at the Fund's share price computed that day. Orders received after the close of regular trading on the NYSE will be entered at the Fund's share price next determined. All investments will be credited to your account in full and fractional shares computed to the third decimal place. The Funds reserve the right to reject any order.

Shares purchased will be credited to your account on the record books of the applicable Fund. The Funds will not issue share certificates except on request. Certificates for fractional shares will not be issued.

                       -- DETERMINING YOUR SHARE PRICE --

The share price, or NAV, of each Fund is determined by the Advisor, under procedures approved by the Fund's Board of Directors, as of the close of regular trading (normally 4 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Directors. The NAV is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.


Portfolio securities will be valued according to the market value obtained from the broadest and most representative markets. These market quotations, depending on local convention or regulation, may be the last sale price, last bid, or the mean between the last bid and asked price as of, in each case, the close of the applicable exchange or other designated time. Securities for which market quotations are not readily available and other assets will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors of each Fund. These procedures may include valuing portfolio securities by reference to other securities with comparable ratings, interest rates, and maturities and by using pricing services. Fair value for debt securities for which market quotations are not readily available and with remaining maturities of less than 60 days is based on cost adjusted for amortization of discount or premium and accrued interest (unless the Board of Directors believes unusual circumstances indicate another method of determining fair value should be used).



Trading in securities on many foreign securities exchanges and over-the-counter markets is completed at various times before the close of the NYSE. In addition, trading of these foreign securities may not take place on all NYSE business days. Trading may take place in various foreign markets on Saturday or on other days the NYSE is not open for business and on which a Fund's NAV is therefore not calculated. The calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of a Fund's portfolio foreign securities. Events affecting the values of portfolio foreign securities that occur between the time the prices are determined and the close of the NYSE will not be reflected in a Fund's calculation of NAV unless the Board of Directors or the Advisor if so delegated, determines that the event would materially affect the NAV. Assets of foreign securities are translated from the local currency into U.S. dollars at the prevailing exchange rates.


Municipal Bond Fund portfolio securities for which market quotations are readily available will be valued at

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                               INVESTOR SERVICES
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the bid price. Management of the Municipal Bond Fund believes that, although substantially all of the Municipal Bond Fund's securities are readily marketable, a significant portion of the Municipal Bond Fund's portfolio will not have reliable market quotations readily available on a timely basis for the daily valuation of the Fund's portfolio.

                            -- INVESTOR INQUIRIES --

If you have any questions about this Prospectus, the Funds or your account, please call the Funds at:

                            Portland area  222-3606
                     Nationwide (toll-free)  1-800-547-1707


or visit or write the Funds at:



                           Columbia Financial Center
                             1301 S.W. Fifth Avenue
                             Portland, Oregon 97201
                             www.columbiafunds.com


                            -- ACCOUNT PRIVILEGES --

EXCHANGE PRIVILEGE. Telephone exchange privileges are available to you automatically unless you decline this service by checking the appropriate box on the application. Telephone exchanges may be made from one Fund into another Fund only within the same account number. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate the exchange privilege of any shareholder who makes more than four exchanges out of a Fund during the calendar year. The exchange privilege may be modified or terminated at any time, and any Fund may discontinue offering its shares generally or in any particular state without notice to shareholders.


TELEPHONE REDEMPTIONS. The Funds do not accept responsibility for the authenticity of telephone instructions, and, accordingly, shareholders who have approved telephone redemptions assume the risk of any losses due to fraudulent telephone instructions that a Fund reasonably believes to be genuine. The Funds employ certain procedures to determine whether telephone instructions are genuine, including requesting personal shareholder information prior to acting on telephone instructions, providing written confirmations of each telephone transaction, and recording all telephone instructions. A Fund may be liable for losses due to fraudulent telephone instructions if it fails to follow these procedures. For your protection, the ability to redeem by telephone and have the proceeds mailed to your registered address may be suspended for up to 30 days following an account address change.


INVOLUNTARY REDEMPTIONS. Upon 60 days prior written notice, a Fund may redeem all of your shares without your consent if:

- Your account balance falls below $500. However, if you wish to maintain the account, you may during the 60-day notice period either: (i) add to your account to bring it to the required minimum, or (ii) establish an Automatic Investment Plan with a minimum monthly investment of $50.

- You are a U.S. shareholder and fail to provide the Fund with a certified taxpayer identification number.

- You are a foreign shareholder and fail to provide the Fund with a current Form W-8, "Certificate of Foreign Status."


The Funds also reserve the right to close a shareholder account if the shareholder's actions are deemed to be detrimental to the Fund or its shareholders. If a Fund redeems shares, payment will be made promptly at the current net asset value. A redemption may result in a realized capital gain or loss.


TAXPAYER IDENTIFICATION NUMBER. Federal law requires each Fund to withhold 31% of dividends and redemption proceeds paid to certain shareholders who have not complied with certain tax regulations. The Funds will generally not accept an investment to establish a new account that does not comply with these regulations. You will be asked to certify on your account

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                               INVESTOR SERVICES
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application that the social security number or tax identification number provided is correct and that you are not subject to 31% backup withholding for previous underreporting of income to the Internal Revenue Service.

SHAREHOLDER STATEMENTS AND REPORTS. The Funds will send a separate confirmation of each nonroutine transaction that affects your account balance or registration. Routine, pre-authorized transactions are confirmed in the monthly or quarterly account statements provided to shareholders. The types of pre-authorized transactions that will be confirmed on your account statement include:

- Periodic share purchases through an Automatic Investment Plan

- Reinvestment of dividends and capital gains distributions

- Automatic withdrawals or exchanges between Funds

Each Fund will mail to its shareholders on or before January 31 of each year a summary of the federal income tax status of the Fund's distributions for the preceding year.


Financial reports on the Funds, which include a listing of each Fund's portfolio securities, are mailed semiannually to shareholders. To reduce Fund expenses, only one such report and the annually updated prospectus will be mailed to accounts with the same Tax Identification Number. In addition, shareholders or multiple accounts at the same mailing address can eliminate duplicate enclosures for statements mailed to that address by filing a SAVMAIL form with the Funds. For a SAVMAIL form or to receive additional copies of any shareholder report or prospectus, please call an Investor Services Representative at 1-800-547-1707.


                           -- IRAS, SEP IRAS, AND --
                                RETIREMENT PLANS


Investors may invest in each Fund other than the Municipal Bond Fund through Columbia's Traditional, Roth, Education, SIMPLE, or SEP IRA programs, or Columbia's Prototype Money Purchase Pension and Profit Sharing Plan. Please contact Columbia Funds for further information and application forms. Investments may also be made in these Funds in connection with established retirement plans.


                       -- PRIVATE MANAGEMENT ACCOUNTS --

Columbia Trust Company offers Private Management Accounts that provide investment management tailored to the specific investment objectives of individuals, institutions, trusts, and estates, using the Funds as investment vehicles. The annual fee for this service is:

- .75% on the first $500,000,

- .50% on the next $500,000, and

- .25% on assets over $1 million

The minimum fee for this service is $1,000 and the maximum fee is $15,000. These fees are in addition to investment advisory fees paid by each Fund to the Advisor. For additional information, please call Columbia Trust Company at 503-222-3600.

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                            DISTRIBUTIONS AND TAXES
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                              -- DISTRIBUTIONS --


Each Fund is required to distribute to shareholders each year all of its net investment income and any net realized capital gains. Net investment income (income from dividends, interest and any net realized short-term capital gains) is distributed by a Fund as a dividend. Any net long-term capital gains realized on the sale of portfolio securities by a Fund are distributed as capital gains distributions. Distributions are paid as follows:


                                   DIVIDENDS         CAPITAL GAINS
                                ----------------    ----------------
Growth Fund                     Declared and        Declared and
International Stock Fund        paid in December    paid in December
Special Fund
Small Cap Fund
--------------------------------------------------------------------
Common Stock Fund               Declared and        Declared and
Real Estate Fund                paid each           paid in December
Balanced Fund                   calendar quarter
--------------------------------------------------------------------
Money Market Fund               Declared and        Declared and
                                paid daily          paid daily (if
                                                    any)
--------------------------------------------------------------------
Bond Funds                      Declared daily      Declared and
                                and paid monthly    paid in December
--------------------------------------------------------------------

If you redeem all of your shares of a Columbia Bond Fund, the undistributed dividends on the redeemed shares will be paid at that time.

All dividends paid on the Money Market Fund will be reinvested automatically in additional shares at net asset value, which, in effect, compounds the shareholder's income daily. The Money Market Fund expects normally to have positive net investment income each day. However, if a sharp rise in interest rates or some other factor causes it to have negative net investment income, the Money Market Fund will reduce the number of shares outstanding. Each shareholder account will contribute that day to the Money Market Fund that amount of shares representing the account's negative net income. Through this procedure, the Money Market Fund intends to maintain its net asset value at a constant one dollar per share.

                           -- DISTRIBUTION OPTIONS --


Unless you select a different option, all dividends and capital gains distributions are reinvested in additional shares at a price equal to the NAV at the close of business on the reinvestment date. You may elect at any time, by notifying the Funds, to receive your distributions in cash or to reinvest them in another Columbia Fund. If you elect to receive dividends and/or capital gains distributions in cash and such dividend or capital gains distribution is returned to the Fund as undeliverable to your address of record, your distribution option shall be converted to having all dividends and capital gains distributions reinvested in additional shares. No interest will accrue on any dividend or capital gains distribution returned to the Fund as undeliverable.


                        -- TAXATION OF DISTRIBUTIONS --

The tax character of distributions from a Fund is the same whether they are paid in cash or reinvested in additional shares. Dividends declared in October, November, or December to shareholders of record as of a date in one of those months and paid the following January will be reportable as if received by the shareholders on December 31. This section provides only a brief summary of the major tax considerations affecting each Fund and its shareholders and is not a complete or detailed explanation of tax matters. Investors should consult their tax advisors concerning the tax consequences of investing in the Funds.


FEDERAL INCOME TAXES -- EXCLUDING THE MUNICIPAL BOND FUND. Distributions from the Funds (other than the Municipal Bond Fund) of net investment income or net realized short-term capital gains are generally taxable to shareholders as ordinary income. Distributions designated as the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders at the applicable long-term capital gains rate, regardless of the length of time the shareholder held the Fund's shares. A portion of any dividends received from the Growth Fund, the International


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                            DISTRIBUTIONS AND TAXES
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Stock Fund (to the extent dividends from U.S. companies constitute a portion of that Fund's investment income), the Special Fund, the Small Cap Fund, the Common Stock Fund, and the Balanced Fund may be eligible for the dividends received deduction available to corporate shareholders. To the extent the Real Estate Fund's income is derived from interest and distributions from REITs, distributions from the Fund will not qualify for the dividends received deduction.

A portion of the income distributions from the Real Estate Fund will include a tax return of capital because of the nature of the distributions received by the Fund from its holdings in REITs. A tax return of capital is a nontaxable distribution that reduces the tax cost basis of your shares in the Fund. The effect of a return of capital is to defer your tax liability on that portion of your income distributions until you sell your shares of the Fund. Information on the tax status of distributions by the Funds is mailed to shareholders each year on or before January 31.

FEDERAL INCOME TAXES -- MUNICIPAL BOND FUND. The Municipal Bond Fund expects to distribute all of its net investment income and realized capital gains to shareholders. Distributions from the Municipal Bond Fund will have the following federal income tax consequences for shareholders.

- Distributions properly designated by the Municipal Bond Fund as representing net tax-exempt interest received on municipal bonds, including municipal bonds of Puerto Rico, Guam, and certain other possessions of the United States, ("exempt-interest dividends") will not be includible by shareholders in gross income for federal income tax purposes. For purposes of this "Distributions and Taxes" section, municipal bonds are those obligations that pay interest that is not includible in gross income under Section 103 of the Internal Revenue Code (the "Code").

- Distributions representing net taxable interest received from sources other than municipal bonds, representing the excess of net short-term capital gain over net long-term capital loss, or representing taxable accrued market discount on the sale or redemption of municipal bonds, will be taxable to shareholders as ordinary income.


- Distributions properly designated by the Municipal Bond Fund as representing the excess of net long-term capital gain over net short-term capital loss will be taxable to shareholders at the applicable long-term capital gains rate, regardless of the length of time the shareholder held the Fund's shares. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income.


Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income for the purpose of determining liability, if any, for corporate and individual alternative minimum taxes. The Municipal Bond Fund does not expect to invest in any such bonds, although it may do so in the future. Additional information regarding special tax treatment that applies to corporations that receive exempt-interest dividends is provided in the Statement of Additional Information.

The Municipal Bond Fund expects that none of its distributions will qualify for the dividends received deduction for corporations. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Municipal Bond Fund will not be deductible.

STATE INCOME TAXES -- EXCLUDING THE MUNICIPAL BOND FUND. In addition to federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions from the Funds. Shareholders should consult with their tax advisors concerning state and local tax consequences of investing in the Funds. Individuals, trusts, and estates resident in Oregon will generally not be subject to Oregon personal income taxes on dividends properly designated by the Government

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                            DISTRIBUTIONS AND TAXES
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Bond Fund as derived from interest on U.S. Government obligations. The laws of other states may differ, and persons subject to tax in other states should consult their personal tax advisors.

STATE INCOME TAXES -- MUNICIPAL BOND FUND. Individuals, trusts, and estates resident in Oregon will not be subject to the Oregon personal income tax on distributions from the Municipal Bond Fund that are derived from tax-exempt interest paid on the municipal bonds of Oregon and its political subdivisions and certain other issuers (including Puerto Rico and Guam). However, such individuals, trusts, and estates will be subject to the Oregon personal income tax on distributions derived from other types of income received by the Municipal Bond Fund. Furthermore, it is expected that corporations subject to the Oregon corporation excise or income tax will be subject to that tax on the income from the Fund, including income that is exempt for federal purposes. Local taxes and the tax consequences to nonresidents and part-year residents are beyond the scope of this discussion. For further information, please consult your tax advisor.

The exemption of certain interest income for federal income tax purposes will not necessarily result in a similar exemption under the laws of a particular state or local taxing authority. Each shareholder should consult a tax advisor in this regard. Capital gains distributed to shareholders will generally be subject to state and local taxes.

"BUYING A DIVIDEND." If you buy shares of a Fund before it pays a distribution, you will pay the full price of the shares and receive a portion of the purchase price back in the form of a taxable distribution. The Fund's NAV and your cost basis in the purchased shares is reduced by the amount of the distribution. The impact of this tax result is most significant when shares are purchased shortly before an annual distribution of capital gains or other earnings. This tax result is extremely unlikely in the case of the Money Market Fund, which distributes its earnings daily and has few or no capital gains.

                          -- TAXATION OF THE FUNDS --

Each Fund intends to qualify as a regulated investment company under the Code. By qualifying and meeting certain other requirements, a Fund generally will not be subject to federal income taxes to the extent it distributes to its shareholders its net investment income and realized capital gains. Each Fund intends to make sufficient distributions to relieve itself from liability for federal income taxes.

                             -- FOREIGN TAXATION --

Investment income received by the International Stock Fund and derived from foreign securities may be subject to foreign income taxes withheld by the foreign company. The United States has entered into tax treaties with many foreign countries that entitle a fund to a reduced rate of tax or an exemption from tax on this income. It is impossible to determine the effective rate of foreign tax in advance because the amount of the International Stock Fund's assets to be invested within various countries will fluctuate and the extent to which foreign tax refunds will be recovered is uncertain. The International Stock Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.


If the International Stock Fund has paid withholding or other taxes to foreign governments during the year, the Fund may qualify for and make an election under the Code so that shareholders will be required to treat as taxable income their pro rata portion of the income taxes paid by the International Stock Fund to foreign countries and may, subject to limitations, be able to claim a credit or deduction for the same amount. Although the International Stock Fund intends to meet the requirements of the Code to "pass through" these foreign taxes, there can be no assurance the International Stock Fund will be able to do so.


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                             ADDITIONAL INFORMATION
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                          -- REPURCHASE AGREEMENTS --


The Funds may use repurchase agreements to invest cash, generally on a short-term basis. Repurchase agreements involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. Each Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy based on criteria adopted by its Board of Directors. There is no limit on the portion of a Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.


                           -- ILLIQUID SECURITIES --

No illiquid securities will be acquired if, upon purchase, more than 5% of the value of the Common Stock Fund's, the Growth Fund's, or the Balanced Fund's, or more than 10% of the International Stock Fund's, the Special Fund's, the Small Cap Fund's, the Real Estate Fund's, or the High Yield Fund's, net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value.

Under current interpretations of the Staff of the Securities and Exchange Commission, the following securities in which a Fund may invest will be considered illiquid:


- repurchase agreements maturing in more than seven days



- restricted securities (securities whose public resale is subject to legal restrictions)



- options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable



- any other securities in which a Fund may invest that are not readily marketable


The International Stock Fund, the Small Cap Fund, the High Yield Fund, and the Real Estate Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under SEC Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities may be deemed to be liquid and thus treated as exempt from those Fund's liquidity restrictions. Under the supervision of the Boards of Directors of the Funds, the Advisor determines the liquidity of Rule 144A securities and, through reports from the Advisor, the Boards of Directors monitor trading activity in these securities. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors:


- the frequency of trades and price quotes for the security



- the number of dealers willing to purchase or sell the security and the number of other potential purchasers



- dealer undertakings to make a market in the security



- the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for transfer)


Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, the liquidity of these Funds could be adversely affected to the extent any of them are invested in such securities.

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                             ADDITIONAL INFORMATION
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                          -- OPTIONS AND FINANCIAL --
                              FUTURES TRANSACTIONS

Each of the International Stock Fund, the Special Fund, the Common Stock Fund, the Growth Fund, the Small Cap Fund, the Balanced Fund, the Real Estate Fund, and the High Yield Fund may invest up to 5% of its net assets in premiums on put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. These Funds may also purchase options on securities indices and foreign currencies. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. A Fund may enter into closing transactions, exercise its options, or permit the options to expire. These Funds may only write call options on securities or securities indices that are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Advisor, are expected to be substantially similar to those of the index. Call options may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. These Funds may write such options on up to 25% of their net assets.

These Funds may also engage in financial futures transactions, including foreign currency financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index, during a specified future period at a specified price. Each Fund's investment restrictions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. Each Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. A Fund may engage in futures transactions only on commodities exchanges or boards of trade.

The Funds will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that a Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of its securities to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between stock indices and price movements of the stocks in which a Fund will generally invest may be imperfect. Each Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or a Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

Upon entering into a futures contract, a Fund would be required to deposit with its custodian in a segregated account cash or certain U.S. Government securities in

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                             ADDITIONAL INFORMATION
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an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

The principal risks of options and futures transactions are:


- imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover



- lack of assurance that a liquid secondary market will exist for any particular option, futures, or foreign currency contract at any particular time



- the need for additional skills and techniques beyond those required for normal portfolio management



- losses on futures contracts resulting from market movements not anticipated by the investment advisor



- possible need to defer closing out certain options or futures contracts in order to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code


                          -- TEMPORARY INVESTMENTS --

When, as a result of market conditions, a Fund determines that a temporary defensive position is warranted to help preserve capital, the Fund may without limit temporarily retain cash or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. Temporary investments by the International Stock Fund, including cash, may be denominated in U.S. dollars or a foreign currency. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.

                          -- WHEN-ISSUED SECURITIES --


When-issued, delayed delivery and forward transactions generally involve the purchase of a security with payment and delivery at some time in the future (i.e., beyond normal settlement). The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. The Funds may use spot and forward foreign currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when securities are purchased or sold on a when-issued or delayed-delivery basis.


                          -- PURCHASE OF INVESTMENT --
                              COMPANIES SECURITIES

The International Stock Fund may purchase securities of closed-end investment companies that invest in equity securities of a foreign country or countries. Purchasing the shares of this type of investment company may be the only or most efficient way to invest in certain countries. The International Stock Fund may not invest more than 10% of its total assets in other investment companies. See the Statement of Additional Information for a discussion of additional investment limitations on these types of investments. The return on investment in these securities will be reduced by the operating expenses of those closed-end investment companies.

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                             ADDITIONAL INFORMATION
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                         -- DOLLAR ROLL TRANSACTIONS --

The Balanced Fund and the Bond Fund may enter into dollar roll transactions with selected banks and broker-dealers. Dollar roll transactions consist of the sale by the Fund of mortgage-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, the Fund is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially involve only a firm commitment agreement by the Fund to buy a security. The Balanced Fund and the Bond Fund will not use such transactions for leveraging purposes, and accordingly, if required by the Securities and Exchange Commission or any applicable law, will segregate cash, U.S. Government securities, or other high grade debt obligations in an amount sufficient to meet their purchase obligations under these transactions.

                            -- LOAN TRANSACTIONS --

The Bond Fund, the Real Estate Fund, and the High Yield Fund may lend their portfolio securities to qualified institutional investors for the short-term purpose of realizing additional income. The aggregate value of all securities loaned may not exceed 33-1/3% of a Fund's total assets, and such loans will be collateralized by cash, cash equivalents, or an irrevocable letter of credit in accordance with regulations adopted by the Securities and Exchange Commission. While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by a Fund's management to have a satisfactory credit rating. For more information on loan transactions, see the Statement of Additional Information.

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                             ADDITIONAL INFORMATION
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                               -- BOND RATINGS --

Moody's bond ratings:

AAA -- Best quality; smallest degree of investment risk.

AA -- High quality by all standards; Aa and Aaa are known as high-grade bonds.

A -- Many favorable investment attributes; considered upper medium-grade obligations.

BAA -- Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA -- Speculative elements; future payments of interest and principal cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

B -- Generally lacking characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Poor standing, may be in default; elements of danger with respect to principal or interest.

CA -- Speculative to a high degree; often in default or have other marked shortcomings.

C -- Lowest rated class of bonds; extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's bond ratings:

AAA -- Highest rating; extremely strong capacity to pay principal and interest.

AA -- Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

A -- Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

Bonds rated AAA, AA, A, and BBB are considered investment-grade bonds.

BB -- Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

B -- Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC -- Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC -- Typically subordinated to senior debt that is assigned an actual or implied CCC rating.

C -- Typically subordinated to senior debt that is assigned an actual or implied CCC-debt rating.

C1 -- No interest is being paid.

Bonds rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       -

                                     NOTES

                                 COLUMBIA FUNDS

              -- 1301 S.W. Fifth Avenue, Portland, Oregon 97201 --


                                -- DIRECTORS --
                  -------------------------------------------
                                JAMES C. GEORGE
                             J. JERRY INSKEEP, JR.
                              THOMAS R. MACKENZIE
                              RICHARD L. WOOLWORTH



                            -- INVESTMENT ADVISOR --
                  -------------------------------------------
                       COLUMBIA FUNDS MANAGEMENT COMPANY
                             1300 S.W. SIXTH AVENUE
                             PORTLAND, OREGON 97201


                              -- LEGAL COUNSEL --
                  -------------------------------------------
                               STOEL RIVES L.L.P.
                       900 S.W. FIFTH AVENUE, SUITE 2300
                             PORTLAND, OREGON 97201

                                 -- AUDITORS --
                  -------------------------------------------
                            COOPERS & LYBRAND L.L.P.
                       1300 S.W. FIFTH AVENUE, SUITE 2700
                             PORTLAND, OREGON 97201

                              -- TRANSFER AGENT --
                  -------------------------------------------
                             COLUMBIA TRUST COMPANY
                             1301 S.W. FIFTH AVENUE
                             PORTLAND, OREGON 97201


   THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. THE MANAGERS' VIEWS CONTAINED IN THIS REPORT ARE SUBJECT TO CHANGE AT ANY TIME,
                   BASED ON MARKET AND OTHER CONSIDERATIONS.
    PORTFOLIO CHANGES SHOULD NOT BE CONSIDERED RECOMMENDATIONS FOR ACTION BY
                             INDIVIDUAL INVESTORS.
               FUNDS DISTRIBUTED BY PROVIDENT DISTRIBUTORS, INC.

--------------------------------------------------------------------------------

                           COLUMBIA COMMON STOCK FUND, INC.
                              COLUMBIA GROWTH FUND, INC.
                       COLUMBIA INTERNATIONAL STOCK FUND, INC.
                             COLUMBIA SPECIAL FUND, INC.
                            COLUMBIA SMALL CAP FUND, INC.
                        COLUMBIA REAL ESTATE EQUITY FUND, INC.
                             COLUMBIA BALANCED FUND, INC.
                            COLUMBIA DAILY INCOME COMPANY
                    COLUMBIA U.S. GOVERNMENT SECURITIES FUND, INC.
                     COLUMBIA FIXED INCOME SECURITIES FUND, INC.
                          COLUMBIA MUNICIPAL BOND FUND, INC.
                            COLUMBIA HIGH YIELD FUND, INC.

--------------------------------------------------------------------------------

                         STATEMENT OF ADDITIONAL INFORMATION

                              Columbia Financial Center

                                1301 S.W. Fifth Avenue
                                    P.O. Box 1350
                               Portland, Oregon  97207
                                    1-800-547-1707


     This Statement of Additional Information contains information relating to 12 mutual funds: Columbia Common Stock Fund, Inc. (the "Common Stock Fund"), Columbia Growth Fund, Inc. (the "Growth Fund"), Columbia International Stock Fund, Inc. (the "International Stock Fund"), Columbia Special Fund, Inc. (the "Special Fund"), Columbia Small Cap Fund, Inc. (the "Small Cap Fund"), Columbia Real Estate Equity Fund, Inc. (the "Real Estate Fund"), Columbia Balanced Fund, Inc. (the "Balanced Fund"), Columbia Daily Income Company (the "Money Market Fund"), Columbia U.S. Government Securities Fund, Inc. (the "Government Bond Fund"), Columbia Fixed Income Securities Fund, Inc. (the "Bond Fund"), Columbia Municipal Bond Fund, Inc. (the "Municipal Bond Fund"), and Columbia High Yield Fund, Inc. (the "High Yield Fund"). The terms Fund or Funds when used in this Statement of Additional Information refer to these funds. Each of the Funds is an open-end investment company of the management type. Each Fund is a diversified fund except for the Municipal Bond Fund, which is a nondiversified fund due to its concentration in Oregon municipal bonds. Each Fund is a separate Oregon corporation and has a specific investment objective.

     This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated February 23, 1998 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon written request to any of the Funds or by calling 1-800-547-1707.

                                  February 23, 1998

--------------------------------------------------------------------------------

                                  TABLE OF CONTENTS

--------------------------------------------------------------------------------

Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Investment Advisory and Other Fees Paid to Affiliates . . . . . . . . . . . . 4
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
Redemptions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
Custodians. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
Accounting Services and Financial Statements. . . . . . . . . . . . . . . . . 9
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
Yield and Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . .22
Additional Information Regarding Certain Investments by the Funds . . . . . .41



--------------------------------------------------------------------------------

                                      MANAGEMENT

--------------------------------------------------------------------------------

     The directors and officers of the Funds are listed below, together with their principal business occupations. All principal business occupations have been held for more than five years, except that positions with the High Yield Fund, the Real Estate Fund, and the Small Cap Fund have been held since July 1993, January 1994, and August 1996, respectively, and except as otherwise indicated.


J. JERRY INSKEEP, JR.,*+ Chairman, President, and Director of each Fund; Chairman, President, and Trustee of CMC Fund Trust ("CMC Trust"); Consultant for Fleet Financial Group, Inc. ("Fleet") (since December 1997); formerly Chairman and a Director of Columbia Funds Management Company (the "Advisor"), Columbia Management Co., and Columbia Trust Company (the "Trust Company"); formerly a Director of Columbia Financial Center Incorporated ("Columbia Financial"). Mr. Inskeep's business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.

JAMES C. GEORGE, Director of each Fund (since June 1994); Trustee of CMC Trust (since December 1997). Mr. George, the former Investment Manager of the Oregon State Treasury (1966-1992), is an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Portland, Oregon 97204.


THOMAS R. MACKENZIE, Director of each Fund; Trustee of CMC Trust (since December
1997); Chairman of the Board of Directors of Group Mackenzie (architecture, planning, interior design, engineering). Mr. Mackenzie's business address is 0690 S.W. Bancroft Street, Portland, Oregon 97201.



ROBERT J. MOORMAN*, Secretary of each Fund and CMC Trust (since January 1998); Attorney with Stoel Rives LLP. Mr. Moorman's business address is
900 S.W. Fifth Avenue, Suite 2300, Portland, Oregon 97204-1268.

RICHARD L. WOOLWORTH,+ Director of each Fund; Trustee of CMC Trust; Chairman of Blue Cross and Blue Shield of Oregon; Chairman and Chief Executive Officer of the Regence Group, health insurers. Mr. Woolworth's business address is 200 S.W. Market Street, Portland, Oregon 97201.


     *Mr. Inskeep and Mr. Moorman are "interested persons" as defined by the Investment Company Act of 1940 and receive no directors fees or salaries from the Funds.


     +Members of the Executive Committee. The Executive Committee has all powers of the Board of Directors when the Board is not in session, except as limited by law.



     The following table sets forth compensation received by the disinterested directors for 1997. No officer of the Funds received any compensation from the Funds in 1997.


                                 COMPENSATION TABLE

                                                                   Compensation
                            Aggregate Compensation From              from Fund
     Director                  Fund, per Director                     Complex
     --------               ---------------------------           -------------
Thomas R.  James C.         Common Stock Fund - $2,198               $ 20,000
Mackenzie, George           Growth Fund - $3,928
                            International Stock Fund - $484
                            Special Fund - $4,844
                            Small Cap Fund-  $166
                            Real Estate Fund - $364
                            Balanced Fund - $2,460
                            Money Market Fund - $2,862
                            Government Bond Fund - $128
                            Bond Fund - $1,184
                            Municipal Bond Fund - $1,268
                            High Yield Fund - $114

Richard L.
Woolworth*                  Common Stock Fund - $2,308              $ 29,000**
                            Growth Fund - $4,124
                            International Stock Fund - $508
                            Special Fund - $5,086
                            Small Cap Fund-  $174
                            Real Estate Fund - $382
                            Balanced Fund - $2,583
                            Money Market Fund - $3,007
                            Government Bond Fund - $134
                            Bond Fund - $1,243
                            Municipal Bond Fund - $1,331
                            High Yield Fund - $120

* Includes compensation received by Mr. Woolworth for serving on each Fund's Executive Committee.
** Includes compensation Mr. Woolworth received as a Trustee of CMC Trust. The investment advisor for CMC Trust is Columbia Management Co., an affiliate of the Advisor.


     Provident Distributors, Inc. ("PDI"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., is authorized under a distribution agreement with each Fund to sell shares of the Fund. Columbia Financial has entered into a Broker-Dealer agreement with PDI to distribute the Funds' shares. PDI and Columbia Financial do not charge any fees or commissions to investors or the Funds for the sale of shares of a Fund.


     At January 31, 1998, officers and directors of each of the respective Funds owned of record or beneficially the aggregate number of shares of each of the respective Funds as set forth below.



                                                            PERCENTAGE OF
                                                             TOTAL SHARES
               FUND                       SHARES*            OUTSTANDING
               ----                     ----------          -------------
          Common Stock Fund                254,871               0.7%
          Growth Fund                      134,724               0.3%
          International Stock Fund          81,993               0.8%
          Special Fund                     253,504               0.4%
          Small Cap Fund                    65,737               1.0%
          Real Estate Fund                 101,832               1.2%
          Balanced Fund                    267,948               0.7%
          Money Market Fund             16,822,235               1.6%
          Government Bond Fund              65,804               1.4%
          Bond Fund                        106,670               0.4%
          Municipal Bond Fund              945,833               2.8%
          High Yield Fund                  102,931               2.3%

-----------------------
* Includes shares held by the Advisor and Columbia Management Co.

     At January 31, 1998, to the knowledge of the Funds, no person owned of record or beneficially more than 5 percent of the outstanding shares of any Fund except the following record owners: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, which owned 2,309,990 shares of the Bond Fund (7.97 percent of the total shares outstanding), 2,145,785 shares of the Growth Fund (5.49 percent of the total shares outstanding), 4,659,593 shares of the Special Fund (7.82 percent of the total shares outstanding) and 2,380,179 shares of the Common Stock Fund (6.28 percent of the total shares outstanding); Standard Insurance Co., P.O. Box 711, Portland, Oregon 97207, which owned 519,198 shares of the Government Bond Fund (11.35 percent of the total shares outstanding) and 3,738,922 shares of the Special Fund (6.27 percent of the total shares outstanding); Wells Fargo Bank, as Trustee,

P.O. Box 9800, Calabasas, CA 91302, which owned 2,484,158 shares of the Balanced Fund (6.4 percent of the total shares outstanding); and Bankers Trust Co. of CA as Trustee, 300 S. Grand Ave., Los Angeles, CA 90071, which owned 6,936,652 shares of the Common Stock Fund (18.29 percent of the total shares outstanding).


--------------------------------------------------------------------------------

                          INVESTMENT ADVISORY AND OTHER FEES
                                  PAID TO AFFILIATES

--------------------------------------------------------------------------------

     Information regarding services performed by the Advisor for the Funds and the formula for calculating the fees are set forth in the Prospectus under "Fund Management." Advisory fees paid by each of the Funds for each of the last three years were:


      FUND                            1997              1996               1995
      ----                            ----              ----               ----
Common Stock Fund               $4,158,273        $2,686,585         $1,453,843
Growth Fund                     $7,019,161        $5,711,080         $4,483,699
International Stock Fund        $1,504,787        $1,157,227         $1,013,873
Special Fund                   $12,373,140       $12,880,541        $10,125,466
Small Cap Fund                    $547,892          $40,273*                ---
Real Estate Fund                  $864,343          $232,413           $138,673
Balanced Fund                   $3,826,628        $2,935,512         $1,871,284
Money Market Fund               $4,296,685        $4,009,904         $3,611,202
Government Bond Fund              $194,230          $206,591           $187,343
Bond Fund                       $1,821,809        $1,668,004         $1,413,769
Municipal Bond Fund             $1,952,213        $1,881,542         $1,840,676
High Yield Fund                   $211,632          $150,432           $109,022

-----------------------
     * For that portion of the year the Fund was in operation.

     The Advisor is an indirect wholly owned subsidiary of Fleet Financial Group, Inc., a publicly owned multibank holding company registered under the Bank Holding Company Act of 1956 with assets of approximately $85 billion at December 31, 1997. The Advisor has entered into an agreement with Columbia Management Co. pursuant to which Columbia Management Co. provides the Advisor with statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities. Columbia Management Co., upon receipt of specific instructions from the Advisor, contacts brokerage firms to effect securities transactions for the Funds. The Advisor pays Columbia Management Co. a fee for this service. No amounts are paid by the Funds to Columbia Management Co. pursuant to the agreement, and Fund expenses are not increased as a result of this agreement. Columbia Management Co. is an indirect wholly owned subsidiary of Fleet Financial Group, Inc.

     The Trust Company, which is an indirect wholly owned subsidiary of Fleet, acts as custodian of certain Individual Retirement Accounts (IRAs) and sponsor of Prototype Money Purchase Pension and Profit Sharing Plans that invest in the Funds. The Trust Company charges account holders an annual fee of $25 per IRA account (fee is waived for accounts over $25,000), a retirement plan setup fee of $100 and an annual retirement plan fee of $50.


     The Trust Company also acts as transfer agent and dividend crediting agent for each of the Funds pursuant to a transfer agent agreement with each Fund. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Funds upon request and records and disburses dividends. During 1997, each Fund paid the Trust Company a per-account fee of $1.50 per month for each shareholder account existing at any time during the month. In addition, each Fund pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreements and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under the agreements. Fees paid to the Trust Company for services performed in 1997 under the transfer agent agreements were $424,958 for the Common Stock Fund, $857,591 for the Growth Fund, $313,943 for the International Stock Fund, $979,562 for the Special Fund, $73,575 for the Small Cap Fund, $131,357 for the Real Estate Fund, $511,482 for the Balanced Fund, $648,992 for the Money Market Fund, $45,009 for the Government Bond Fund, $249,777 for the Bond Fund, $112,418 for the Municipal Bond Fund, and $38,316 for the High Yield Fund. Effective January 1, 1998, each Fund pays the Trust Company a per-account fee of $1.66 per month for each shareholder account existing at any time during the month.


     Many existing computer programs use only two digits to identify a year in the date field. These programs do not take into effect the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the year 2000. This could impact the ability of the Advisor and the service providers for the Funds to provide services to the Funds. The Advisor has evaluated its systems and the systems of service providers for the Funds to assess the effect of the year 2000 issue on the ability of the Advisor and these parties to provide services to the Funds subsequent to year 2000. The Advisor has undertaken a project to determine the corrective action necessary to ensure that the technology systems will be ready for the year 2000 ("Year 2000 Ready Project"). The Advisor has completed a substantial portion of its Year 2000 Ready Project and expects to complete the remainder by December 1998.
Testing of compliance with its Year 2000 Ready Project should be completed by the end of the third quarter of 1999.


--------------------------------------------------------------------------------

                                PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

     Each Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or a Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. The historical portfolio turnover rate for each Fund is disclosed in the Prospectus under "Financial Highlights."


     Securities owned by the Funds may be purchased with brokerage commissions or on a principal basis without brokerage commissions. The Funds may also purchase securities from underwriters, the price of which will include a commission or concession paid by the issuer to the underwriter. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. Each Fund that may purchase foreign securities pursuant to its investment policy anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. In most international markets, commission rates are not negotiable and may be higher than negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

     Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where brokerage fees are involved. Research, statistical, and other services also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. While the Funds have no arrangements or formulas as to either the allocation of brokerage transactions or commission rates paid thereon, a commission in excess of the amount of commission another broker or dealer would have charged for effecting that transaction may be paid by a Fund if management of that Fund determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to that Fund.

     Allocation of transactions to obtain research services for the Advisor enables the Advisor to supplement its own research and analysis with the statistics, information, and views of others. While it is not possible to place a dollar value on these services, it is the opinion of the Advisor that the receipt of such services will not reduce the overall expenses for its research or those of its affiliated companies. The fees paid to the Advisor by a Fund would not be reduced as a result of the receipt of such information and services by a Fund. The receipt of research services from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to the Funds or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Advisor in carrying out its obligations to a Fund. Total brokerage commissions paid by each of the respective Funds for each of the last three years were:


      FUND                            1997              1996               1995
      ----                            ----              ----               ----
Common Stock Fund               $1,328,730        $1,266,686           $686,464
Growth Fund                     $2,168,003        $1,606,969         $1,718,227
International Stock Fund          $864,293          $724,559           $925,886
Special Fund                    $6,140,893        $4,280,666         $5,161,705
Small Cap Fund                    $225,828         $19,164 *                ---
Real Estate Fund                  $194,113          $114,020            $47,879
Balanced Fund                     $737,793          $572,539           $472,821

     --------
     * For that portion of the year the Fund was in operation.

No brokerage commissions were paid by the Money Market Fund, the Government Bond Fund, the Bond Fund, the Municipal Bond Fund, or the High Yield Fund during the last three years. Of the commissions paid in the fiscal year ending in 1997, the Common Stock Fund paid $18,636, the Growth Fund paid $35,592, the Special Fund paid $114,259, the Small Cap Fund paid $21,457, the Real Estate
Fund paid $11,568 and the Balanced Fund paid $7,128 in commissions as a result of research provided by brokerage firms.



     Provided each Fund's Board of Directors is satisfied that the Fund is receiving the most favorable price and execution available, the Advisor may consider the sale of the Fund's shares as a factor in the selection of brokerage firms to execute its portfolio transactions. The placement of portfolio transactions with brokerage firms who sell shares of a Fund is subject to rules adopted by the National Association of Securities Dealers. The Advisor may use research services provided by and place agency transactions with affiliated broker-dealers, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated, qualified brokerage firms.


     The Board of Directors of each Fund will from time to time review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and, if so, determine, in the exercise of its business judgment, whether it would be advisable for the Fund to seek such recapture.

     Although the officers and directors of each Fund are the same, investment decisions for each Fund are made independently from those of the other Funds or accounts managed by any affiliate of the Advisor. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or account. In the event of simultaneous transactions, allocations among the Funds or accounts will be made on an equitable basis.

     Since 1967, the Advisor and the Funds have had a Code of Ethics (the "Code") that sets forth general and specific standards relating to the securities trading activities of all employees of the Advisor and the Funds.
The purpose of the Code is to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or take unfair advantage of their relationship with the Advisor or the Funds. The specific standards included in the Code (as amended) include, among others, a requirement that all employee trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval on private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by a Fund over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Code contains reporting obligations that are designed to ensure compliance and allow the Advisor's Ethics Committee to monitor that compliance.

     The Advisor and the Funds have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee of the Advisor or the Funds from trading, either personally or on behalf of others (including the Funds), on material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code and the Insider Trading Policy.

--------------------------------------------------------------------------------

                                     REDEMPTIONS

--------------------------------------------------------------------------------


     Information regarding redemptions is set forth in the Prospectus under "Investor Services -- How to Redeem (Sell) Shares." As discussed under "Investor Services -- Account Privileges -- Telephone Redemptions" in the Prospectus, the Funds do not accept responsibility for the authenticity of telephone instructions relating to redemptions and, accordingly, shareholders who have approved telephone redemption assume the risk of any losses due to fraudulent telephone instructions that a Fund reasonably believes to be genuine. The Funds employ certain procedures to determine if telephone instructions are genuine, including requesting personal shareholder information prior to acting on telephone instructions, providing written confirmations of each telephone transaction, and recording all telephone instructions. A Fund may be liable for losses due to fraudulent telephone instructions if it fails to follow these procedures.

     A Fund may suspend the determination of net asset value and the right of redemption for any period (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (2) when trading on the New York Stock Exchange is restricted, (3) when an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to determine the value of its net assets, or (4) as the Securities and Exchange Commission may by order permit for the protection of security holders, provided that applicable rules and regulations of the Securities and Exchange Commission which govern as to whether the conditions prescribed in (2) or (3) exist are complied with. The New York Stock Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.


--------------------------------------------------------------------------------

                                      CUSTODIANS

--------------------------------------------------------------------------------

     United States National Bank of Oregon ("USNB" or "Custodian"), 321 S.W. Sixth Avenue, Portland, Oregon 97208, acts as the general Custodian for each Fund, except the International Stock Fund. USNB provides custody services to the International Stock Fund with respect to domestic securities held by that Fund. Morgan Stanley Trust Company ("Morgan Stanley" or "Custodian"), One Pierrepont Plaza, Brooklyn, New York 11201, acts as the general Custodian for the International Stock Fund and provides custody services to those Funds that invest in foreign securities. The Custodians hold all securities and cash of the Funds, receive and pay for securities purchased, deliver (against payment) securities sold, receive and collect income from investments, make all payments covering expenses of the Funds, and perform other administrative duties, all as directed by authorized officers of the Funds. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

     Portfolio securities purchased in the United States are maintained in the custody of the Fund's Custodian. Portfolio securities purchased outside the United States are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with Morgan Stanley (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities of the Funds has been approved by the Board of Directors of the Funds or, in the case of foreign securities, by Morgan Stanley, as a delegate of the Board of Directors, all in accordance with regulations under the Investment Company Act of 1940.


     The Advisor determines whether it is in the best interest of the Funds and their shareholders to maintain Fund assets in each of the countries in which the Funds invest ("Prevailing Market Risk"). The Board of Directors has delegated to Morgan Stanley the responsibility to evaluate the foreign sub-custodians in those countries. The review of Prevailing Market Risk includes an assessment of the risk of holding a Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, Morgan Stanley will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there can be no assurance that the Funds, and the value of their shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to a Fund's foreign sub-custodial arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.


--------------------------------------------------------------------------------

                     ACCOUNTING SERVICES AND FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

     The financial statements of each Fund for the year ended December 31, 1997, the selected per share data and ratios under the caption "Financial Highlights," and the report of Coopers & Lybrand L.L.P., independent accountants, are included in the 1997 Annual Report to Shareholders of the Funds. A copy of the 1997 Annual Report to Shareholders accompanies this Statement of Additional Information and is incorporated herein by reference. Coopers & Lybrand L.L.P., 1300 S.W. Fifth Avenue, Suite 2700, Portland, Oregon 97201, in addition to examining the financial statements of the Funds, assists in the preparation of the tax returns of the Funds and in certain other matters.


--------------------------------------------------------------------------------

                                        TAXES

--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

     Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund believes it satisfies the tests to qualify as a regulated investment company.

     To qualify as a regulated investment company for any taxable year, each Fund must, among other things:

     (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90 Percent Test"); and

     (b) diversify its holdings so that, at the end of each quarter, (i) 50 percent or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements (the "Diversification Test"). In addition, a Fund must file, or have filed, a proper election with the Internal Revenue Service.


     Part I of Subchapter M of the Code will apply to a Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement), and (b) either
(i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.


     A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to a Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders. Under rules that are beyond the scope of this discussion, certain capital losses and certain net foreign currency losses resulting from transactions occurring in November and December of a taxable year may be taken into account either in that taxable year or in the following taxable year.


     If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as credits against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

     SPECIAL ASPECTS OF 90 PERCENT TEST WITH RESPECT TO FOREIGN CURRENCY. For purposes of the 90 Percent Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

     Unless an exception applies, a Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

     Two possible exceptions to marking-to-market relate to hedging transactions and mixed straddles. A hedging transaction is defined for purposes of Section 1256 as a transaction (1) that a Fund properly identifies as a hedging transaction, (2) that is entered into in the normal course of business primarily to reduce the risk of price changes or currency fluctuations with respect to the Fund's investments, and (3) results in ordinary income or loss. A mixed straddle is a straddle where (1) at least one (but not all) of the straddle positions are Section 1256 contracts and (2) the Fund properly identifies each position forming part of the straddle. A straddle for these purposes generally is offsetting positions with respect to personal property. A Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions.


     MUNICIPAL BOND FUND. In certain cases, Subchapter M permits the character of tax-exempt interest received and distributed by a regulated investment company to flow through for federal tax purposes as tax-exempt interest to its shareholders, provided that 50 percent or more of the value of its assets at the end of each quarter is invested in municipal bonds. For purposes of this Statement of Additional Information, the term "municipal bonds" refers to obligations that pay interest that is tax-exempt under Section 103 of the Code. For purposes of this Statement of Additional Information, the term "tax-exempt interest" refers to interest that is not includable in gross income for federal income tax purposes. As discussed below, however, tax-exempt interest may result in an increase in the taxes of the recipient because of the alternative minimum tax, the environmental tax, the branch profits tax, or under other provisions of the Code that are beyond the scope of this Statement of Additional Information. The Municipal Bond Fund intends to have at least 50 percent of the value of its total assets at the close of each quarter of its taxable year consist of obligations the interest on which is not includable in gross income for federal income tax purposes under Section 103 of the Code. As a result, the Municipal Bond Fund's dividends payable from net tax-exempt interest earned from municipal bonds should qualify as exempt-interest dividends.

     Distributions properly designated by the Municipal Bond Fund as representing net tax-exempt interest received on municipal bonds (including municipal bonds of Guam, Puerto Rico, and certain other possessions of the United States) will not be includable by shareholders in gross income for federal income tax purposes (except for shareholders who are, or are related to, "substantial users," as discussed below). Distributions representing net taxable interest received by the Municipal Bond Fund from sources other than municipal bonds, representing the excess of net short-term capital gain over net long-term capital loss, or representing taxable accrued market discount on the sale or redemption of municipal bonds will be taxable to shareholders as ordinary income.

     Any loss realized upon the redemption of shares of the Municipal Bond Fund six months or less from the date of purchase of the shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such exempt-interest dividend. Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period for this purpose.


     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Municipal Bond Fund will not be deductible for federal income tax purposes. Under rules issued by the Internal Revenue Service, the purchase of such shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Special rules that are beyond the scope of this Statement of Additional Information limit the deduction of interest paid by financial institutions. Investors with questions regarding these issues should consult their tax advisors.

     Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be items of tax preference and must be included in alternative minimum taxable income for the purpose of determining liability, if any, for the 26-28% alternative minimum tax for individuals and the 20% alternative minimum tax for corporations. Furthermore, the alternative minimum taxable income for corporations includes an adjustment equal to 75 percent of the excess of "adjusted current earnings" over the corporation's other federal alternative minimum taxable income (computed without regard to "adjusted current earnings" and without regard to any "alternative tax net operating loss"). See
Section 56(g) of the Code. For the purpose of alternative minimum tax for corporations, ALL exempt-interest dividends, less any interest expense incurred to purchase or carry shares paying exempt interest dividends, must be taken into account as "adjusted current earnings." In addition, exempt-interest dividends paid to corporate investors may be subject to tax under the environmental tax, which applies at the rate of 0.12% on the excess of the "modified alternative minimum taxable income" of the corporation over $2 million. See Section 59A of the Code.


     In some cases, exempt-interest dividends paid by the Municipal Bond Fund may indirectly affect the amount of Social Security benefits or railroad retirement benefits that are taxable income to an investor. See Section 86 of the Code.

     Certain foreign corporations may be subject to the "branch profits tax" under Section 884 of the Code. The receipt of dividends from the Municipal Bond Fund may increase the liability of the foreign corporation under the branch profits tax, even if such dividends are generally tax-exempt.

     "Substantial users" (or persons related thereto) of facilities financed by certain governmental obligations are not allowed to exclude from gross income interest on such obligations. No investigation as to the substantial users of the facilities financed by bonds in the Municipal Bond Fund's portfolio will be made by the Municipal Bond Fund. Potential investors who may be, or may be related to, substantial users of such facilities should consult their tax advisors before purchasing shares of the Municipal Bond Fund.

     At the respective times of issuance of the municipal bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax generally were or will be rendered by bond counsel engaged by the respective issuing authorities. The Municipal Bond Fund will not make any review of the issuance of the municipal bonds or of the basis for such opinions. An opinion concerning tax-exempt interest generally assumes continuing compliance with applicable standards and restrictions. Certain circumstances or actions by an issuer after the date of issuance can cause interest on municipal bonds to become includable in gross income. In some cases, the interest on such bonds could become taxable from the date of issuance. The Municipal Bond Fund will not monitor any issuers or any municipal bonds to attempt to ensure that the interest remains tax-exempt.

     If the Municipal Bond Fund declares dividends attributable to taxable interest it has received, it intends to designate as taxable the same percentage of the day's dividend that the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

     Shares of the Municipal Bond Fund generally would not be a suitable investment for a tax-exempt institution, a tax-exempt retirement plan, or an individual retirement account. To the extent that such an entity or account is tax-exempt, no additional benefit would result from receiving tax-exempt dividends.

     From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the Municipal Bond Fund and the value of portfolio securities held by the Municipal Bond Fund would be affected.

     OTHER FUNDS. Shareholders of Funds other than the Municipal Bond Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions to corporate shareholders from the Common Stock Fund, the Growth Fund, the International Stock Fund, the Special Fund, and the Balanced Fund may qualify, in whole or part, for the federal income tax dividends-received deduction, depending on the amount of qualifying dividends received by the Fund. Qualifying dividends may include those paid to a Fund by domestic corporations but do not include those paid by foreign corporations.
The dividends-received deduction equals 70 percent of qualifying dividends received from a Fund by a shareholder. However, distributions from the Money Market Fund, the Bond Fund, the Government Bond Fund and the High Yield Fund are unlikely to so qualify because the income of these Funds consists largely or entirely of interest rather than dividends. In addition, to the extent the Real Estate Fund's income is derived from interest and distributions from real estate investment trusts ("REITS"), distributions from that Fund will not qualify for the dividends-received deduction. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.


     GENERAL CONSIDERATIONS. Distributions properly designated by any Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders at the applicable long-term capital gains rate, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund 6 months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.


     A portion of the income distributions from the Real Estate Fund will include a tax return of capital because of the nature of the distributions received by the Fund from its holdings in REITs. A tax return of capital is a nontaxable distribution that reduces the tax cost basis of your shares in the Real Estate Fund. The effect of a return of capital is to defer your tax liability on that portion of your income distributions until you sell your shares of the Real Estate Fund.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each calendar year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior calendar year's distributions which the Fund has designated to be treated as long-term capital gain and, in the case of the Municipal Bond Fund, as tax-exempt interest, or in the case of the Real Estate Fund, as a tax return of capital.

     A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings. This tax result is extremely unlikely in the case of the Money Market Fund, which distributes its earnings daily and has few or no capital gains.

     Each Fund is generally required to obtain from its shareholders a certification of the shareholder's taxpayer identification number and certain other information. Each Fund generally will not accept an investment to establish a new account that does not comply with this requirement. If a shareholder fails to certify such number and other information, or upon receipt of certain notices from the Internal Revenue Service, the Fund may be required to withhold 31 percent of any reportable interest or dividends, or redemption proceeds, payable to the shareholder, and to remit such sum to the Internal Revenue Service, for credit toward the shareholder's federal income taxes. A shareholder's failure to provide a social security number or other tax identification number may subject the shareholder to a penalty of $50 imposed by the Internal Revenue Service. In addition, that failure may subject the Fund to a separate penalty of $50. This penalty will be charged against the shareholder's account, which will be closed. Closure of the account may result in a capital gain or loss.

     If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

     A special tax may apply to a Fund if it fails to make enough distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year (or for the calendar year itself if the Fund so elects), plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall.

     The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will NOT apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act of 1933, as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by any of the Funds.


     The Funds may purchase zero coupon bonds and payment-in-kind ("PIK") bonds. With respect to zero coupon bonds, a Fund recognizes original-issue-discount income ratably over the life of the bond even though the Fund receives no payments on the bond until the bond matures. With respect to PIK bonds, a Fund recognizes interest income equal to the fair market value of the bonds distributed as interest. Because a Fund must distribute 90 percent of its income to remain qualified as a registered investment company, a Fund may be forced to liquidate a portion of its portfolio to generate cash to distribute to its shareholders with respect to original-issue-discount income from zero coupon bonds and interest income from PIK bonds.


FOREIGN INCOME TAXES

     The International Stock Fund invests in the securities of foreign corporations and issuers. To a lesser extent, the Common Stock Fund, the Growth Fund, the Special Fund, the Balanced Fund, and the High Yield Fund may also invest in such foreign securities. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce a Fund's distributed income. The Funds generally expect to incur, however, no foreign income taxes on gains from the sale of foreign securities.

     The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Funds intend to take advantage of such treaties where possible. It is impossible to predict with certainty in advance the effective rate of foreign taxes that will be paid by a Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

     U.S. FOREIGN TAX CREDITS OR DEDUCTIONS FOR SHAREHOLDERS OF THE INTERNATIONAL STOCK FUND. Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50 percent of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations. The International Stock Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Stock Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Stock Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so. None of the other Columbia Funds that may invest in foreign securities will qualify under Section 853 of the Code.


     As a result of the Section 853 election, shareholders of the International Stock Fund will be required to include in income their proportionate share of
(1) any dividend paid by the International Stock Fund that represents foreign-source income (in addition to any other taxable distributions received from the Fund) and (2) the foreign income taxes paid by the International Stock Fund. Each shareholder may choose to claim either a credit or a deduction for his or her proportionate share of the foreign income taxes paid by the International Stock Fund. A shareholder's use of the credits resulting from the Fund's election will be subject to the limits of Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not itemize deductions on their federal income tax returns. Each shareholder should discuss the use of foreign tax credits, the Section 904 limits and the deduction for foreign income taxes with the shareholder's tax advisor.


     Each year, the International Stock Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

     INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund invests in certain non-U.S. corporations that receive at least 75 percent of their annual gross income from passive sources (such as sources that produce certain interest, dividends, royalties, capital gains, or rental income) or hold at least 50 percent of their assets in such passive sources ("PFIC"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by a Fund is distributed to its shareholders in a timely manner. A Fund would not be able to pass through to its shareholders any credit or deduction for such tax. Pursuant to the Taxpayer Relief Act of 1997, a Fund could elect to "mark-to-market" stock in a PFIC. Pursuant to such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gain included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be increased or decreased to reflect the amounts included in, or deducted from, income pursuant to this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or any other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of PFIC stock to the extent that such loss does not exceed the net mark-to-market gain previously included by the Fund, would be treated as ordinary loss. A Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.


INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS THAT INVEST IN REMICS.

     The Real Estate Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Real Estate Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess exclusion income of a regulated investment company, such as the Real Estate Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Real Estate Fund does not intend to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

STATE INCOME TAXES

     MUNICIPAL BOND FUND. Individuals, trusts, and estates resident in Oregon will not be subject to the Oregon personal income tax on distributions from the Municipal Bond Fund that are derived from tax-exempt interest paid on the municipal bonds of Oregon and its political subdivisions and certain other issuers (including Puerto Rico and Guam). However, these individuals, trusts, and estates will be subject to the Oregon personal income tax on distributions from the Municipal Bond Fund that are derived from other types of income, including interest on the municipal bonds of states other than

Oregon. Furthermore, it is expected that corporations subject to the Oregon corporation excise or income tax will be subject to that tax on income from the Municipal Bond Fund, including income that is exempt for federal purposes. Shares of the Municipal Bond Fund will not be subject to Oregon property tax. Local taxes and the tax consequences to nonresidents and part-year residents are beyond the scope of this discussion.

     The exemption of certain interest income for federal income tax purposes will not necessarily result in a similar exemption under the laws of a particular state or local taxing authority. Each shareholder should consult a tax advisor in this regard. Capital gains distributed to shareholders will generally be subject to state and local taxes. The Municipal Bond Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on municipal bonds received by the Municipal Bond Fund during the preceding year.

     Oregon generally taxes corporations on interest income from municipal bonds. The Municipal Bond Fund is a corporation. However, ORS 317.309(2) provides that a regulated investment company may deduct from such interest income the exempt-interest dividends that are paid to shareholders. The Municipal Bond Fund expects to distribute its interest income so that it will not be liable for Oregon corporation excise or income taxes.


     GOVERNMENT BOND FUND. Individuals, trusts, and estates resident in Oregon will not be subject to Oregon personal income tax on dividends properly designated by the Government Bond Fund as derived from interest on U.S. government obligations. See ORS 316.683. If a shareholder pays deductible interest on debt incurred to carry shares of the Government Bond Fund, the amount of the tax-exempt dividends for state tax purposes will be reduced. If a shareholder sells shares of the Government Bond Fund at a loss after holding them for six months or less, the loss will be disallowed for state purposes to the extent of any state tax-exempt dividend received by the shareholder. The laws of other states may differ, and persons subject to tax in other states should consult their personal tax advisors.


     OTHER FUNDS. The state tax consequences of investments in the Funds, other than Oregon state tax consequences with respect to the Municipal Bond Fund and the Government Bond Fund, are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION

     The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. Local taxes are beyond the scope of this discussion. Prospective investors in the Funds are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes.

     This discussion applies only to general U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or statuses should consult their own tax advisors regarding the special rules that may apply to them.

--------------------------------------------------------------------------------

                          YIELD AND PERFORMANCE

--------------------------------------------------------------------------------

     The Funds will from time to time advertise or quote their respective yields and total return performance. These figures represent historical data and are calculated according to Securities and Exchange Commission ("SEC") rules standardizing such computations. The investment return and principal value (except, under normal circumstances, for the Money Market Fund) will fluctuate so that shares when redeemed may be worth more or less than their original cost.

THE MONEY MARKET FUND


     Current yield is calculated by dividing the net change in the value of an account of one share during an identified seven-calendar-day period by the value of the one share account at the beginning of the same period ($1.00) and multiplying that base period return by 365/7, I.E.:


net change in value of account of one share x 365 = Current
-------------------------------------------   ---
 value of account at beginning of period       7     Yield


     Compounded effective yield is calculated by daily compounding of the base period return referred to above. This calculation is made by adding 1 to the base period return, raising the sum to a number equal to 365 divided by 7, and subtracting 1 from the result, I.E.:


                        365
                        ---
(base period return + 1) 7  -1 = Compounded Effective Yield

     The determination of net change in the value of an account for purposes of the Money Market Fund yield calculations reflects the value of additional shares purchased with income dividends from the original share and income dividends declared on both the original share and the additional shares. The determination of net change does not reflect realized gains or losses from the sale of securities or unrealized appreciation or depreciation. The Money Market Fund includes unrealized appreciation or depreciation, as well as realized gains or losses, in the determination of actual daily dividends. Therefore, the quoted yields as calculated above may differ from the actual dividends paid.

THE COMMON STOCK FUND, THE REAL ESTATE FUND, THE BALANCED FUND, AND THE BOND
FUNDS

     Current yields of the Common Stock Fund, the Real Estate Fund, the Balanced Fund, the Government Bond Fund, the Bond Fund, the Municipal Bond Fund, and the High Yield Fund are calculated by dividing the net investment income per share earned during an identified 30-day period by the maximum offering price per share on the last day of the same period, according to the following formula:

                                      6
                 Yield = 2 [( a-b + 1)  -1]
                              ---
                              cd

Where:    a =  dividends and interest earned during the period.

          b =  expenses accrued for the period.

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d = the maximum offering price per share on the last day of the period.

     The Funds use generally accepted accounting principles in determining actual income paid, and these principles differ in some instances from SEC rules for computing income for the above yield calculations. Therefore, the quoted yields as calculated above may differ from the actual dividends paid.

     The Municipal Bond Fund may publish a tax equivalent yield for Oregon shareholders that represents the yield that an investor must receive on a fully taxable investment to achieve the same after-tax results at the highest then existing marginal combined Oregon and federal income tax rates, calculated according to the following formula:

Tax Equivalent Yield =  a  +  c  + e
                       ---   ---
                       1-b   1-d

Where:    a =  that portion of the current yield of the Fund that is exempt from federal and Oregon income tax.

          b = highest then-existing marginal combined Federal and Oregon income tax rate.

          c = that portion of the current yield of the Fund that is only exempt from federal gross income tax.

          d =  highest then-existing federal income tax rate.

          e = that portion of the current yield of the Fund that is not tax exempt.

     The Municipal Bond Fund may also publish a tax equivalent yield for nonresidents of Oregon that represents the yield that an investor must receive on a fully taxable investment to achieve the same after-tax results of the highest then-existing marginal federal income tax rate, calculated according to the following formula:

Tax Equivalent Yield =  a  + c
                       ---
                       1-b

Where:    a =  that portion of the current yield of the Fund that is exempt from federal income tax.

          b =  highest then-existing marginal federal income tax rate.

          c = that portion of the current yield of the Fund that is not tax exempt.

     The Government Bond Fund may publish a tax equivalent yield for Oregon shareholders that represents the yield that an investor must receive on a fully taxable investment to achieve the same after-tax results at the highest then existing marginal Oregon income tax rate, calculated according to the following formula:

Tax Equivalent Yield =  a  + c
                       ---
                       1-b

Where:    a =  that portion of the current yield of the Fund that is exempt from
               Oregon income tax.

          b =  highest then existing marginal Oregon income tax rate.

          c = that portion of the current yield of the Fund that is not exempt from Oregon income tax.

     The Funds may also publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     n
               P(1+T)  = ERV

Where:    P =  a hypothetical initial payment of $1000

          T =  average annual total return

          n =  number of years

        ERV =   ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, and 10-year periods (or fractional portion thereof)

     Total return figures may also be published for recent 1, 5, and 10-year periods where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value.

     If a Fund's registration statement under the Investment Company Act of 1940 has been in effect less than 1, 5, or 10 years, the time period during which the registration statement has been in effect will be substituted for the periods stated.

     The Funds may compare their performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. For example, these services or publications may include Lipper Analytical Services, Inc., Schabacker's Total Investment Service, Barron's, Business Week, Changing Times, The Financial Times, Financial World, Forbes, Investor's Daily, Money, Morningstar, Inc., Personal Investor, The Economist, The Wall Street Journal, and USA Today. These ranking services and publications rank the performance of the Funds against all other funds over specified periods and against funds in specified categories.

     The Funds may also compare their performance to that of a recognized stock or bond index including the Standard & Poor's 500, Dow Jones, Russell, and Nasdaq stock indices, the NAREIT Equity Index, and the Shearson Lehman and Salomon bond indices, or, with respect to the International Stock Fund, a suitable international index, such as the Morgan Stanley Capital International Europe, Australia, Far East Index or the FT-S&P Actuaries Europe-Pacific Index. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.

     In addition, the Funds may also compare their performance to other income-producing securities such as (i) money market funds; (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money market deposit accounts, and other accounts as reported by the Bank Rate Monitor and other financial reporting services, including newspapers); and (iii) U.S. treasury bills or notes. There are differences between these income-producing alternatives and the Funds other than their yields, some of which are summarized below.

     The yields of the Funds are not fixed and will fluctuate. The principal value of your investment in each Fund (except, under normal circumstances, the Money Market Fund) at redemption may be more or less than its original cost. In addition, your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit and other similar accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest, and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured up to $100,000. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.

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INVESTMENT RESTRICTIONS

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     The Prospectus sets forth the investment objectives and certain restrictions applicable to each Fund. The following is a list of investment restrictions applicable to each Fund. If a percentage limitation is adhered to at the time of an investment by a Fund, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of the restriction. A Fund may not change these restrictions without the approval of a majority of its shareholders, which means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting (if the holders of more than 50 percent of the outstanding shares are present or represented by proxy) or
(ii) more than 50 percent of the outstanding shares, whichever is less.

COLUMBIA COMMON STOCK FUND, INC.

The Common Stock Fund may not:

     1. Buy or sell commodities. However, the Common Stock Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

     2. Concentrate investments in any industry. However, the Common Stock Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     3. Buy or sell real estate. However, the Common Stock Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which operate in real estate or interests therein.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

     5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 5 percent of the assets of the Common Stock Fund (taken at current value) is invested in such securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the outstanding voting securities of that issuer to be held in the Common Stock Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Common Stock Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Common Stock Fund.

     8.   Purchase securities of other open-end investment companies.

     9.   Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except that the Common Stock Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Common Stock Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

     12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Common Stock Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years' continuous operation.

     13. Invest in companies for the purpose of exercising control or management.

     14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Common Stock Fund's net assets taken at market may, at any time, be held as collateral for such sales.

     15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

     16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

     Some of the policies described above prohibit particular practices. Other policies (paragraphs 5, 11, 12, and 14) permit specified practices but limit the portion of the Common Stock Fund's assets that may be so invested. During the last year, the Common Stock Fund did not engage in any of these permitted practices and has no current intention of doing so in the foreseeable future.

COLUMBIA GROWTH FUND, INC.

The Growth Fund may not:

     1.   Buy or sell commodities or commodity contracts.

     2. Concentrate more than 25 percent of its investments in any one industry.

     3. Buy or sell real estate. (However, the Growth Fund may buy readily marketable securities such as Real Estate Investment Trusts.)

     4. Make loans, except through the purchase of a portion of an issue of publicly distributed debt securities.

     5.   Hold more than 5 percent of the voting securities of any one company.

     6. Purchase the securities of any issuer if the purchase at the time thereof would cause more than 5 percent of the assets of the Growth Fund (taken at value) to be invested in the securities of that issuer, except U.S. Government bonds.

     7. Purchase securities of any issuer when those officers and directors of the Growth Fund who individually own 1/2 of 1 percent of the securities of that issuer together own 5 percent or more.

     8.   Purchase securities of other open-end investment companies.

     9.   Issue senior securities, bonds, or debentures.

     10. Underwrite securities issued by others except as it may be deemed to be an underwriter of restricted securities.

     11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks for extraordinary or emergency purposes.

     12. Invest more than 5 percent of its total assets at cost in the securities of companies which (with predecessor companies) have a record of less than three years of continuous operation and equity securities which are not readily marketable.

     13.  Invest in companies for purposes of control or management.

     14.  Buy securities on margin or make short sales.

     15. Invest more than 5 percent of the value of its assets in securities which are subject to legal or contractual restrictions on resale or are otherwise not saleable.

     16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

     Some of the policies described above prohibit particular practices. Other policies (paragraphs 11, 12, and 15) permit specified practices but limit the portion of the Growth Fund's assets that may be so invested. During the last year, the Growth Fund did not engage in any of these permitted practices and has no current intention of doing so in the foreseeable future.

COLUMBIA INTERNATIONAL STOCK FUND, INC.

The International Stock Fund may not:

     1. Buy or sell commodities. However, the International Stock Fund may invest in futures contracts or options on such contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15, and may enter into foreign currency transactions.

     2. Concentrate investments in any industry. However, the International Stock Fund may (a) invest up to 25 percent of the value of its assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of its assets in securities issued or guaranteed by the United States or its agencies or instrumentalities.

     3. Buy or sell real estate. However, the International Stock Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which operate in real estate or interests therein.

     4. Make loans to other persons, except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue and except to the extent the entry into repurchase agreements in accordance with the Fund's investment restrictions may be deemed a loan.

     5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Fund (taken at current value) is invested in such securities. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the International Stock Fund and, therefore, are not subject to the above investment restriction.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held by the International Stock Fund.

     7. Purchase the securities of any issuer (including any foreign government issuer) if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. government and its agencies and instrumentalities), with reference to 75 percent of the assets of the International Stock Fund.

     8. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3 percent of the total outstanding voting stock of such company is owned by the Fund, (ii) 5 percent of the International Stock Fund's total assets would be invested in any one such company, and (iii) 10 percent of the International Stock Fund's total assets would be invested in such securities.

     9.   Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except that the International Stock Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the International Stock Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     11. Borrow money, except temporarily for extraordinary or emergency purposes. For all amounts borrowed, the Fund will maintain an asset coverage of 300 percent. The International Stock Fund will not make any additional investments while borrowings exceed 5 percent of the Fund's total assets.

     12. Invest its funds in the securities of any company if the purchase would cause more than 5 percent of the value of the International Stock Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

     13. Invest in companies for the purpose of exercising control or management.

     14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the International Stock Fund's net assets taken at market may, at any time, be held as collateral for such sales.

     15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a recognized securities association or are listed on a recognized securities or commodities exchange or similar entity.

     16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

     Some of the policies described above prohibit particular practices. Other policies (paragraphs 5, 8, 11, 12, and 14) permit specified practices but limit the portion of the International Stock Fund's assets that may be so invested. Subject to the investment restriction, the International Stock Fund expects to engage in the practices described in paragraphs 5 (restricted securities) and 8 (investment companies). The International Stock Fund has no intention of engaging in the other permitted practices in the foreseeable future.

COLUMBIA SPECIAL FUND, INC.

The Special Fund may not:

     1. Buy or sell commodities. However, the Special Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

     2. Concentrate investments in any industry. However, the Special Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     3. Buy or sell real estate. However, the Special Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

     5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Special Fund (taken at current value) is invested in such securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Special Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Special Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Special Fund.

     8.   Purchase securities of other open-end investment companies.

     9.   Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except that the Special Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Special Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     11. Borrow money in excess of 5 percent of its net assets value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

     12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Special Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years' continuous operation.

     13. Invest in companies for the purpose of exercising control or management.

     14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Special Fund's net assets taken at market may, at any time, be held as collateral for such sales.

     15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

     16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

     Some of the policies described above prohibit particular practices. Other policies (paragraphs 5, 11, 12, and 14) permit specified practices but limit the portion of the Special Fund's assets that may be so invested. Other than paragraph 12, the Special Fund did not engage in any of these permitted practices during the last year and has no current intention of doing so in the foreseeable future.

COLUMBIA SMALL CAP FUND, INC.

     The Small Cap Fund may not:

     1. Buy or sell commodities. However, the Small Cap Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

     2. Concentrate investments in any industry. However, the Small Cap Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     3. Buy or sell real estate. However, the Small Cap Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

     5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Fund (taken at current value) is invested in such securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Small Cap Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Small Cap Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

     8.   Purchase securities of other open-end investment companies.

     9.   Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except that the Small Cap Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

     12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Small Cap Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years' continuous operation.

     13. Invest in companies for the purpose of exercising control or management.

     14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to securities held by the Fund. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

     15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange. The Fund may write call options that are covered in accordance with rules established by the Securities and Exchange Commission.

     16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

     Some of the policies described above prohibit particular practices. Other policies (paragraphs 5, 11, 12, and 14) permit specified practices but limit the portion of the Fund's assets that may be so invested. Other than paragraph 14, the Fund did not engage in any of these permitted practices during the last year. Subject to the investment restriction, the Fund expects to engage in the practices described in paragraph 12. The Fund has no current intention of engaging in the other permitted practices in the foreseeable future.

COLUMBIA REAL ESTATE EQUITY FUND, INC.

     The Real Estate Fund may not:

     1.   Buy or sell commodities or commodity futures contracts.

     2. Buy or sell real estate. However, the Real Estate Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, that operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

     3. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Real Estate Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of its total assets.

     4. Purchase illiquid securities, including restricted securities and repurchase agreements of more than seven days maturity, if upon the purchase more than 10 percent of the value of the Real Estate Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Real Estate Fund's net asset value and include restricted securities that are subject to legal or contractual restrictions on resale. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the Real Estate Fund and, in that event, will not be subject to the above investment restriction.

     5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Real Estate Fund.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75% of the assets of the Real Estate Fund.

     7. Purchase or retain securities of an issuer if those officers or directors of the Real Estate Fund or the Advisor who individually own more than 1/2 of 1% of the outstanding securities of that issuer together own more than 5% of such securities.

     8.   Purchase securities of other open-end investment companies.

     9.   Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except the Real Estate Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Real Estate Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     11. Borrow money except as a temporary measure for extraordinary or emergency purposes. The Real Estate Fund's borrowings may not exceed 5% of its gross assets valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets if the market value of such assets exceeds 10% of the gross assets, valued at cost, of the Real Estate Fund.

     12. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Real Estate Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

     13.  Invest in companies to exercise control or management.

     14. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

     15. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities.
These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10% of the Real Estate Fund's net assets valued at market may, at any time, be held as collateral for such sales.

     16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Real Estate Fund may own securities of companies engaged in those businesses.

     17. Concentrate investments in any one industry, except that the Real Estate Fund will invest at least 65% of the value of its total assets in securities of companies principally engaged in the real estate industry.

     Some of the practices described above prohibit particular practices. Certain policies described in paragraphs 3, 4, 5, 11, 12, and 15 permit specified practices but limit the portion of the Real Estate Fund's assets that may be so invested. During the last year, the Real Estate Fund did not engage in any of these permitted practices, other than paragraphs 11 and 12, and has no current intention of doing so in the foreseeable future.

COLUMBIA BALANCED FUND, INC.

The Balanced Fund may not:

     1. Buy or sell commodities. However, the Balanced Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15

     2. Concentrate investments in any industry. However, the Balanced Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     3. Buy or sell real estate. However, the Balanced Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

     5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 5 percent of the assets of the Balanced Fund (taken at current value) is invested in such securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the outstanding voting securities of that issuer to be held in the Balanced Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Balanced Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Balanced Fund.

     8.   Purchase securities of other open-end investment companies.

     9.   Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except that the Balanced Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Balanced Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     11. Borrow money in excess of 5 percent of its net assets value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

     12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Balanced Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years' continuous operation.

     13. Invest in companies for the purpose of exercising control or management.

     14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Balanced Fund's net assets taken at market may, at any time, be held as collateral for such sales.

     15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

     16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

     Some of the policies described above prohibit particular practices. Other policies (paragraphs 5, 11, 12, and 14) permit specified practices but limit the portion of the Balanced Fund's assets that may be so invested. Subject to the investment restriction, the Balanced Fund expects to engage in the practices described in paragraph 5 (restricted securities). (See the Prospectus for additional information.) The Balanced Fund has no intention of engaging in the other permitted practices in the foreseeable future.

COLUMBIA DAILY INCOME COMPANY

The Money Market Fund may not:

     1. Borrow money to improve portfolio yield except as a temporary measure to avoid disruptive redemptions, and not for investment purposes. Borrowings will not exceed 33 1/3 percent of total assets and will be repaid from the proceeds of sales of the Money Market Fund's shares or as maturities allow.

     2. Underwrite securities issued by others except as it may be deemed to be an underwriter in a sale of restricted securities.

     3. Invest more than 5 percent of its assets (exclusive of obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof) in the securities of any one issuer. The Money Market Fund may invest up to 100 percent of its total assets in obligations of U.S. banks which are members of the Federal Reserve System. However, the Money Market Fund will not invest more than 25 percent of its assets in any other single industry.

     4.   Buy or sell real estate.

     5.   Buy or sell commodities or commodity contracts.

     6. Make loans to others (the purchase of obligations in which the Money Market Fund is authorized to invest will not constitute loans) except that the Money Market Fund may purchase and simultaneously resell for later delivery obligations issued or guaranteed as to principal and interest by the United States Government or any agency or instrumentality thereof if no more than 10 percent of the Money Market Fund's total assets would be subject to such repurchase agreements maturing in more than seven days.

     7. Purchase common stocks, preferred stocks, warrants, or other equity securities.

     8.   Purchase securities on margin.

     9.   Sell securities short.

     10.  Write or purchase put or call options.

     11. Purchase a security which is subject to legal or contractual restrictions on resale or for which there is no readily available market, except that 10 percent of the Money Market Fund's total assets may be invested in repurchase agreements maturing in more than seven days.

     12.  Invest in companies to exercise control or management.

     13. Invest in the securities of other investment companies, except those acquired as part of a merger, consolidation, or acquisition of assets.


     Some of the policies described above prohibit particular practices. Other policies (paragraphs 1, 6, and 11) permit specified practices but limit the portion of the Money Market Fund's assets that may be so invested. Other than paragraph 1, the Money Market Fund has not engaged in these permitted practices during the last year and has no current intention of doing so in the foreseeable future.


INVESTMENT RESTRICTIONS UNDER RULE 2a-7

     Rule 2a-7 under the Investment Company Act of 1940 requires that all portfolio securities of a money market fund have at the time of purchase a maximum remaining maturity (as defined in the rule) of 13 months and that the fund maintain a dollar-weighted average portfolio maturity of not more than 90 days. The Money Market Fund, however, will be invested in short-term debt obligations maturing within 12 months. Rule 2a-7 further requires that investments by a money market fund must present minimal credit risk and, if rated, must be rated within one of the two highest rating categories for short-term debt obligations by at least two major rating agencies assigning a rating to the securities or issuer or, if only one rating agency has assigned a rating, by that agency. Purchases of securities which are unrated or rated by only one rating agency must be approved or ratified by the board of directors of the fund. Securities that are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest category by at least two major rating agencies are designated "First Tier Securities." Securities rated in the top two categories by at least two major rating agencies, but which are not rated in the highest category by two or more major rating agencies, are designated "Second Tier Securities." Securities which are unrated may be purchased only if they are deemed to be of comparable quality to rated securities. Under Rule 2a-7, a fund may not invest more than the greater of 1 percent of its total assets or one million dollars, measured at the time of investment, in the securities of a single issuer that were Second Tier Securities when acquired by the fund. In addition, a money market fund may not under Rule 2a-7 invest more than 5 percent of its total assets in securities that were Second Tier Securities when acquired.

     The Money Market Fund may not invest more than 5 percent of its total assets in the securities of any one issuer, except this limitation shall not apply to U.S. Government securities and repurchase agreements thereon. The Money Market Fund may, however, invest more than 5 percent of its total assets in the First Tier Securities of a single issuer for up to three business days, although the Money Market Fund may not make more than one such investment at any one time.

     Investment policies by the Money Market Fund are in certain circumstances more restrictive than the restrictions under Rule 2a-7. In particular, investments by the Money Market Fund are restricted to the following:

     1. Securities issued or guaranteed as to principal and interest by the U.S. Government or issued or guaranteed by agencies or instrumentalities thereof and repurchase agreements relating to these securities.

     2. Commercial paper which, if rated by Standard & Poor's Corporation ("S&P") or Moody's Investor Services, Inc. ("Moody's"), is rated A-1 by S&P and Prime 1 by Moody's or, if not rated, is determined to be of comparable quality by the Board of Directors of the Money Market Fund.


     3. Other corporate debt securities with remaining maturities of less than 12 months, including bonds and notes, of an issuer that has received ratings from S&P and Moody's for its other short-term debt obligations as described in paragraph 2 above, where such corporate debt securities are comparable in priority and security to the rated short-term debt obligations or, if no ratings are available, where such corporate debt securities are determined to be of comparable quality under procedures approved by the Board of Directors of the Money Market Fund.

     4. Obligations of U.S. banks that are members of the Federal Reserve System and have capital surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million and are determined by the Board of Directors of the Money Market Fund to be of comparable quality to the obligations described in paragraphs 2 or 3 above. Currently these obligations are certificates of deposit, bankers' acceptances, and letters of credit.

COLUMBIA U.S. GOVERNMENT SECURITIES FUND, INC.

The Government Bond Fund may not:

     1.   Issue senior securities, bonds, or debentures.

     2. Buy securities on margin, make short sales, or write put or call options.

     3. Borrow money in excess of five percent of its net asset value. Any borrowing must only be temporarily from banks or other lending institutions for extraordinary or emergency purposes.

     4. Pledge, hypothecate, or transfer in any manner, as security for indebtedness, any securities owned by the Government Bond Fund, except as necessary in connection with borrowings described in subparagraph 3 above. Any such pledge, hypothecation, or transfer may not exceed 10 percent of the Government Bond Fund's total assets, at the lesser of cost or market value.

     5. Underwrite securities of other issuers or acquire securities that must be registered under the Securities Act of 1933, as amended, before they may be sold to the public.

     6. Purchase securities that are other than direct obligations of the U.S. Government and repurchase agreements with respect to those obligations.

     7.   Invest more than 10 percent of total assets in repurchase agreements.

     8. Purchase or sell real estate or real estate contracts, including futures contracts.

     9. Purchase or sell commodities or commodities contracts, including futures contracts.

     10. Purchase securities with maturities in excess of three years from the date of purchase.

     11. Make loans to other persons except by purchase of debt obligations in which the Government Bond Fund may invest and repurchase agreements with respect to those obligations.

     12.  Purchase securities of other investment companies.

     Some of the policies described above prohibit particular practices. Other policies (paragraphs 3, 4, and 7) permit specified practices but limit the portion of the Government Bond Fund's assets that may be so invested. Other than the practices indicated in paragraphs 3 and 7, the Government Bond Fund has not engaged in any of these permitted practices during the last year and has no current intention of doing so in the foreseeable future.

COLUMBIA FIXED INCOME SECURITIES FUND, INC.

The Bond Fund may not:

     1.   Buy or sell commodities or commodity futures contracts.

     2. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry,
(b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for defensive purposes up to 80 percent of the value of its total assets in certificates of deposit (C/D's) and bankers' acceptances with maturities not greater than one year. C/D's and banker's acceptances will be limited to domestic banks which have total assets in excess of one billion dollars and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Bond Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Advisor determines that such action is desirable for investment reasons. The Board of Directors will periodically review these decisions of the Advisor.

     3. Buy or sell real estate. However, the Bond Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Bond Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

     5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations, if, as a result of such purchase, more than 10 percent of its total assets (taken at current value) are invested in such securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Bond Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Bond Fund.

     8. Purchase or retain securities issued by an issuer, any of whose officers or directors or security holders is an officer or director of the Bond Fund or of its advisor if, or so long as, the officers and directors of the Bond Fund and of its advisor together own beneficially more than 5 percent of any class of securities of the issuer.

     9.   Purchase securities of other open-end investment companies.

     10.  Issue senior securities, bonds, or debentures.

     11. Underwrite securities of other issuers, except the Bond Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Bond Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the value of the gross assets of the Bond Fund taken at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets taken at market to an extent greater than 10 percent of the value of the gross assets taken at cost of the Bond Fund.

     13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Bond Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

     14.  Invest in companies to exercise control or management.

     15. Buy any securities or other property on margin, or purchase or sell puts or calls, or combinations thereof.

     16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10 percent of the value of the Bond Fund's net assets taken at market may, at any time, be held as collateral for such sales.

     Some of the practices described above prohibit particular practices. Other policies (paragraphs 2, 4, 5, 12, 13, and 16) permit specified practices but limit the portion of the Bond Fund's assets that may be so invested. Subject to the investment restriction, the Bond Fund expects to engage in the practices described in paragraph 5 (restricted securities). (See the Prospectus for additional information.) The Bond Fund has no intention of engaging in the other permitted practices in the foreseeable future.

COLUMBIA MUNICIPAL BOND FUND, INC.

The Municipal Bond Fund may not:

     1. Buy or sell real estate, but this shall not prevent the Municipal Bond Fund from investing in municipal obligations secured by real estate or interests therein.

     2. Make loans to other persons except by purchase of debt securities constituting all or part of an issue or through the loan of portfolio securities and as otherwise permitted by the Municipal Bond Fund's investment restrictions.

     3.   Purchase more than 10 percent of the voting securities of any issuer.

     4.   Buy or sell commodities or commodity future contracts.

     5. Purchase securities of other investment companies if, as a result of the purchase, more than 10 percent of the assets of the Municipal Bond Fund is invested in such securities.

     6.   Issue senior securities, bonds, or debentures.

     7. Sell securities short or buy any securities or other property on margin, except for short-term credits necessary for clearing transactions.

     8. Lend portfolio securities to broker-dealers or other institutional investors if, as a result, the aggregate value of all securities loaned exceeds 33 1/3 percent of the total assets of the Municipal Bond Fund.

     9. Underwrite securities of other issuers, except that the Municipal Bond Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Municipal Bond Fund, it might be deemed an underwriter for purposes of the Securities Act of 1933.

     10. Borrow money except temporarily for extraordinary or emergency purposes; nor may it pledge, mortgage, or hypothecate assets having a market value greater than 10 percent of the cost of the gross assets of the Municipal Bond Fund. For amounts borrowed, the Municipal Bond Fund shall maintain an asset coverage of 300 percent for all borrowings. This restriction means that the Municipal Bond Fund may not borrow money in an amount exceeding 50 percent of its gross assets. The Municipal Bond Fund will not make any additional investments while borrowings exceed 5 percent of the value of the Fund's total assets.

     11.  Invest more than 25 percent of its assets in a single industry.

     Some of the policies described above prohibit particular practices. Other policies (paragraphs 5, 8, and 10) permit specified practices but limit the portion of the Municipal Bond Fund's assets that may be so invested. Other than the practices indicated in paragraph 5, the Municipal Bond Fund has not engaged in any of these permitted practices during the last year and has no current intention of doing so in the foreseeable future.

COLUMBIA HIGH YIELD FUND, INC.

The High Yield Fund may not:

     1.   Buy or sell commodities or commodity futures contracts.

     2. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry,
(b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for defensive purposes up to 80 percent of the value of its total assets in certificates of deposit (CD's) and bankers' acceptances with maturities not greater than one year. CD's and banker's acceptances will be limited to domestic banks which have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the High Yield Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Advisor determines that such action is desirable for investment reasons. The Board of Directors will periodically review these decisions of the Advisor.

     3. Buy or sell real estate. However, the High Yield Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, that operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The High Yield Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

     5. Purchase illiquid securities, including restricted securities and repurchase agreements of more than seven days maturity, if upon the purchase more than 10 percent of the value of the High Yield Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value and include restricted securities that are subject to legal or contractual restrictions on resale. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the Fund and, therefore, are not subject to the above investment restriction.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the High Yield Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the High Yield Fund.

     8. Purchase or retain securities of an issuer if those officers or directors of the High Yield Fund or the Advisor who individually own more than 1/2 of 1% of the outstanding securities of that issuer together own more than 5% of such securities.

     9.   Purchase securities of other open-end investment companies.

     10.  Issue senior securities, bonds, or debentures.

     11. Underwrite securities of other issuers, except the High Yield Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the gross assets of the High Yield Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

     13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the High Yield Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

     14.  Invest in companies to exercise control or management.

     15. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

     16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities.
These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10 percent of the High Yield Fund's net assets valued at market may, at any time, be held as collateral for such sales.

     17. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

     Some of the practices described above prohibit particular practices. Certain policies described in paragraphs 4, 5, 12, 13, and 16 permit specified practices but limit the portion of the High Yield Fund's assets that may be so invested. Except for the practices described in paragraph 5, the Fund has no current intention of engaging in any of these permitted practices in the foreseeable future.

OTHER RESTRICTIONS

     To permit the sale of shares of a Fund in certain states, a Fund may make commitments more restrictive than the fundamental restrictions described above. If the Board of Directors of that Fund determines that a commitment is no longer in the best interests of that Fund and its shareholders, it will revoke the commitment, terminate sales of its shares in the state(s) involved, and notify the affected shareholders.


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                   ADDITIONAL INFORMATION REGARDING CERTAIN
                          INVESTMENTS BY THE FUNDS

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INVESTMENTS BY THE BALANCED FUND, THE BOND FUND, AND THE HIGH YIELD FUND

     Securities held in the portfolios of the Balanced Fund, the Bond Fund, and the High Yield Fund may include a variety of fixed income debt securities, such as bonds, debentures, notes, equipment trust certificates, short-term obligations (those having maturities of 12 months or less), such as prime commercial paper and bankers' acceptances, domestic certificates of deposit, obligations of or guaranteed by the U.S. Government and its agencies or instrumentalities, Government National Mortgage Association (GNMA) mortgage-backed certificates and other similar securities representing ownership in a pool of loans ("pass-through securities"), and repurchase agreements with banks or securities dealers relating to these securities. Portfolio securities may have variable or "floating" interest rates. Information regarding certain of these securities is included below. Investments may also be made in fixed income preferred stocks. Debt securities and preferred stocks may be convertible into, or exchangeable for, common stocks, and may have warrants attached.

     Depending on prevailing market conditions, debt securities may be purchased at a discount from face value, producing a yield of more than the coupon rate, or at a premium over face value, producing a yield of less than the coupon rate. In making investment decisions, a Fund's advisor will consider factors other than current yield, such as preservation of capital, maturity, and yield to maturity. Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with management's judgment as to the best obtainable price.


     To achieve its investment objective, each of the Balanced Fund and the Bond Fund expects to invest a major portion (normally at least 95 percent) of its fixed income assets in investment grade debt securities. "Investment grade" debt securities are considered to be those which at the time of the investment are (a) rated Baa or higher by Moody's Investor Services, Inc. (Moody's), (b) rated BBB or higher by Standard & Poor's Corporation (S&P), or
(c) unrated, but believed by the Advisor for the Balanced Fund and the Bond Fund to be equivalent to securities with those ratings. See the Prospectus under "Additional Information -- Bond Ratings" for information regarding investment-grade securities. Up to five percent of such of the Balanced Fund's and Bond Fund's assets may be invested in lower grade securities (rated Ba or B by Moody's or BB or B by S&P) when the Balanced Fund's or Bond Fund's

Advisor believes these securities present attractive investment opportunities notwithstanding their speculative characteristics. See the Prospectus under "Risk Factors" for a description of the risks of investing in lower-rated securities and under "Additional Information" for a description of corporate bond ratings.

     To achieve its investment objective, the High Yield Fund generally will invest at least 65% of its total assets in high yielding fixed income securities rated Ba or lower by Moody's or BB or lower by S&P. No more than 10% of the Fund's total assets may be invested in fixed income securities rated Caa or lower by Moody's or CCC or lower by S&P. The High Yield Fund may also invest in unrated fixed income securities when the Fund's Advisor believes the security is of comparable quality to that of securities eligible for purchase by the Fund. Securities rated Ba or less by Moody's or BB or less by S&P, commonly referred to as "junk bonds," are considered noninvestment grade securities, subject to a high degree of risk, and considered speculative by the major credit rating agencies with respect to the issuer's ability to meet principal and interest payments. The High Yield Fund is designed for investors who are willing to assume substantial risks of significant fluctuations in principal value in order to achieve a high level of current income. The High Yield Fund should represent only a portion of a balanced investment program. See the Prospectus under "Risk Factors" for a description of the risks of investing in lower-rated securities and under "Additional Information" for a description of corporate bond ratings.

GOVERNMENT SECURITIES

     Government securities may be either direct obligations of the U.S. Government or may be the obligations of an agency or instrumentality of the United States.

     TREASURY OBLIGATIONS. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, Treasury notes currently have maturities of 1 to 10 years, and Treasury bonds can be issued with any maturity of more than 10 years.

     OBLIGATIONS OF AGENCIES AND INSTRUMENTALITIES. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank.
Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself.

MORTGAGE-BACKED CERTIFICATES

     GNMA (Government National Mortgage Association) Certificates ("Certificates") are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Bond Fund may purchase are of the "modified pass-through" type. "Modified pass-through" Certificates entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of fees paid to the servicing agent and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     THE GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a group (or pool) of mortgages insured by the FHA or guaranteed by the VA. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury to make any payments required under its guarantee.

     THE LIFE OF GNMA CERTIFICATES. The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Regular payments and prepayments of principal by mortgagors and mortgage foreclosures will result in the return of the greater part of principal invested well before the maturity of the mortgages in the pool. (Because of the GNMA guarantee, foreclosures impose no risk to principal investment.)

     Because prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the 12th year.

     YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the servicing agent. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06 of 1 percent of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44 of 1 percent for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates may be issued at a premium or discount rather than at par.

     2. After issuance, certificates may trade in the secondary market at a premium or discount.

     3. Interest is earned monthly, rather than semi-annually as for traditional bonds. Monthly payment has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. That is, if borrowers pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

     In quoting yields for GNMA Certificates, the standard practice is to assume that the Certificates will have a 12-year life. Compared on this basis, GNMA Certificates have historically yielded roughly .50 of 1 percent more than high-grade corporate bonds and 1 percent more than U.S. Government and U.S. Government Agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a 12-year life.

     MARKET FOR GNMA CERTIFICATES. Since the inception of the GNMA Mortgage-Backed Securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market interest rates, the Certificate's coupon rate, and the prepayment experience of the pool of mortgages backing each Certificate.

     OTHER PASS-THROUGH CERTIFICATES. The Funds may invest in other pass-through securities. These are mortgage-backed securities for which the payments on the underlying mortgages are passed from the mortgage holder through the servicing agent, net of fees paid to the servicing agent, to the Fund.
These securities may be "modified pass-through certificates" (like GNMA certificates), whereby the Fund would receive interest and principal payments regardless of whether the mortgagors make the payments, or they may be "straight pass-through certificates", whereby the Bond Fund would receive interest and principal only to the extent actually collected by the servicing agent. The servicing agent may be an instrumentality or agency of the U.S. Government or may be an institution such as a bank or savings and loan association. The underlying mortgages may be conventional mortgages as well as mortgages guaranteed by federal agencies or instrumentalities. Straight pass-through securities involve additional risks because payments are not guaranteed. However, this risk may be mitigated to the extent that the underlying mortgages are guaranteed by a federal agency or instrumentality or by a private insurance company. Examples of pass-through securities that the Funds may purchase are:
Federal National Mortgage Association; Federal Home Loan Mortgage Corporation (Participation Certificates); Conventional Mortgage Pass-Through Certificates (CONNIE MAC); Residential Funding Corp. Participation Certificates and Federal Housing Administration Insured Project Pass-Through Pools.

FLOATING OR VARIABLE RATE SECURITIES

     Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90 or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by a Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

     CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. Changes in assumed prepayment rates have the effect of shortening or lengthening the effective maturity of the CMO held by a Fund. CMOs may also be less marketable than other securities. A Fund will only invest in CMOs issued by agencies or instrumentalities of the U.S. Government or privately-issued CMOs carrying investment-grade ratings. In addition, a Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

INVESTMENTS BY COLUMBIA MUNICIPAL BOND FUND, INC.

     Municipal bonds are issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue and special tax bonds are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax.

     Industrial development, pollution control, or other private activity bonds backed by private corporations do not generally have the pledge of the credit of the issuing body but are secured only by the credit of the corporation benefiting from the facilities being financed. For the purpose of the Municipal Bond Fund's investment restrictions, identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for payment of principal and interest on such bonds. The Municipal Bond Fund may invest more than 25 percent of its assets in industrial development bonds or private activity bonds.

     The yields of municipal bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, size of the offering, the maturity of the obligation, whether interest on the obligation is subject to alternative minimum tax, and rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the municipal bonds they undertake to rate. These ratings, however, are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon, and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield. The yield on municipal bonds is generally lower than on corporate issues, but the interest paid is not includable in gross income for federal income tax purposes.

     The Municipal Bond Fund's investment restrictions permit it to borrow money temporarily for extraordinary or emergency purposes in an amount not exceeding 50 percent of its gross assets. During any period in which large borrowings are outstanding, the interest paid by the Municipal Bond Fund on such borrowings would reduce the yield to shareholders. Accordingly, in the event of large borrowings the yield to shareholders is expected to be lower than that of mutual funds that restrict borrowings to a lower percentage of assets.

SECURITIES RATING AGENCIES

     Subsequent to its purchase by a Fund, an issue may cease to be rated, or its rating may be reduced below the criteria set forth for that Fund. Neither event would require the elimination of bonds from the Fund's portfolio, but the Advisor will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio. To the extent the ratings accorded by S&P or Moody's for securities may change as a result of changes in such organizations or changes in the rating systems, the Funds will attempt to use comparison ratings as standards for its investments in bonds in accordance with the policies described herein.

     COMMERCIAL PAPER RATINGS. A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's respectively.




     Commercial paper rated A1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may rise as a result of public interest questions and preparation to meet such obligations.

     BOND RATINGS. See the Prospectus under "Additional Information -- Bond Ratings" for a description of the ratings used by Moody's and S&P.

LOAN TRANSACTIONS

     Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. Loans of portfolio securities of a Fund that is permitted under its investment restrictions to make loans will be made (if at all) in strictest conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

     Management of the Funds understands that it is the view of the Staff of the Securities and Exchange Commission that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash, cash equivalents, E.G., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Directors must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Directors to vote proxies.
Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

     While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by a Fund's management to be of good standing and will not be made unless, in the judgment of the Fund's management, the consideration to be earned from such loans would justify the risk. Such loan transactions are referred to in this section as "qualified loan transactions."

CERTIFICATES OF DEPOSIT

     Certificates of Deposit are receipts issued by a U.S. bank in exchange for the deposit of funds. The U.S. bank agrees to pay the amount deposited, plus interest, to the bearer of the receipt on the date specified on the certificate. Because the certificate is negotiable, it can be traded in the secondary market before maturity. Under current FDIC regulations, $100,000 is the maximum insured amount of Certificates of Deposit issued to a Fund by any one bank. Therefore, Certificates of Deposit purchased by a Fund may not be fully insured.

BANKERS' ACCEPTANCES

     Time drafts are drawn on a U.S. bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise or, less frequently, foreign exchange. The draft is then "accepted" by the U.S. bank (the drawee) which in effect unconditionally guarantees to pay the face value of the instrument on its maturity date. The face of the instrument specifies the dollar amount involved, the maturity date and the nature of the underlying transaction.

LETTERS OF CREDIT

     Letters of Credit are issued by banks and authorize the beneficiary to draw drafts upon such banks for acceptance and payment under specified conditions.

COMMERCIAL PAPER

     Commercial paper is an unsecured short-term note of indebtedness issued in bearer form by business or banking firms to finance their short-term credit needs.

WARRANTS

     Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant, and various other investment factors. Each Fund's investment restrictions do not limit the percentage of the Fund's assets that may be invested in warrants, but each Fund does not intend to invest more than 5 percent of its assets in warrants or more than 2 percent of its assets in warrants that are not listed on the New York Stock Exchange or American Stock Exchange.

DOLLAR ROLL TRANSACTIONS

     The Balanced Fund and the Bond Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Balanced Fund or the Bond Fund agrees to buy a security on a future date.

     The Balanced Fund and the Bond Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

     Dollar rolls may be treated for purposes of the Investment Company Act of 1940 (the "1940 Act") as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

     The entry into dollar rolls involves potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Balanced Fund's or the Bond Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

                           COLUMBIA DAILY INCOME COMPANY.

                                      PART C

                                OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)       Financial Statements:


               Financial Highlights are located on page 9 of the Prospectus.
          The Schedule of Investments and Statement of Assets and Liabilities as of December 31, 1997, the related Statement of Operations for the year ended December 31, 1997, the Statements of Changes in Net Assets for the years ended December 31, 1997 and 1996, the selected per share data and ratios under the caption "Financial Highlights," and the notes thereto, and the report of Independent Accountants are included in the Annual Report to Shareholders for the year ended December 31, 1997, which is incorporated into the Statement of Additional Information by reference.


(b)       Exhibits:


          (1)       Registrant's Articles of Incorporation.

          (2)       Restated Bylaws.

          (4A)      Specimen Stock Certificate.


          (4B) Application. Incorporated by reference to Exhibit 4B to Form N-1A, File No. 333-5863.


          (5)       Investment Advisory Contract.

          (6)       Distribution Agreement.

          (8)       Custodian Contract with United States National Bank of
                    Oregon.

          (9)       Transfer Agent Agreement.



          (11)      Consent of Accountants.

          (12A)     See paragraph (a) of Item 24.

          (12B)     Annual Report to Shareholders.


          (14) IRA and Money Purchase Pension and Profit Sharing Plan booklets. Incorporated by reference to Exhibit 14 to Form N-1A, File No. 333-5863.

          (17)      All Powers of Attorney


          (27)      Financial Data Schedule.

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


                    The Registrant is controlled by its Board of Directors, whose members also serve as members of the Boards of Directors or Trustees of the following investment companies: Columbia Common

Stock Fund, Inc., Columbia Balanced Fund Inc., Columbia International Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Special Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia U.S. Government Securities Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia High Yield Fund, Inc., and CMC Fund Trust, each of which, including the Registrant, is organized under the laws of the State of Oregon.


Item 26.  NUMBER OF HOLDERS OF SECURITIES


                                                  Number of Record Holders
          Title of Class                            at December 31, 1997
          --------------                          ------------------------

          Common Stock                                  34,993


Item 27.  INDEMNIFICATION

          Oregon law and the bylaws of the Registrant provide that any director or officer of the Company may be indemnified by the Registrant against all expenses incurred by him in connection with any claim, action, suit or proceeding, civil or criminal, by reason of his being an officer or director of the Registrant, provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful.

          No indemnification is available in the case of a proceeding by or in the right of the Registrant in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Registrant, unless otherwise authorized by the court in which such action or suit was brought.

          An officer or director who has been successful on the merits with respect to any such action, suit or proceeding, or claim, issue or matter therein, is entitled to indemnification as of right; otherwise, any indemnification shall be made at the discretion of the Registrant but only if
(1) the Board of Directors, acting by a majority vote of a quorum consisting of directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940 and who were not parties to such action, suit or proceeding, shall find that the director or officer involved has met the applicable standards of conduct, (2) independent legal counsel shall deliver to the Company a written opinion that such person has met the applicable standards, or (3) the shareholders vote approval.

          Expenses incurred with respect to any such claim, action or proceeding may be advanced by the Registrant under certain circumstances providing assurance of repayment or likely entitlement to indemnification upon receipt of an undertaking by the recipient to repay the advance unless it is ultimately determined that he is entitled to indemnification. The rights of indemnification provided by the bylaws are not exclusive of any rights to which any director or officer may otherwise be entitled.

          Insofar as reimbursement or indemnification for expenses incurred by a director or officer in legal proceedings arising under the Securities Act of 1933 may be permitted by the above provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such reimbursement or indemnification is against public policy as expressed in the Act and therefore unenforceable. In the event that any claim for indemnification under the above provisions is asserted by an officer or director in connection with the securities being registered, the Registrant, unless in the opinion of its counsel the matter has already been settled by controlling precedent, will (except insofar as such claim seeks reimbursement of expenses paid or incurred by an officer or director in the successful defense of any such action, suit or proceeding or claim, issue, or matter therein) submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant's directors and officers are also named insureds under an insurance policy issued by ICI Mutual Insurance Company.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     Information regarding the businesses of the Advisor and its officers and directors is set forth under "Fund Management" in the Prospectus and under "Management" and "Investment Advisory and Other Fees Paid to Affiliates" in the Statement of Additional Information and is incorporated herein by reference. Columbia Trust Company also acts as trustee and/or agent for the investment of the assets of pension and profit sharing plans in pooled accounts.

Item 29.  PRINCIPAL UNDERWRITERS


          Pursuant to a distribution agreement with each of the Columbia Funds, including the Registrant, Provident Distributors, Inc. is authorized to sell shares of each fund to the public. No commission or other compensation is received by Provident Distributors, Inc. in connection with the sale of shares of the Columbia Funds. Certain information on each director and officer of Provident Distributors, Inc. is set forth below:


Name and Principal                        Positions and Offices            Positions and Offices
 Business Address                       with Provident Distributors            with Registrant
------------------                      ---------------------------        ---------------------

Monroe J. Haegele                       CEO and Director                   None
Four Fails Corporate Center
6th Floor
West Conshohocken, PA 19428


Jane Haegele                            President                          None
Four Fails Corporate Center
6th Floor
West Conshohocken, PA 19428

Philip H. Rinnander                     Secretary                          None
Four Fails Corporate Center
6th Floor
West Conshohocken, PA 19428



Item 31   MANAGEMENT SERVICES

          Not applicable.

Item 32.  UNDERTAKINGS

          The Registrant hereby undertakes to promptly call a meeting of the shareholders of the Registrant for the purpose of voting on the removal of any director of the Registrant when requested in writing by shareholders of at least 10 percent of the outstanding shares of Common Stock of the Registrant. The Registrant undertakes to assist its shareholders in communicating with other shareholders of the Registrant to the extent required by Section 16 of the Investment Company Act of 1940 or any regulations promulgated thereunder.

          The Registrant hereby undertakes, upon request and without charge, to furnish a copy of the Registrant's annual report to shareholders to each person to whom a prospectus is delivered.

                                     SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Portland and State of Oregon on the 23rd day of February, 1998.

                              COLUMBIA DAILY INCOME COMPANY

                              By    J.JERRY INSKEEP, JR.
                                   -------------------------------
                                    J. Jerry Inskeep, Jr.
                                    President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on the 23rd day of February, 1998 by the following persons in the capacities indicated.


(i)  Principal executive officer:

          J.JERRY INSKEEP, JR.               President and Chairman of the Board
-----------------------------------
          J. Jerry Inskeep, Jr.

(ii)      Principal accounting and
          financial officer:

          J.JERRY INSKEEP, JR.               President and Chairman of the Board
-----------------------------------
          J. Jerry Inskeep, Jr.

(iii)     Directors:

  *       JAMES C. GEORGE                    Director
-----------------------------------
          James C. George



  *       THOMAS R. MACKENZIE                Director
-----------------------------------
          Thomas R. Mackenzie


  *       RICHARD L. WOOLWORTH               Director
-----------------------------------
          Richard L. Woolworth

  *  By    J. JERRY INSKEEP, JR.
-----------------------------------
          J. Jerry Inskeep, Jr.
          as Attorney-in-fact

                            COLUMBIA DAILY INCOME COMPANY

                                    EXHIBIT INDEX

Exhibit No.    Description
-----------    ------------


(1)            Registrant's Articles of Incorporation.

(2)            Restated Bylaws.

(4A)           Specimen Stock Certificate.


(4B) Application. Incorporated by reference to Exhibit 4B to Form N-1A, File No. 333-5863.


(5)            Investment Advisory Contract.

(6)            Distribution Agreement.

(8)            Custodian Contract with United States National Bank of Oregon.

(9)            Transfer Agent Agreement.


(11)           Consent of Accountants.

(12A)          See paragraph (a) of Item 24.

(12B)          Annual Report to Shareholders.


(14)           IRA and Money Purchase Pension and Profit Sharing Plan booklets.
               Incorporated by reference to Exhibit 14 to Form N-1A, File No. 333-5863.

(17)           All Powers of Attorney


(27)           Financial Data Schedule.